STATEMENT OF ADDITIONAL INFORMATION

             INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS

                                    issued by

                         RBC VARIABLE ANNUITY ACCOUNT A

                                       and

                         LIBERTY LIFE INSURANCE COMPANY

         (FORMERLY KNOWN AS BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA)


This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2007 for the Individual Flexible Payment Variable Annuity Contracts which are referred to herein. The prospectus concisely sets forth information that a prospective investor ought to know before investing. For a copy of the prospectus, call or write the Company at: (800) 423-9398, P.O. Box 19086, Greenville, South Carolina 29602-9086.

This Statement of Additional Information is dated May 1, 2007.




                                TABLE OF CONTENTS


                                                                       Page

COMPANY                                                                 3

EXPERTS                                                                 3

LEGAL OPINIONS                                                          3

DISTRIBUTOR                                                             4

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE                       5

CALCULATION OF PERFORMANCE DATA                                         6

FEDERAL TAX STATUS                                                      9

ANNUITY PROVISIONS                                                     17

MORTALITY AND EXPENSE GUARANTEE                                        18

FINANCIAL STATEMENTS                                                   19





                                     COMPANY

On June 30, 2006, Business Men's Assurance Company of America merged with its affiliate, Liberty Life Insurance Company and changed its name to Liberty Life Insurance Company as of that same date. Liberty Life Insurance Company (the "Company"), which operates under the RBC Insurance(R) brand, P.O. Box 1389,
Greenville, SC 29602-1389, was incorporated on July 1, 1909 under the laws of the state of Missouri and as of December 31, 2003, became a South Carolina domiciled insurance company. The Company is the principal (wholly owned) U.S. subsidiary of Royal Bank of Canada (RBC). RBC is Canada's largest bank as measured by assets and market capitalization and one of North America's leading diversified financial services companies. RBC provides personal and commercial banking, wealth management services, insurance, corporate and investment banking and transaction processing services on a global basis. The Company is licensed to do business in the District of Columbia and all states except New York.


                                     EXPERTS

The financial statements of the Subaccounts comprising the RBC Variable Annuity Account A included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory-basis financial statements of Liberty Life Insurance Company as of December 31, 2006 and 2005 and for the years then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (which reports express an unqualified opinion on such statutory-basis financial statements; include an explanatory paragraph that indicates that the financial statements were prepared in accordance with accounting practices prescribed or permitted by the South Carolina Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America; express an opinion that the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America; and include an explanatory paragraph relating to the statutory merger that occurred in 2006) and have been so included in reliance upon the reports of such firm given their authority as experts in accounting and auditing.


                                 LEGAL OPINIONS

Blazzard & Hasenauer, P.C., Fairfield, Connecticut and Pompano Beach, Florida has provided advice on certain matters relating to the Federal securities and income tax laws in connection with the Contracts.


                                   DISTRIBUTOR

JBS Investment Group, LLC ("Distributor") acts as the distributor and principal underwriter of the contracts. Prior to May 1, 2007, Tamarack Distributors Inc. ("Tamarack") was the principal underwriter of the contracts. The offering is on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD. Distributor will enter into selling agreements with other broker-dealers ("selling firms") and will compensate them for their services. Distributor may also offer the contracts directly to potential purchasers.

Tamarack, the prior distributor, received sales compensation with respect to the contracts in the Separate Account in the following amounts during the periods indicated:

                                                      Aggregate Amount of
                                                     Commissions Retained
Fiscal               Aggregate Amount of              By Tamarack After
Year             Commissions Paid to Tamarack     Payments to Selling Firms


2004                     $ 111,736                         $ - 0 -
2005                     $  26,271                         $ - 0 -
2006                     $  24,932                         $ - 0 -

Distributor intends to pass through commissions to selling firms for their sales. In addition, we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the contracts.

We and Distributor pay compensation to selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional and varied compensation to selected firms, including marketing allowances, preferred status fees, continuing education, training, client seminars, firm conferences and industry conference fees. We and the Distributor have put procedures in place whereby we assess the potential effectiveness of our relationship with the selling firms. It is our policy to focus our attention and additional compensation on those firms ("Focus Firms") that provide us the opportunity to provide continuing education and training to the firm's registered representatives to participate in client seminars and to attend and participate in firm conferences. Our selection of Focus Firms is subjective on our part and reflects our assessment of potential results of the relationship. The additional compensation may or may not be based on prior sales. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford us a "preferred" status at the recipient broker-dealer firm and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer's sales force that may otherwise influence the way that the broker-dealer and the registered representative market the contracts. The following list sets forth the names of the firms that received material additional compensation in 2006 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the contracts).

Berthel Fisher & Company Financial Services Inc.
Blue Vase Securities, LLC
Capital Financial Services Inc.
Centaurus Financial Inc.
Commonwealth Financial Network
Fintegra Financial Solutions
First Allied Securities, Inc.
H & R Block Financial Advisors Inc.
Harbour Investments Inc.
Investors Capital Corp.
KMS Financial Services Inc.
LaSalle St. Securities LLC
Pacific West Securities, Inc.
QA3 Financial Corp.
Questar Capital Corp.
US Allianz Securities, Inc.

The prospectus contains more information regarding the Distributor.

                REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

The amount of the Withdrawal Charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the Withdrawal Charge will be determined by the Company after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

2. The total amount of purchase payments to be received will be considered. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3. Any prior or existing relationship with the Company will be considered. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

4. There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction or elimination of the Withdrawal Charge.

The Withdrawal Charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction or elimination of the Withdrawal Charge be permitted where the reduction or elimination of the Withdrawal Charge will be unfairly discriminatory to any person.


                         CALCULATION OF PERFORMANCE DATA

Total Return

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.

Any such advertisement will include average annual total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the coverage charge, the expenses for the underlying investment portfolio being advertised and any applicable contract maintenance charges and withdrawal charges.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable contract maintenance charges and any applicable withdrawal charges to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described.

The formula used in these calculations is:

               n
     P (1 + T)    = ERV

Where:

     P =     a hypothetical initial payment of $1,000
     T =     average annual total return
     n =     number of years

    ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any withdrawal charge and contract maintenance charge. The deduction of any withdrawal charge and contract maintenance charge would reduce any percentage increase or make greater any percentage decrease. RBC may also advertise the historical performance of certain investment portfolios whose inception dates precede the date the accumulation units of your contract invested in the portfolio.

You should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what your total return may be in any future period.

Yield

The Money Market Portfolio. The Company may advertise yield and effective information for the Money Market Portfolio. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the subaccount refers to the income generated by an investment in the subaccount over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The Money Market Portfolio's current yield is computed on a base period return of a hypothetical Contract having a beginning balance of one accumulation unit for a seven day period. The return is determined by dividing the net change (exclusive of any capital changes and income other than investment income) in such accumulation unit by its beginning value, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends paid by the Portfolio, and the deduction of the coverage charge and contract maintenance charge. The effective yield reflects the effects of compounding and represents an annualization of the current return with all dividends reinvested.

Effective Yield = [(Base Period Return + 1)365/7]-1.

The Company does not currently advertise any yield information for the Money Market Portfolio.

Other Portfolios. The Company may also quote current yield in sales literature, advertisements and Owner communications for the other Portfolios. Each Portfolio (other than the Money Market Portfolio) will publish standardized total return information with any quotation of current yield. The yield computation is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for the coverage charge and the contract maintenance charge) by the accumulation unit value on the last day of the period, according to the following formula:

                      6
  Yield = 2 [(a-b + 1) - 1]
             -----
              cd

Where:

a = net investment income earned during the period by the Portfolio attributable to shares owned by the subaccount.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of accumulation units outstanding during the period.

d = the maximum offering price per accumulation unit on the last day of the period.

The above formula will be used in calculating quotations of yield, based on specified 30-day (or one month) periods identified in the advertisement or communication. Yield calculations assume no withdrawal charge. The Company does not currently advertise any yield information for any Portfolio.

Historical Unit Values

The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.

In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

Reporting Agencies

The Company may also distribute sales literature which compares the performance of the accumulation unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from Morningstar. Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

                               FEDERAL TAX STATUS

NOTE: The following description is based upon the Company's understanding of current Federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under Federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

General

Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. If after the annuity date, annuity payments cease because of the death of the annuitant, any unrecovered investment in the contract shall be allowed as a deduction to the annuitant for his last taxable year. Unrecovered investment in the contract is the investment in the contract on the annuity date reduced by amounts received after the annuity date which were excludable from taxable income. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For Federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulation prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of Federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all investment portfolios underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

Owner Control

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not the Company, would be considered the owner of the shares of the investment portfolios. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of the Company and the manager of the underlying investments, no arrangement may exist between a contract owner and the Company regarding specific investments or investment objectives for the underlying investments and a contract owner may not communicate with the underlying investment manager or the Company regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Contract. It remains unclear to what extent under Federal tax law owners are permitted to make transfers among the investment portfolios or the number and type of investment portfolios owners may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Contract, could be treated as the Owner of the investment portfolios.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax advisor prior to purchasing more than one non-qualified annuity contract in any calendar year.

Partial 1035 Exchanges

Section 1035 of the Code provides that a non-qualified annuity contract may be exchanged in a tax-free transaction for another annuity contract. The IRS has also ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also qualify as a non-taxable exchange. However, the IRS has expressed concern that partial exchanges could be used to avoid tax that would otherwise be imposed on withdrawals from an annuity contract. The IRS has indicated that pending issuance of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and a subsequent withdrawal from either of the annuity contracts within 24 months of the date of the partial exchange should result in the contracts being treated as a single contract for purposes of determining the tax treatment of the withdrawal. A contract owner may avoid this result by demonstrating that a life event such as disability, divorce or unemployment occurred between the partial exchange and the withdrawal and that the withdrawal was not contemplated at the time of the partial exchange. Owners should consult their own tax advisors prior to entering into a partial exchange of an annuity contract.

Contracts Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for Federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax advisor before purchasing a Contract to be owned by a non-natural person.

Tax Treatment of Assignments

Any transfer, assignment or pledge of a Contract may be a taxable event. You should therefore consult competent tax advisors should you wish to transfer, assign or pledge your Contract.

If a Contract is issued for use under a Qualified Plan, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

Gifting a Contract

If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Death Benefits

Any death benefits paid under the Contract are taxable to the beneficiary. Generally, such amounts are includible in the income of the beneficiary as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same manner as annuity payments.

Certain death benefits may be purchased under your Contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the Internal Revenue Service could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under age 59 1/2.

The Code provides that the assets of an IRA (including Roth IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or account value. The contract offers death benefits which may exceed the greater of purchase payments or account (contract) value. If these death benefits are determined by the Internal Revenue Service as providing life insurance, the contract may not qualify as an IRA (including Roth IRAs) which may result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the Owner are subject to Federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Taxable distributions made to nonresident aliens will generally be subject to a 30% withholding rate unless a lower tax treaty rate applies to such person.

Certain distributions from retirement plans qualified under Section 401, Section 403(b) or from a Code Section 457 governmental plan, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for Federal income tax. The 20% withholding requirement generally does not apply to:

a) series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; or

b)   distributions which are required minimum distributions; or

c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or

d)   hardship withdrawals.

Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

When all or part of an annuity contract or a death benefit under the contract is transferred or paid to an individual two or more generations younger than the owner, a generation-skipping transfer tax may be owed. Under certain circumstances, Federal tax law may require the company to withhold the tax from the contract and pay it directly to the Internal Revenue Service.

Tax Treatment of Withdrawals - Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception is used.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

Withdrawals - Investment Adviser Fees

The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser fees from an IRA or Tax-Sheltered Annuity is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the Contract owner) for payment of the adviser's fee and the fee must actually be paid from the annuity Contract to the adviser. Withdrawals from non-qualified contracts for the payment of investment adviser fees will be considered taxable distributions from the contract.

Delayed Annuity Payments

Although there is no guidance in the Federal tax law as to when annuity payments must commence under a non-qualified contract, the Internal Revenue Service could take the position that if annuity payments do not begin or are not scheduled to begin until an advanced age, such as after age 85, then the contract should not be treated as an annuity contract for Federal tax purposes. If such was to occur, then the income under the Contract could become currently taxable to the Owner.

Qualified Plans

The Contracts offered herein may also be used as Qualified Contracts. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that make it an important investment for a qualified plan. The following discussion of Qualified Contracts is not exhaustive and is for general informational purposes only. The tax rules regarding Qualified Contracts are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Qualified Contract.

Qualified Contracts include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Qualified Contracts are not transferable except upon surrender or annuitization.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. Qualified Contracts will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408(A) of the Code provides that certain individuals may purchase a type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are not deductible from taxable income.

Qualified distributions from Roth IRAs are free from Federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of Contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Hurricane Victims Tax Relief

Recent tax law changes have been made regarding Qualified Contracts to provide victims of Hurricanes Katrina, Rita and Wilma with special tax relief for certain periods of time related to the tax treatment of withdrawals, the 10% penalty tax, recontribution of certain withdrawal amounts and the limitations applicable to loan amounts and repayments. Persons eligible for the special tax treatment are generally those whose principal residence was in the designated hurricane disaster area and who sustained an economic loss from the applicable hurricane. Owners should consult their own tax advisors regarding their eligibility for this tax relief.

Tax Treatment of Withdrawals - Qualified Contracts

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Section 408 and 408A (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Annuitant reaches age 59 1/2; (b) distributions following the death or disability of the Annuitant (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and his or her designated Beneficiary; (d) distributions made to the Annuitant to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Annuitant for amounts paid during the taxable year for medical care; (e) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Annuitant and his or her spouse and dependents if the Annuitant has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Annuitant has been re-employed for at least 60 days); (f) distributions made on account of an IRS levy upon the Qualified Contract; (g) distributions from an Individual Retirement Annuity made to the Annuitant to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Annuitant for the taxable year; (h) distributions from an Individual Retirement Annuity made to the Annuitant which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code); and (i) paid as a qualified reservist distribution as defined in the Code.

With respect to (c) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception is used.

Required Distributions

Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. There are no required distributions from a Roth IRA prior to the death of the Owner.

The Internal Revenue Service has issued regulations regarding required minimum distributions from qualified plans. One of these regulations, which became effective January 1, 2006, requires that the annuity contract value used to determine required minimum distributions include the actuarial value of certain other benefits under the contract, including some forms of additional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax advisor to determine that your distributions comply with these rules.


                               ANNUITY PROVISIONS

Fixed Annuity

A fixed annuity is an annuity with payments which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The dollar amount of each fixed annuity will be determined in accordance with annuity tables contained in the contract.

Variable Annuity

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment portfolio(s) of the Separate Account. Annuity Unit Value

On the Annuity Date a fixed number of Annuity Units will be purchased as follows:

For each Subaccount the fixed number of Annuity Units is equal to the Adjusted Contract Value for all Subaccounts, divided first by $1,000, then multiplied by the appropriate Annuity Payment amount from the Annuity Table contained in the Contract for each $1,000 of value for the Annuity Option selected, and then divided by the Annuity Unit value for that Subaccount on the Annuity Date. After that, the number of Annuity Units in each Subaccount remains unchanged unless you elect to transfer between Subaccounts. All calculations will appropriately reflect the Annuity Payment frequency selected.

On each Annuity Payment date, the total Variable Annuity Payment is the sum of the Annuity Payments for each Subaccount. The Variable Annuity Payment in each Subaccount is determined by multiplying the number of Annuity Units then allocated to such Subaccount by the Annuity Unit value for that Subaccount. On each subsequent business day, the value of an Annuity Unit is determined in the following way:

First: The Net Investment Factor is determined as described in the prospectus under "Accumulation Units".

Second:      The value of an Annuity Unit for a business day is equal to:

             a. the value of the Annuity Unit for the immediately preceding business day;

             b. multiplied by the Net Investment Factor for current business day;

             c. divided by the Assumed Net Investment Factor (see below) or the business day.

The Assumed Net Investment Factor is equal to one plus the Assumed Investment Return which is used in determining the basis for the purchase of an Annuity, adjusted to reflect the particular business day. The Assumed Investment Return that we will use is 3 1/2 %. However, we may agree with you to use a different value.

The Company may elect to determine the amount of each annuity payment up to 10 business days prior to the elected payment date. The value of your contract less any applicable premium tax is applied to the applicable annuity table to determine the initial annuity payment.


                         MORTALITY AND EXPENSE GUARANTEE

We guarantee that the dollar amount of each Annuity Payment after the first will not be affected by variations in mortality or expense experience.


                              FINANCIAL STATEMENTS

The statements of net assets of the Subaccounts comprising the RBC Variable Annuity Account A as of December 31, 2006, and the related statements of operations and changes in net assets for the years ended December 31, 2006 and December 31, 2005 and the independent registered public accounting firm's reports with respect thereto, follow.

The audited statutory-basis financial statements of the Company as of December 31, 2006 and 2005 and for each of the years in the two year period ended December 31, 2006, which are also included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.

                        RBC Variable Annuity Account A

                          Financial Statements as of
                        December 31, 2006, and for the
                    Years Ended December 31, 2006 and 2005,
                     and Report of Independent Registered
                            Public Accounting Firm

                        RBC VARIABLE ANNUITY ACCOUNT A

                               TABLE OF CONTENTS

                                                                                                  Page
                                                                                                ---------
Report of Independent Registered Public Accounting Firm........................................       F-1

Audited Financial Statements as of December 31, 2006, and for the years ended December 31, 2006 and 2005:

   Statement of Net Assets.....................................................................       F-2

   Statements of Operations and Changes in Net Assets..........................................  F-3-F-15

   Notes to Financial Statements............................................................... F-16-F-40

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Liberty Life Insurance Company
and the Contract Owners of
RBC Variable Annuity Account A:

   We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the RBC Variable Annuity Account A (the "Account") of Liberty Life Insurance Company ("LLIC") as of December 31, 2006, and the related statements of operations and changes in net assets for each of the individual sub-accounts which comprise the Account for each of the periods during the two years then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The sub-accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the sub-accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2006 by correspondence with the sub-accounts' custodians. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the Account as of December 31, 2006, the results of their operations and changes in their net assets for each of the periods during the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

April 25, 2007

                        RBC VARIABLE ANNUITY ACCOUNT A

                            STATEMENT OF NET ASSETS

                            As of December 31, 2006

                                                      Number of   Share              Balance Sheet
                                                     Shares Owned Value     Cost        Amount
                                                     ------------ ------ ----------- -------------
Net Assets--Investments (Note1):
Dreyfus Stock Index Fund............................    25,734    $36.15 $   739,538  $   930,285
Dreyfus Variable Investment Fund:
   Disciplined Stock Portfolio......................     7,842     25.54     160,061      200,297
Dreyfus Investment Portfolios:
   Emerging Leaders Portfolio.......................    18,985     21.51     416,885      408,377
   Small Cap Stock Index Portfolio..................     2,814     18.59      48,818       52,317
AIM Variable Investment Funds:
   AIM VI--High Yield Fund..........................    31,344      6.12     196,841      191,828
   AIM VI--Capital Development Fund.................       250     18.43       4,138        4,613
   AIM VI--Core Equity Fund.........................    16,898     27.22     432,363      459,964
Lazard Retirement Series, Inc.:
   Retirement Small Cap Portfolio...................    59,834     17.31     847,587    1,035,735
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund........................    55,182      8.63     383,623      476,218
   VP Value Fund....................................   150,752      8.74   1,115,499    1,317,571
   VP Ultra Fund....................................       534     10.04       5,127        5,365
The Alger American Fund:
   Growth Portfolio.................................     8,723     41.22     277,447      359,572
   Mid Cap Growth Portfolio.........................    61,205     20.75   1,072,533    1,270,009
   Leveraged AllCap Portfolio.......................    11,846     41.48     369,730      491,373
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio..................    25,364     23.75     462,143      602,392
   Fidelity VIP Growth Portfolio....................    15,769     35.42     493,590      558,548
   Fidelity VIP Money Market Portfolio..............   665,692      1.00     665,692      665,692
Variable Insurance Products II Fund (VIP II):
   Fidelity VIP II Contrafund Portfolio.............    14,373     31.11     393,889      447,144
   Fidelity VIP II Investment Grade Bond Portfolio..   179,428     12.76   2,267,655    2,289,496
Variable Insurance Products III Fund (VIP III):
   Fidelity VIP III Mid Cap Portfolio...............    25,170     34.77     803,544      875,150
Janus Aspen Series:
   International Growth Portfolio...................    22,968     51.21     644,280    1,176,184
   Small Company Value Portfolio....................     3,496     19.89      64,129       69,535
Lord Abbett Series Fund, Inc.:
   America's Value Portfolio........................       123     15.28       1,826        1,878
   Bond Debenture Portfolio.........................     3,095     11.84      36,979       36,641
   Growth and Income Portfolio......................   101,750     29.34   2,753,106    2,985,355
   Mid Cap Value Portfolio..........................     4,369     21.78      99,188       95,153
T. Rowe Price Equity Series, Inc.:
   Blue Chip Growth Portfolio.......................    45,100     10.52     421,672      474,456
   Equity Income Portfolio II.......................     2,600     24.80      61,369       64,489
   Health Sciences Portfolio II.....................     6,183     12.60      73,245       77,901
   Personal Strategy Balanced Portfolio.............    58,880     19.57   1,067,497    1,152,276
Vanguard Variable Insurance Fund:
   Mid Cap Index Portfolio..........................     9,081     19.85     164,321      180,255
   REIT Index Portfolio.............................     3,677     24.98      83,786       91,860
   Total Bond Market Index Portfolio................     7,917     11.22      85,942       88,834
   Total Stock Market Index Portfolio...............     2,790     31.27      86,852       87,250
   Small Company Growth Portfolio...................     1,734     19.32      33,793       33,501
   Capital Growth Portfolio.........................     1,282     17.06      20,064       21,872
                                                                         -----------  -----------
Net Assets..........................................                     $16,854,752  $19,279,386
                                                                         ===========  ===========

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

              STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                     For the year ended December 31, 2006

                                                      Dreyfus Variable  Dreyfus Investment        AIM Variable
                                                      Investment Fund       Portfolios          Investment Funds
                                                      ---------------- -------------------  ------------------------
                                             Dreyfus                              Small Cap
                                              Stock     Disciplined    Emerging     Stock
                                              Index        Stock        Leaders     Index   AIM VI--High AIM VI--Core
                                              Fund       Portfolio     Portfolio  Portfolio  Yield Fund  Stock Fund*
                                            --------  ---------------- ---------  --------- ------------ ------------
Net investment income (loss):
   Ordinary dividend income................ $ 14,745      $  2,050     $      --   $    85    $ 16,456    $   4,243
   Coverage charges retained by LLIC.......  (11,845)       (2,943)       (5,930)     (678)     (3,125)      (1,673)
                                            --------      --------     ---------   -------    --------    ---------
Net investment income (loss)...............    2,900          (893)       (5,930)     (593)     13,331        2,570
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...........................   (2,036)        9,920        (5,996)      369       4,325       34,488
   Capital gains distribution..............       --            --        69,312       482          --           --
   Increase (decrease) in unrealized
    appreciation on investments............  115,585        21,471       (25,562)    3,309       4,524      (14,146)
                                            --------      --------     ---------   -------    --------    ---------
Net realized and unrealized gain (loss) on
 investments...............................  113,549        31,391        37,754     4,160       8,849       20,342
                                            --------      --------     ---------   -------    --------    ---------
Increase (decrease) in net assets resulting
 from operations...........................  116,449        30,498        31,824     3,567      22,180       22,912
Capital share transactions:
   Deposits................................    2,587            --            --    17,284         150           --
   Surrenders and death benefits...........  (91,276)      (71,275)     (127,076)   (2,877)    (58,192)      (3,415)
   Contract maintenance charges............     (367)          (92)         (148)       (8)       (119)         (46)
   Transfers between sub-accounts,
    including fixed interest account.......   39,917         6,070        (4,520)   31,178         170     (394,681)
                                            --------      --------     ---------   -------    --------    ---------
Increase (decrease) in net assets resulting
 from capital share transactions...........  (49,139)      (65,297)     (131,744)   45,577     (57,991)    (398,142)
                                            --------      --------     ---------   -------    --------    ---------
Increase (decrease) in net assets..........   67,310       (34,799)      (99,920)   49,144     (35,811)    (375,230)
Net assets--beginning of year..............  862,975       235,096       508,297     3,173     227,639      375,230
                                            --------      --------     ---------   -------    --------    ---------
      Net assets--end of year.............. $930,285      $200,297     $ 408,377   $52,317    $191,828    $      --
                                            ========      ========     =========   =======    ========    =========

--------
    *See Note 1

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2006

                                                                            Lazard
                                                    AIM Variable          Retirement     American Century Variable
                                                  Investment Funds       Series, Inc.        Portfolios, Inc.
                                            ---------------------------  ------------ ------------------------------
                                            AIM VI--Capital               Retirement  VP Income
                                              Development   AIM VI--Core  Small Cap   and Growth  VP Value   VP Ultra
                                                 Fund       Equity Fund*  Portfolio      Fund       Fund       Fund
                                            --------------- ------------ ------------ ---------- ----------  --------
Net investment income (loss):
   Ordinary dividend income................     $   --        $  2,452    $       --   $  8,038  $   16,742   $   --
   Coverage charges retained by
    LLIC...................................        (56)         (3,320)      (13,627)    (6,212)    (15,878)     (52)
                                                ------        --------    ----------   --------  ----------   ------
Net investment income (loss)...............        (56)           (868)      (13,627)     1,826         864      (52)
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...........................         27           1,826        39,780     18,137      24,626        1
   Capital gains distribution..............         80              --        84,876         --     105,609       --
   Increase (decrease) in unrealized
    appreciation on investments............        378          27,561        37,062     44,969      69,843      187
                                                ------        --------    ----------   --------  ----------   ------
Net realized and unrealized gain (loss) on
 investments...............................        485          29,387       161,718     63,106     200,078      188
                                                ------        --------    ----------   --------  ----------   ------
Increase (decrease) in net assets resulting
 from operations...........................        429          28,519       148,091     64,932     200,942      136
Capital share transactions:
   Deposits................................         --              --             5      1,790       2,300       --
   Surrenders and death benefits...........       (141)        (42,072)     (152,736)   (70,092)   (169,214)      --
   Contract maintenance charges............         (5)            (80)         (256)      (246)       (314)      (1)
   Transfers between sub-accounts,
    including fixed interest account.......      2,906         472,649        16,055     48,509      70,953    4,685
                                                ------        --------    ----------   --------  ----------   ------
Increase (decrease) in net assets resulting
 from capital share transactions...........      2,760         430,497      (136,932)   (20,039)    (96,275)   4,684
                                                ------        --------    ----------   --------  ----------   ------
Increase (decrease) in net assets..........      3,189         459,016        11,159     44,893     104,667    4,820
Net assets--beginning of year..............      1,424             948     1,024,576    431,325   1,212,904      545
                                                ------        --------    ----------   --------  ----------   ------
      Net assets--end of year..............     $4,613        $459,964    $1,035,735   $476,218  $1,317,571   $5,365
                                                ======        ========    ==========   ========  ==========   ======

--------
    *See Note 1

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2006

                                                                                            Variable Insurance
                                                     The Alger American Fund                  Products Fund
                                                 -------------------------------  -------------------------------------
                                                                                                            Fidelity VIP
                                                             Mid Cap   Leveraged  Fidelity VIP Fidelity VIP    Money
                                                  Growth     Growth     AllCap      Overseas      Growth       Market
                                                 Portfolio  Portfolio  Portfolio   Portfolio    Portfolio    Portfolio
                                                 --------- ----------  ---------  ------------ ------------ ------------
Net investment income (loss):
   Ordinary dividend income..................... $    458  $       --  $      --   $   4,824     $    851   $    38,494
   Coverage charges retained by LLIC............   (4,862)    (17,980)    (7,065)     (8,632)      (6,625)      (12,199)
                                                 --------  ----------  ---------   ---------     --------   -----------
Net investment income (loss)....................   (4,404)    (17,980)    (7,065)     (3,808)      (5,774)       26,295
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions................................    7,199      20,815     (6,917)    125,001       17,539            --
   Capital gains distribution...................       --     195,658         --       4,181           --            --
   Increase (decrease) in unrealized
    appreciation on investments.................   13,216     (76,697)   105,727     (32,544)      15,045            --
                                                 --------  ----------  ---------   ---------     --------   -----------
Net realized and unrealized gain (loss) on
 investments....................................   20,415     139,776     98,810      96,638       32,584            --
                                                 --------  ----------  ---------   ---------     --------   -----------
Increase (decrease) in net assets resulting from
 operations.....................................   16,011     121,796     91,745      92,830       26,810        26,295
Capital share transactions:
   Deposits.....................................       13       1,144         --          23           15     1,554,499
   Surrenders and death benefits................  (46,356)   (283,935)  (150,540)   (211,923)     (68,984)     (269,898)
   Contract maintenance charges.................     (111)       (173)      (102)       (218)        (133)         (452)
   Transfers between sub-accounts, including
    fixed interest account......................   18,060     (97,558)    (9,333)     55,882       84,386    (1,385,327)
                                                 --------  ----------  ---------   ---------     --------   -----------
Increase (decrease) in net assets resulting from
 capital share transactions.....................  (28,394)   (380,522)  (159,975)   (156,236)      15,284      (101,178)
                                                 --------  ----------  ---------   ---------     --------   -----------
Increase (decrease) increase in net assets......  (12,383)   (258,726)   (68,230)    (63,406)      42,094       (74,883)
Net assets--beginning of year...................  371,955   1,528,735    559,603     665,798      516,454       740,575
                                                 --------  ----------  ---------   ---------     --------   -----------
      Net assets--end of year................... $359,572  $1,270,009  $ 491,373   $ 602,392     $558,548   $   665,692
                                                 ========  ==========  =========   =========     ========   ===========

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2006

                                                                                Variable                              Lord
                                                                                Insurance                            Abbett
                                                           Variable Insurance   Products                             Series
                                                            Products II Fund    III Fund     Janus Aspen Series    Fund, Inc.
                                                         ---------------------  ---------  ----------------------  ----------
                                                                     Fidelity
                                                                      VIP II
                                                          Fidelity  Investment  Fidelity                   Small
                                                           VIP II     Grade      VIP III   International  Company  America's
                                                         Contrafund    Bond      Mid Cap      Growth       Value     Value
                                                         Portfolio  Portfolio   Portfolio    Portfolio   Portfolio Portfolio
                                                         ---------- ----------  ---------  ------------- --------- ----------
Net investment income (loss):
   Ordinary dividend income.............................  $  4,323  $   97,701  $   3,187   $   19,317    $    --    $   43
   Coverage charges retained by LLIC....................    (6,023)    (32,360)   (11,859)     (13,450)      (378)      (13)
                                                          --------  ----------  ---------   ----------    -------    ------
Net investment income (loss)............................    (1,700)     65,341     (8,672)       5,867       (378)       30
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment
    transactions........................................    33,634      (7,030)    19,125      127,760         57         1
   Capital gains distribution...........................    36,574       5,850    107,918           --        509        36
   Increase (decrease) in unrealized appreciation on
    investments.........................................   (26,667)      7,841    (20,629)     216,701      5,358        32
                                                          --------  ----------  ---------   ----------    -------    ------
Net realized and unrealized gain (loss) on
 investments............................................    43,541       6,661    106,414      344,461      5,924        69
                                                          --------  ----------  ---------   ----------    -------    ------
Increase (decrease) in net assets resulting from
 operations.............................................    41,841      72,002     97,742      350,328      5,546        99
Capital share transactions:
   Deposits.............................................     2,325      25,374         15       49,347        700        --
   Surrenders and death benefits........................   (66,857)   (397,248)  (113,776)    (150,405)        --        --
   Contract maintenance charges.........................      (192)       (660)      (246)        (311)        (2)       (1)
   Transfers between sub-accounts, including fixed
    interest account....................................    50,727     107,965    (41,244)     229,211     62,750     1,252
                                                          --------  ----------  ---------   ----------    -------    ------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................   (13,997)   (264,569)  (155,251)     127,842     63,448     1,251
                                                          --------  ----------  ---------   ----------    -------    ------
Increase (decrease) in net assets.......................    27,844    (192,567)   (57,509)     478,170     68,994     1,350
Net assets--beginning of year...........................   419,300   2,482,063    932,659      698,014        541       528
                                                          --------  ----------  ---------   ----------    -------    ------
      Net assets--end of year...........................  $447,144  $2,289,496  $ 875,150   $1,176,184    $69,535    $1,878
                                                          ========  ==========  =========   ==========    =======    ======

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2006

                                             Lord Abbett Series Fund, Inc.         T. Rowe Price Equity Series, Inc.
                                            ------------------------------  ----------------------------------------------
                                                                                                                 Personal
                                              Bond    Growth and   Mid Cap  Blue Chip    Equity       Health     Strategy
                                            Debenture   Income      Value    Growth      Income      Sciences    Balanced
                                            Portfolio Portfolio   Portfolio Portfolio Portfolio II Portfolio II  Portfolio
                                            --------- ----------  --------- --------- ------------ ------------ ----------
Net investment income (loss):
   Ordinary dividend income................  $ 2,105  $   35,517   $   458  $  1,354    $   495      $    --    $   24,113
   Coverage charges retained by LLIC.......     (238)    (39,284)     (697)   (5,926)      (529)        (723)      (15,287)
                                             -------  ----------   -------  --------    -------      -------    ----------
Net investment income (loss)...............    1,867      (3,767)     (239)   (4,572)       (34)        (723)        8,826
Net realized and unrealized gain (loss) on
 investments:
   Net realized (loss) gain on investment
    transactions...........................       (3)     44,082     3,664     5,093        251          651         8,428
   Capital gains distribution..............       --      95,174     7,144        --      1,578           --        34,486
   Increase (decrease) in unrealized
    appreciation on investments............     (313)    307,536    (4,001)   37,698      2,821        4,530        61,916
                                             -------  ----------   -------  --------    -------      -------    ----------
Net realized and unrealized gain (loss) on
 investments...............................     (316)    446,792     6,807    42,791      4,650        5,181       104,830
                                             -------  ----------   -------  --------    -------      -------    ----------
Increase (decrease) in net assets resulting
 from operations...........................    1,551     443,025     6,568    38,219      4,616        4,458       113,656
Capital share transactions:
   Deposits................................       --       1,640        --    17,277         --       17,693            --
   Surrenders and death benefits...........     (173)   (491,955)   (4,351)  (55,624)      (347)        (172)     (101,884)
   Contract maintenance charges............       (2)       (945)      (18)     (179)        (4)          (3)         (353)
   Transfers between sub-accounts,
    including fixed interest account.......   34,351      72,550    87,584    78,535     37,121       55,154       (29,134)
                                             -------  ----------   -------  --------    -------      -------    ----------
Increase (decrease) in net assets resulting
 from capital share transactions...........   34,176    (418,710)   83,215    40,009     36,770       72,672      (131,371)
                                             -------  ----------   -------  --------    -------      -------    ----------
Increase (decrease) in net assets..........   35,727      24,315    89,783    78,228     41,386       77,130       (17,715)
Net assets--beginning of year..............      914   2,961,040     5,370   396,228     23,103          771     1,169,991
                                             -------  ----------   -------  --------    -------      -------    ----------
      Net assets--end of year..............  $36,641  $2,985,355   $95,153  $474,456    $64,489      $77,901    $1,152,276
                                             =======  ==========   =======  ========    =======      =======    ==========

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

        STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS--(Concluded)

                     For the year ended December 31, 2006

                                                                            Vanguard Variable Insurance Fund
                                                               ----------------------------------------------------------
                                                                                     Total     Total
                                                                                     Bond      Stock     Small
                                                                Mid Cap    REIT     Market    Market    Company   Capital
                                                                 Index     Index     Index     Index    Growth    Growth
                                                               Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio
                                                               --------- --------- --------- --------- --------- ---------
Net investment income (loss):
   Ordinary dividend income................................... $    262   $    65   $    89   $    10   $    73   $     4
   Coverage charges retained by LLIC..........................   (1,812)     (657)     (723)     (262)     (465)     (178)
                                                               --------   -------   -------   -------   -------   -------
Net investment income (loss)..................................   (1,550)     (592)     (634)     (252)     (392)     (174)
Net realized and unrealized gain (loss) on investments:
   Net realized gain on investment transactions...............      426     2,496        28     2,236        14        12
   Capital gains distribution.................................    1,008       207        --        82     2,257        23
   Increase (decrease) in unrealized appreciation on
    investments...............................................   15,467     8,032     2,889       349      (395)    1,756
                                                               --------   -------   -------   -------   -------   -------
Net realized and unrealized gain (loss) on investments........   16,901    10,735     2,917     2,667     1,876     1,791
                                                               --------   -------   -------   -------   -------   -------
Increase (decrease) in net assets resulting from operations...   15,351    10,143     2,283     2,415     1,484     1,617
Capital share transactions:
   Deposits...................................................   17,351        24        23        27    17,290        12
   Surrenders and death benefits..............................   (3,139)       --      (347)       --        --        --
   Contract maintenance charges...............................      (17)       (7)       (1)       (3)       (7)       (2)
   Transfers between sub-accounts, including fixed interest
    account...................................................  143,712    79,277    86,380    83,759    12,642    19,694
                                                               --------   -------   -------   -------   -------   -------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................  157,907    79,294    86,055    83,783    29,925    19,704
                                                               --------   -------   -------   -------   -------   -------
Increase (decrease) in net assets.............................  173,258    89,437    88,338    86,198    31,409    21,321
Net assets--beginning of year.................................    6,997     2,423       496     1,052     2,092       551
                                                               --------   -------   -------   -------   -------   -------
      Net assets--end of year................................. $180,255   $91,860   $88,834   $87,250   $33,501   $21,872
                                                               ========   =======   =======   =======   =======   =======


                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

              STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                     For the year ended December 31, 2005

                                                                            Investors Mark Series Fund, Inc.
                                                         ----------------------------------------------------------------------
                                                                        Growth       Large      Small      Large    Intermediate
                                                                          and         Cap        Cap        Cap        Fixed
                                                          Balanced*     Income*      Value*    Equity*    Growth*     Income*
                                                         -----------  -----------  ---------  ---------  ---------  ------------
Net investment income (loss):
   Ordinary dividend income............................. $    12,405  $    36,798  $   5,919  $      --  $   2,716  $    56,493
   Coverage charges retained by LLIC....................      (9,057)     (16,790)    (5,273)    (3,475)    (2,963)     (16,462)
                                                         -----------  -----------  ---------  ---------  ---------  -----------
Net investment income (loss)............................       3,348       20,008        646     (3,475)      (247)      40,031
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment
    transactions........................................      46,982     (112,409)    17,273     (6,806)  (173,947)     (59,079)
   Capital gains distribution...........................     185,187      457,440    112,270         --         --        1,760
   Increase (decrease) in unrealized appreciation on
    investments.........................................    (264,666)    (462,205)  (140,657)   (14,071)   154,699       34,749
                                                         -----------  -----------  ---------  ---------  ---------  -----------
Net realized and unrealized gain (loss) on
 investments............................................     (32,497)    (117,174)   (11,114)   (20,877)   (19,248)     (22,570)
                                                         -----------  -----------  ---------  ---------  ---------  -----------
Increase (decrease) in net assets resulting from
 operations.............................................     (29,149)     (97,166)   (10,468)   (24,352)   (19,495)      17,461
Capital share transactions:
   Deposits.............................................          --           --        105         --         --           --
   Surrenders and death benefits........................    (316,687)    (310,727)   (50,497)   (33,337)   (63,460)    (164,244)
   Contract maintenance charges.........................        (176)        (626)      (155)      (137)       (69)        (299)
   Transfers between sub-accounts, including fixed
    interest account....................................  (1,120,856)  (2,245,683)  (718,348)  (494,964)  (372,434)  (2,179,783)
                                                         -----------  -----------  ---------  ---------  ---------  -----------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................  (1,437,719)  (2,557,036)  (768,895)  (528,438)  (435,963)  (2,344,326)
                                                         -----------  -----------  ---------  ---------  ---------  -----------
Increase (decrease) in net assets.......................  (1,466,868)  (2,654,202)  (779,363)  (552,790)  (455,458)  (2,326,865)
Net assets--beginning of year...........................   1,466,868    2,654,202    779,363    552,790    455,458    2,326,865
                                                         -----------  -----------  ---------  ---------  ---------  -----------
      Net assets--end of year........................... $        --  $        --  $      --  $      --  $      --  $        --
                                                         ===========  ===========  =========  =========  =========  ===========

--------
    *See Note 1


                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2005

                                                                                        Dreyfus Variable  Dreyfus Investment
                                            Investors Mark Series Fund, Inc.            Investment Fund       Portfolios
                                            -------------------------------             ---------------- --------------------
                                                                              Dreyfus                               Small Cap
                                               Mid                 Global      Stock                      Emerging    Stock
                                               Cap       Money      Fixed      Index      Disciplined     Leaders     Index
                                             Equity*    Market*    Income*     Fund     Stock Portfolio* Portfolio* Portfolio*
                                            ---------  ---------  ---------  ---------  ---------------- ---------- ----------
Net investment income (loss):
   Ordinary dividend income................ $   1,791  $   6,009  $  57,700  $  14,020      $     --      $     --    $   --
   Coverage charges retained by LLIC.......    (5,519)    (3,588)    (2,721)   (11,662)       (3,080)       (2,959)      (17)
                                            ---------  ---------  ---------  ---------      --------      --------    ------
Net investment income (loss)...............    (3,728)     2,421     54,979      2,358        (3,080)       (2,959)      (17)
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...........................   (76,766)        --    (16,903)   (29,365)       (3,801)       (1,294)        1
   Capital gains distribution..............   263,096         --         --         --            --            --        --
   Increase (decrease) in unrealized
    appreciation on investments............  (142,782)        --    (29,974)    55,331        18,780        17,055       191
                                            ---------  ---------  ---------  ---------      --------      --------    ------
Net realized and unrealized gain (loss) on
 investments...............................    43,548         --    (46,877)    25,966        14,979        15,761       192
                                            ---------  ---------  ---------  ---------      --------      --------    ------
Increase (decrease) in net assets resulting
 from operations...........................    39,820      2,421      8,102     28,324        11,899        12,802       175
Capital share transactions:
   Deposits................................        --    357,640      1,470      4,710            --           500       500
   Surrenders and death benefits...........   (42,881)   (33,381)   (43,112)  (144,118)      (22,415)      (33,735)       --
   Contract maintenance charges............      (173)      (119)       (43)      (331)         (115)          (66)       --
   Transfers between sub-accounts,
    including fixed interest account.......  (760,580)  (840,083)  (351,991)    20,435        16,867       528,796     2,498
                                            ---------  ---------  ---------  ---------      --------      --------    ------
Increase (decrease) in net assets resulting
 from capital share transactions...........  (803,634)  (515,943)  (393,676)  (119,304)       (5,663)      495,495     2,998
                                            ---------  ---------  ---------  ---------      --------      --------    ------
Increase (decrease) in net assets..........  (763,814)  (513,522)  (385,574)   (90,980)        6,236       508,297     3,173
Net assets--beginning of year..............   763,814    513,522    385,574    953,955       228,860            --        --
                                            ---------  ---------  ---------  ---------      --------      --------    ------
      Net assets--end of year.............. $      --  $      --  $      --  $ 862,975      $235,096      $508,297    $3,173
                                            =========  =========  =========  =========      ========      ========    ======

--------
    *SeeNote 1

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2005

                                                                                                          American
                                                                                            Lazard        Century
                                                                                          Retirement      Variable
                                              AIM Variable Investment Funds              Series, Inc. Portfolios, Inc.
                                  -----------------------------------------------------  ------------ ----------------
                                                            AIM VI--Capital               Retirement     VP Income
                                  AIM VI--High AIM VI--Core   Development   AIM VI--Core  Small Cap      and Growth
                                   Yield Fund  Stock Fund*       Fund*      Equity Fund*  Portfolio         Fund
                                  ------------ ------------ --------------- ------------ ------------ ----------------
Net investment income (loss):
   Ordinary dividend income......   $ 20,435     $  1,602       $   --          $ 14      $       --     $   8,408
   Coverage charges retained by
    LLIC.........................     (2,753)      (4,748)         (11)          (10)        (13,017)       (5,275)
                                    --------     --------       ------          ----      ----------     ---------
Net investment income (loss).....     17,682       (3,146)         (11)            4         (13,017)        3,133
Net realized and unrealized gain
 (loss) on investments:
   Net realized gain (loss) on
    investment transactions......      5,217      (10,844)          (3)           --          32,444        11,716
   Capital gains distribution....         --           --           --            --          73,903            --
   Increase (decrease) in
    unrealized appreciation on
    investments..................    (19,575)      23,485           98            40         (65,833)          821
                                    --------     --------       ------          ----      ----------     ---------
Net realized and unrealized gain
 (loss) on investments...........    (14,358)      12,641           95            40          40,514        12,537
                                    --------     --------       ------          ----      ----------     ---------
Increase (decrease) in net assets
 resulting from operations.......      3,324        9,495           84            44          27,497        15,670
Capital share transactions:
   Deposits......................      8,335        3,032          500           500          10,262         1,215
   Surrenders and death
    benefits.....................    (54,092)     (42,185)        (325)           --        (106,177)     (111,527)
   Contract maintenance
    charges......................       (137)        (149)          --            --            (289)         (232)
   Transfers between
    sub-accounts, including
    fixed interest account.......     65,745       40,447        1,165           404          79,060        98,306
                                    --------     --------       ------          ----      ----------     ---------
Increase (decrease) in net assets
 resulting from capital share
 transactions....................     19,851        1,145        1,340           904         (17,144)      (12,238)
                                    --------     --------       ------          ----      ----------     ---------
Increase (decrease) in net assets     23,175       10,640        1,424           948          10,353         3,432
Net assets--beginning of year....    204,464      364,590           --            --       1,014,223       427,893
                                    --------     --------       ------          ----      ----------     ---------
      Net assets--end of
       year......................   $227,639     $375,230       $1,424          $948      $1,024,576     $ 431,325
                                    ========     ========       ======          ====      ==========     =========

--------
    *SeeNote 1

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2005

                                                       American Century                                       Variable
                                                           Variable                                           Insurance
                                                       Portfolios, Inc.        The Alger American Fund      Products Fund
                                                     -------------------  --------------------------------  -------------
                                                                                      Mid Cap    Leveraged  Fidelity VIP
                                                      VP Value   VP Ultra   Growth     Growth      AllCap     Overseas
                                                        Fund      Fund*   Portfolio* Portfolio*  Portfolio*   Portfolio
                                                     ----------  -------- ---------- ----------  ---------- -------------
Net investment income (loss):
   Ordinary dividend income......................... $   11,490    $ --   $   1,103  $       --  $      --    $  3,122
   Coverage charges retained by LLIC................    (16,077)     (7)     (5,801)    (19,839)    (7,571)     (8,095)
                                                     ----------    ----   ---------  ----------  ---------    --------
Net investment income (loss)........................     (4,587)     (7)     (4,698)    (19,839)    (7,571)     (4,973)
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions....................................     34,391      --     (10,960)    (84,704)   (47,322)      9,925
   Capital gains distribution.......................    132,947      --          --      62,019         --       3,122
   Increase (decrease) in unrealized appreciation
    on investments..................................   (119,116)     52      54,873     166,614    126,086      97,144
                                                     ----------    ----   ---------  ----------  ---------    --------
Net realized and unrealized gain (loss) on
 investments........................................     48,222      52      43,913     143,929     78,764     110,191
                                                     ----------    ----   ---------  ----------  ---------    --------
Increase (decrease) in net assets resulting from
 operations.........................................     43,635      45      39,215     124,090     71,193     105,218
Capital share transactions:
   Deposits.........................................     15,134     500          --      13,461         --       7,189
   Surrenders and death benefits....................   (202,125)     --    (118,453)   (259,362)  (126,962)    (97,564)
   Contract maintenance charges.....................       (411)     --        (151)       (284)      (201)       (222)
   Transfers between sub-accounts, including fixed
    interest account................................     25,623      --     (37,003)     (9,959)   (34,144)     53,583
                                                     ----------    ----   ---------  ----------  ---------    --------
Increase (decrease) in net assets resulting from
 capital share transactions.........................   (161,779)    500    (155,607)   (256,144)  (161,307)    (37,014)
                                                     ----------    ----   ---------  ----------  ---------    --------
Increase (decrease) increase in net assets..........   (118,144)    545    (116,392)   (132,054)   (90,114)     68,204
Net assets--beginning of year.......................  1,331,048      --     488,347   1,660,789    649,717     597,594
                                                     ----------    ----   ---------  ----------  ---------    --------
      Net assets--end of year....................... $1,212,904    $545   $ 371,955  $1,528,735  $ 559,603    $665,798
                                                     ==========    ====   =========  ==========  =========    ========

--------
    *SeeNote 1

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2005

                                                                                            Variable
                                                                                           Insurance
                                              Variable Insurance      Variable Insurance    Products
                                                 Products Fund         Products II Fund     III Fund     Janus Aspen Series
                                            ----------------------  ---------------------  ---------- -----------------------
                                                                                Fidelity
                                                          Fidelity               VIP II
                                                            VIP      Fidelity  Investment   Fidelity                  Small
                                            Fidelity VIP   Money      VIP II     Grade      VIP III   International  Company
                                               Growth      Market   Contrafund    Bond      Mid Cap      Growth       Value
                                             Portfolio   Portfolio* Portfolio  Portfolio*  Portfolio*   Portfolio   Portfolio*
                                            ------------ ---------- ---------- ----------  ---------- ------------- ----------
Net investment income (loss):
   Ordinary dividend income................   $  1,332    $ 10,026  $     459  $       --   $     --    $   7,909      $ --
   Coverage charges retained by LLIC.......     (6,532)     (3,962)    (4,918)    (15,501)    (5,346)      (9,235)       (7)
                                              --------    --------  ---------  ----------   --------    ---------      ----
Net investment income (loss)...............     (5,200)      6,064     (4,459)    (15,501)    (5,346)      (1,326)       (7)
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...........................     (8,334)         --     44,947        (992)     6,812      165,458         1
   Capital gains distribution..............         --          --         66          --         --           --        --
   Increase (decrease) in unrealized
    appreciation on investments............     36,214          --     15,451      14,001     92,235       16,241        47
                                              --------    --------  ---------  ----------   --------    ---------      ----
Net realized and unrealized gain (loss) on
 investments...............................     27,880          --     60,464      13,009     99,047      181,699        48
                                              --------    --------  ---------  ----------   --------    ---------      ----
Increase (decrease) in net assets resulting
 from operations...........................     22,680       6,064     56,005      (2,492)    93,701      180,373        41
Capital share transactions:................
   Deposits................................      1,503     365,299      2,140      61,755      4,356        7,909       500
   Surrenders and death benefits...........    (20,543)    (86,444)  (113,956)   (153,545)   (28,391)    (223,878)       --
   Contract maintenance charges............       (120)       (170)      (188)       (440)      (134)        (303)       --
   Transfers between sub-accounts,
    including fixed interest account.......     (4,763)    455,826    138,120   2,576,785    863,127      (35,404)       --
                                              --------    --------  ---------  ----------   --------    ---------      ----
Increase (decrease) in net assets resulting
 from capital share transactions...........    (23,923)    734,511     26,116   2,484,555    838,958     (251,676)      500
                                              --------    --------  ---------  ----------   --------    ---------      ----
Increase (decrease) in net assets..........     (1,243)    740,575     82,121   2,482,063    932,659      (71,303)      541
Net assets--beginning of year..............    517,697          --    337,179          --         --      769,317        --
                                              --------    --------  ---------  ----------   --------    ---------      ----
      Net assets--end of year..............   $516,454    $740,575  $ 419,300  $2,482,063   $932,659    $ 698,014      $541
                                              ========    ========  =========  ==========   ========    =========      ====

--------
    *SeeNote 1

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2005

                                           Lord Abbett Series Fund, Inc.           T. Rowe Price Equity Series, Inc.
                                    -------------------------------------------  -------------------------------------
                                    America's     Bond    Growth and   Mid Cap   Blue Chip     Equity        Health
                                      Value    Debenture    Income      Value      Growth      Income       Sciences
                                    Portfolio* Portfolio* Portfolio*  Portfolio* Portfolio* Portfolio II* Portfolio II*
                                    ---------- ---------- ----------  ---------- ---------- ------------- -------------
Net investment income (loss):
   Ordinary dividend income........    $ 11      $  44    $   28,372    $   23    $    413     $   115        $  --
   Coverage charges retained by
    LLIC...........................      (7)       (11)      (17,380)      (24)     (2,333)        (81)         (12)
                                       ----      -----    ----------    ------    --------     -------        -----
Net investment income (loss).......       4         33        10,992        (1)     (1,920)         34          (12)
Net realized and unrealized gain
 (loss) on investments:
   Net realized (loss) gain on
    investment transactions........      --         (4)        3,275        (7)       (310)          3           17
   Capital gains distribution......       5         10       173,348       314          --         925           --
   Increase (decrease) in
    unrealized appreciation on
    investments....................      19        (25)      (75,287)      (35)     15,086         300          126
                                       ----      -----    ----------    ------    --------     -------        -----
Net realized and unrealized gain
 (loss) on investments.............      24        (19)      101,336       272      14,776       1,228          143
                                       ----      -----    ----------    ------    --------     -------        -----
Increase (decrease) in net assets
 resulting from operations.........      28         14       112,328       271      12,856       1,262          131
Capital share transactions:........
   Deposits........................     500        500        22,159       500         500         500          500
   Surrenders and death
    benefits.......................      --       (409)     (111,923)     (328)    (11,125)         --         (406)
   Contract maintenance
    charges........................      --         --          (403)       --         (92)         --           --
   Transfers between
    sub-accounts, including fixed
    interest account...............      --        809     2,938,879     4,927     394,089      21,341          546
                                       ----      -----    ----------    ------    --------     -------        -----
Increase (decrease) in net assets
 resulting from capital share
 transactions......................     500        900     2,848,712     5,099     383,372      21,841          640
                                       ----      -----    ----------    ------    --------     -------        -----
Increase (decrease) in net assets..     528        914     2,961,040     5,370     396,228      23,103          771
Net assets--beginning of year......      --         --            --        --          --          --           --
                                       ----      -----    ----------    ------    --------     -------        -----
      Net assets--end of year......    $528      $ 914    $2,961,040    $5,370    $396,228     $23,103        $ 771
                                       ====      =====    ==========    ======    ========     =======        =====

--------
    *SeeNote 1


                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

        STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS--(Concluded)

                     For the year ended December 31, 2005

                                              T. Rowe
                                            Price Equity
                                            Series, Inc.                 Vanguard Variable Insurance Fund
                                            ------------ ----------------------------------------------------------------
                                                                                 Total      Total
                                              Personal                            Bond      Stock      Small
                                              Strategy    Mid Cap      REIT      Market     Market    Company    Capital
                                              Balanced     Index      Index      Index      Index      Growth     Growth
                                             Portfolio*  Portfolio* Portfolio* Portfolio* Portfolio* Portfolio* Portfolio*
                                            ------------ ---------- ---------- ---------- ---------- ---------- ----------
Net investment income (loss):
   Ordinary dividend income................  $   10,076    $   --     $   --      $ --      $   --     $   --      $ --
   Coverage charges retained by
    LLIC...................................      (7,018)      (49)       (20)       (6)        (12)       (21)       (6)
                                             ----------    ------     ------      ----      ------     ------      ----
Net investment income (loss)...............       3,058       (49)       (20)       (6)        (12)       (21)       (6)
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain on investment
    transactions...........................         576         2          3        --          --          1        --
   Capital gains distribution..............      10,031        --         --        --          --         --        --
   Increase (decrease) in unrealized
    appreciation on investments............      22,863       467         42         3          49        103        53
                                             ----------    ------     ------      ----      ------     ------      ----
Net realized and unrealized gain (loss) on
 investments...............................      33,470       469         45         3          49        104        53
                                             ----------    ------     ------      ----      ------     ------      ----
Increase (decrease) in net assets resulting
 from operations...........................      36,528       420         25        (3)         37         83        47
Capital share transactions:
   Deposits................................      15,615        --        500        --          --         --        --
   Surrenders and death benefits...........     (30,119)       --         --        --          --         --        --
   Contract maintenance charges............        (220)       --         --        --          --         --        --
   Transfers between sub-accounts,
    including fixed interest account.......   1,148,187     6,577      1,898       499       1,015      2,009       504
                                             ----------    ------     ------      ----      ------     ------      ----
Increase (decrease) in net assets resulting
 from capital share transactions...........   1,133,463     6,577      2,398       499       1,015      2,009       504
                                             ----------    ------     ------      ----      ------     ------      ----
Increase (decrease) in net assets..........   1,169,991     6,997      2,423       496       1,052      2,092       551
Net assets--beginning of year..............          --        --         --        --          --         --        --
                                             ----------    ------     ------      ----      ------     ------      ----
      Net assets--end of year..............  $1,169,991    $6,997     $2,423      $496      $1,052     $2,092      $551
                                             ==========    ======     ======      ====      ======     ======      ====

--------
    *SeeNote 1

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

  As of December 31, 2006, and for the years ended December 31, 2006 and 2005

1. Organization

   RBC Variable Annuity Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Liberty Life Insurance Company ("LLIC"), formerly Business Men's Assurance Company of America ("BMA"). LLIC merged with BMA on June 30, 2006. The assets of the Account are legally segregated from those of LLIC. LLIC's ultimate parent is the Royal Bank of Canada ("RBC").

   The Account includes two investment products: a variable annuity and an annuity with both fixed and variable portions ("VA 2+2"). Both of these products also have the option of an additional death benefit. The basic death benefit is equal to the contract value or the annual reset amount. The additional death benefit option provides for an increase to the basic death benefit.

  Investments

   Apart from the fixed account offered by VA 2+2, the deposits of the Account are invested at the direction of the contractholders in the sub-accounts that comprise the Account. The fixed account offers minimum interest rates that are guaranteed by LLIC. Absent any other contract provisions wherein LLIC contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

   Investors Mark Series Funds, Inc. ("IMSF"): Balanced, Growth and Income, Large Cap Value, Small Cap Equity, Large Cap Growth, Intermediate Fixed Income, Mid Cap Equity, Money Market, and Global Fixed Income. Effective July 15, 2005, the shares in the IMSF funds were substituted with shares of certain series of other registered investment companies as follows:

IMSF Fund           Substituted with:
---------           -----------------

Balanced            T. Rowe Price Equity Series, Inc.--Personal Strategy Balanced Portfolio

Growth and Income   Lord Abbett Series Fund, Inc.--Growth and Income Portfolio

Large Cap Value     Lord Abbett Series Fund, Inc.--Growth and Income Portfolio

Small Cap Equity    Dreyfus Investment Portfolios--Emerging Leaders Portfolio

Large Cap Growth    T. Rowe Price Equity Series, Inc.--Blue Chip Growth Portfolio

Intermediate Fixed  Variable Insurance Products Fund II--Fidelity VIP II Investment Grade Bond
  Income            Portfolio

Mid Cap Equity      Variable Insurance Products Fund III--Fidelity VIP III Mid Cap Portfolio

Money Market        Variable Insurance Products Fund--Fidelity VIP Money Market Portfolio

Global Fixed Income Variable Insurance Products Fund II--Fidelity VIP II Investment Grade Bond
                    Portfolio

   Dreyfus Stock Index Fund

   Dreyfus Variable Investment Fund: Disciplined Stock Portfolio. Effective July 15, 2005, the Dreyfus Disciplined Stock Portfolio was discontinued as an investment option. This did not affect existing investments.

                        RBC VARIABLE ANNUITY ACCOUNT A

   Dreyfus Investment Portfolios: Effective May 1, 2005, the Emerging Leaders Portfolio and Small Cap Stock Index Portfolio were added as investment options.

   Lazard Retirement Series, Inc.: Retirement Small Cap Portfolio.

   American Century Variable Portfolios, Inc.: VP Income and Growth Fund and VP Value Fund. Effective May 1, 2005, the VP Ultra Fund was added as an investment option.

   The Alger American Fund: Growth Portfolio, Mid Cap Growth Portfolio and Leveraged AllCap Portfolio. The Alger American Fund portfolios were discontinued as investment options effective July 15, 2005. This did not affect existing investments.

   Variable Insurance Products Fund ("VIP"): Fidelity VIP Overseas Portfolio and Fidelity VIP Growth Portfolio. Effective May 1, 2005, the Fidelity VIP Money Market Portfolio was added as an investment option.

   Variable Insurance Products II Fund ("VIP II"): Fidelity VIP II Contrafund Portfolio. Effective May 1, 2005, the Fidelity VIP II Investment Grade Bond Portfolio was added as an investment option.

   Variable Insurance Products III Fund ("VIP III"): Effective May 1, 2005, the Fidelity VIP III Mid Cap Portfolio was added as an investment option.

   Janus Aspen Series: International Growth Portfolio. Effective May 1, 2005, the Small Company Value Portfolio was added as an investment option.

   AIM Variable Investment Funds: AIM VI--High Yield Fund and AIM VI--Core Stock Fund. Effective May 1, 2005, the AIM VI--Capital Development Fund and AIM VI--Core Equity Fund were added as investment options. Effective
   July 15, 2005, the AIM VI Core Stock Fund was discontinued as an investment option. This did not affect existing investments. Effective April 28, 2006, the AIM VI--Core Stock Fund was reorganized into the AIM VI--Core Equity Fund.

   Lord Abbett Series Fund, Inc.: Effective May 1, 2005, the America's Value Portfolio, Bond Debenture Portfolio, Growth and Income Portfolio and Mid Cap Value Portfolio were added as investment options.

   T. Rowe Price Equity Series, Inc.: Effective May 1, 2005, the Blue Chip Growth Portfolio, Equity Income Portfolio II, Health Sciences Portfolio II and Personal Strategy Balanced Portfolio were added as investment options.

   Vanguard Variable Insurance Fund: Effective May 1, 2005, the Mid Cap Index Portfolio, REIT Index Portfolio, Total Bond Market Index Portfolio, Total Stock Market Index Portfolio, Small Company Growth Portfolio and Capital Growth Portfolio were added as investment options.

  Management of the Funds

   Effective July 15, 2005, LLIC substituted the shares of the IMSF portfolios with shares of certain series of other registered investment companies as described above. Prior to the substitution, under the terms of the investment advisory contracts, portfolio investments of the underlying mutual funds of IMSF were made by Investors Mark Advisors, LLC ("IMA"), which is owned by Tamarack Distributors, Inc., an affiliate of LLIC whose ultimate parent is RBC. IMA had engaged Standish Mellon Asset Management Company, LLC to provide subadvisory services for the Intermediate Fixed Income Portfolio, the Mid Cap Equity Portfolio, the Money Market Portfolio, and the Global Fixed Income Portfolio. IMA had engaged Columbia Management Advisors to

                        RBC VARIABLE ANNUITY ACCOUNT A
provide subadvisory services for the Small Cap Equity Portfolio and the Large Cap Growth Portfolio. IMA had engaged David L. Babson & Co., Inc. to provide subadvisory services for the Large Cap Value Portfolio. IMA had engaged Lord Abbett to provide subadvisory services for the Growth and Income Portfolio. IMA had engaged Kornitzer Capital Management, Inc. to provide subadvisory services for the Balanced Portfolio.

2. Summary of Significant Accounting Policies

  Investment Valuation

   Investments in mutual fund shares are carried in the statement of net assets at market value based on the net asset value of the underlying mutual funds, which value their investment securities at fair value. The difference between cost and current market prices of shares owned on the day of measurement is recorded as unrealized gain or loss on investments. Realized gains and losses represent the difference between the proceeds from sales of shares of mutual funds by the Account and the cost of such shares, which is determined using the first-in, first-out method. Security transactions are accounted for on the trade date, and dividend income from the funds to the Account is recorded on the ex-dividend date and reinvested upon receipt. Capital gain distributions from the mutual funds to the Account also are recorded on the ex-dividend date and reinvested upon receipt.

  Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the operations of LLIC, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by LLIC in the future, a charge to the Account may be assessed.

  Use of Estimates

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  Reclassification

   Certain 2005 amounts have been reclassified to conform to the current year presentation.

3. Contract Charges

   The Account pays LLIC certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by LLIC. The following summarizes those amounts:

      Coverage Charges: Mortality and expense risks assumed by LLIC are compensated for by a fee equivalent to an annual rate of 1.25% and 1.75% of the average daily value of each contract for variable annuity and VA 2+2 policies, respectively. Both products also offer the option of an additional death benefit. If this option is selected, LLIC is compensated by a total fee equivalent to an annual rate of 1.45% and 2.00% of the average daily value of the contract for variable annuity and VA 2+2 policies, respectively.

                        RBC VARIABLE ANNUITY ACCOUNT A

   In addition, LLIC receives a fund facilitation fee equivalent to 0.20% of the average daily value of the contract on investments in the Vanguard Variable Insurance Fund. Coverage charges are recognized as a reduction in accumulation unit values.

      Contract Maintenance Charge: The Account deducts an administrative fee of $35 per year for each contract, except for certain contracts based on a minimum account value. The contract maintenance charge is recognized as a redemption of units.

      Other Charges: For variable annuity policies, transfers in excess of 12 during the accumulation phase, and in excess of four during the income phase, during a one-year period result in a $25 transfer fee assessment against the contract. For VA 2+2 policies, transfers in excess of 20 during the accumulation phase, and in excess of four during the income phase, during a one-year period result in a $25 transfer fee assessment against the contract. When applicable, an amount for state premium taxes is deducted as provided by pertinent state law, either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence. These charges are recognized as a redemption of units.

      Withdrawal Charge: For variable annuity policies, a contingent deferred sales charge is assessed by the Account against certain withdrawals during the first seven years of the contract, declining from 7% in the first year to 1% in the seventh year. For VA 2+2 policies, a contingent deferred sales charge is assessed by the Account against certain withdrawals during the first four years of the contract, declining from 7% in the first year to 5% in the fourth year. This charge is withheld from the proceeds of the withdrawal by LLIC with the net amount being remitted to the contractholder. These charges are not recorded in the financial statements of the Account.

4. Purchases and Sales of Investments

   The cost of investments purchased and proceeds from investment securities sold by sub-account for the year ended December 31, 2006, were as follows:

                                                   Year ended December 31,
                                                   -----------------------
                                                           2006
                                                   -----------------------
                                                    Cost of     Proceeds
                                                   Purchases   from Sales
                                                   ---------   ----------
        Dreyfus Stock Index Fund.................. $ 62,383     $108,622
        Dreyfus Disciplined Stock Portfolio.......   10,703       76,893
        Dreyfus Emerging Leaders Portfolio........  102,038      170,400
        Dreyfus Small Cap Stock Index Portfolio...   49,030        3,564
        AIM VI--High Yield Fund...................  135,923      180,583
        AIM VI--Core Stock Fund...................    4,503      400,075
        AIM VI--Capital Development Fund..........    3,039          255
        AIM VI--Core Equity Fund..................  587,612      157,983
        Lazard Retirement Small Cap Portfolio.....  134,285      199,968
        American Century VP Income and Growth Fund   77,662       95,874
        American Century VP Value Fund............  249,471      239,273
        American Century VP Ultra Fund............    4,685           53
        Alger American Growth Portfolio...........   24,023       56,821
        Alger American Mid Cap Growth Portfolio...  329,216      532,059
        Alger American Leveraged AllCap Portfolio.    3,305      170,345

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                       Year ended December 31,
                                                       -----------------------
                                                               2006
                                                       -----------------------
                                                        Cost of     Proceeds
                                                       Purchases   from Sales
                                                       ----------  ----------
    Fidelity VIP Overseas Portfolio................... $  181,342  $  337,205
    Fidelity VIP Growth Portfolio.....................    127,578     118,067
    Fidelity VIP Money Market Portfolio...............  1,890,147   1,965,030
    Fidelity VIP II Contrafund Portfolio..............    138,010     117,133
    Fidelity VIP II Investment Grade Bond Portfolio...    347,598     540,977
    Fidelity VIP III Mid Cap Portfolio................    194,273     250,278
    Janus Aspen International Growth Portfolio........    367,436     233,727
    Janus Aspen Small Company Value Portfolio.........     64,141         563
    Lord Abbett America's Value Portfolio.............      1,331          14
    Lord Abbett Bond Debenture Portfolio..............     36,511         468
    Lord Abbett Growth and Income Portfolio...........    390,540     717,843
    Lord Abbett Mid Cap Value Portfolio...............    128,375      38,255
    T. Rowe Price Blue Chip Growth Portfolio..........    102,749      67,312
    T. Rowe Price Equity Income Portfolio II..........     68,205      29,890
    T. Rowe Price Health Sciences Portfolio II........     87,299      15,350
    T. Rowe Price Personal Strategy Balanced Portfolio     88,300     176,359
    Vanguard Mid Cap Index Portfolio..................    162,331       4,966
    Vanguard REIT Index Portfolio.....................     94,785      15,876
    Vanguard Total Bond Market Index Portfolio........     86,739       1,319
    Vanguard Total Stock Market Index Portfolio.......    141,690      58,077
    Vanguard Small Company Growth Portfolio...........     32,264         474
    Vanguard Capital Growth Portfolio.................     19,733         179

5. Summary of Unit Transactions

   Account deposits and terminations, withdrawals, and expense charges by units for the years ended December 31, 2006 and 2005, follow:

                                                         Number of Units
                                                        ----------------
                                                         2006     2005
                                                        ------- --------
      IMSF Balanced:
         Beginning balance.............................      --   98,682
         Deposits......................................      --    1,252
         Terminations, withdrawals and expense charges.      --  (99,934)
                                                        ------- --------
         Ending balance................................      --       --
                                                        ======= ========
      IMSF Growth and Income:
         Beginning balance.............................      --  169,547
         Deposits......................................      --      765
         Terminations, withdrawals and expense charges.      -- (170,312)
                                                        ------- --------
         Ending balance................................      --       --
                                                        ======= ========

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                        ----------------
                                                         2006     2005
                                                        ------- --------
      IMSF Large Cap Value:
         Beginning balance.............................      --   61,560
         Deposits......................................      --    1,530
         Terminations, withdrawals and expense charges.      --  (63,090)
                                                        ------- --------
         Ending balance................................      --       --
                                                        ======= ========
      IMSF Small Cap Equity:
         Beginning balance.............................      --   43,756
         Deposits......................................      --    1,165
         Terminations, withdrawals and expense charges.      --  (44,921)
                                                        ------- --------
         Ending balance................................      --       --
                                                        ======= ========
      IMSF Large Cap Growth:
         Beginning balance.............................      --   48,195
         Deposits......................................      --    1,036
         Terminations, withdrawals and expense charges.      --  (49,231)
                                                        ------- --------
         Ending balance................................      --       --
                                                        ======= ========
      IMSF Intermediate Fixed Income:
         Beginning balance.............................      --  174,082
         Deposits......................................      --    6,937
         Terminations, withdrawals and expense charges.      -- (181,019)
                                                        ------- --------
         Ending balance................................      --       --
                                                        ======= ========
      IMSF Mid Cap Equity:
         Beginning balance.............................      --   44,642
         Deposits......................................      --    7,800
         Terminations, withdrawals and expense charges.      --  (52,442)
                                                        ------- --------
         Ending balance................................      --       --
                                                        ======= ========
      IMSF Money Market:
         Beginning balance.............................      --   45,574
         Deposits......................................      --   44,428
         Terminations, withdrawals and expense charges.      --  (90,002)
                                                        ------- --------
         Ending balance................................      --       --
                                                        ======= ========
      IMSF Global Fixed Income:
         Beginning balance.............................      --   29,589
         Deposits......................................      --    3,010
         Terminations, withdrawals and expense charges.      --  (32,599)
                                                        ------- --------
         Ending balance................................      --       --
                                                        ======= ========

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                        ----------------
                                                          2006     2005
                                                        -------  -------
      Dreyfus Stock Index Fund:
         Beginning balance.............................  87,257   99,861
         Deposits......................................   3,784    2,432
         Terminations, withdrawals and expense charges.  (8,629) (15,036)
                                                        -------  -------
         Ending balance................................  82,412   87,257
                                                        =======  =======
      Dreyfus Disciplined Stock Portfolio:
         Beginning balance.............................  25,525   26,063
         Deposits......................................     874    2,389
         Terminations, withdrawals and expense charges.  (7,395)  (2,927)
                                                        -------  -------
         Ending balance................................  19,004   25,525
                                                        =======  =======
      Dreyfus Emerging Leaders Portfolio:
         Beginning balance.............................  49,442       --
         Deposits......................................   1,454   53,687
         Terminations, withdrawals and expense charges. (13,881)  (4,245)
                                                        -------  -------
         Ending balance................................  37,015   49,442
                                                        =======  =======
      Dreyfus Small Cap Stock Index Portfolio:
         Beginning balance.............................     275       --
         Deposits......................................   3,991      275
         Terminations, withdrawals and expense charges.    (226)      --
                                                        -------  -------
         Ending balance................................   4,040      275
                                                        =======  =======
      AIM VI--High Yield Fund:
         Beginning balance.............................  20,824   19,003
         Deposits......................................   9,479    8,958
         Terminations, withdrawals and expense charges. (14,257)  (7,137)
                                                        -------  -------
         Ending balance................................  16,046   20,824
                                                        =======  =======
      AIM VI--Core Stock Fund:
         Beginning balance.............................  35,018   34,729
         Deposits......................................      73    4,754
         Terminations, withdrawals and expense charges. (35,091)  (4,465)
                                                        -------  -------
         Ending balance................................      --   35,018
                                                        =======  =======
      AIM VI--Capital Development Fund:
         Beginning balance.............................     122       --
         Deposits......................................     234      152
         Terminations, withdrawals and expense charges.     (12)     (30)
                                                        -------  -------
         Ending balance................................     344      122
                                                        =======  =======

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                        ----------------
                                                          2006     2005
                                                        -------  -------
      AIM VI--Core Equity Fund:
         Beginning balance.............................      88       --
         Deposits......................................  45,428       88
         Terminations, withdrawals and expense charges.  (4,060)      --
                                                        -------  -------
         Ending balance................................  41,456       88
                                                        =======  =======
      Lazard Retirement Small Cap Portfolio:
         Beginning balance.............................  56,127   56,186
         Deposits......................................   1,754    7,991
         Terminations, withdrawals and expense charges.  (7,778)  (8,050)
                                                        -------  -------
         Ending balance................................  50,103   56,127
                                                        =======  =======
      American Century VP Income and Growth Fund:
         Beginning balance.............................  40,006   41,321
         Deposits......................................   5,013    9,384
         Terminations, withdrawals and expense charges.  (6,839) (10,699)
                                                        -------  -------
         Ending balance................................  38,180   40,006
                                                        =======  =======
      American Century VP Value Fund:
         Beginning balance.............................  74,810   84,466
         Deposits......................................   5,566    5,179
         Terminations, withdrawals and expense charges.  (9,833) (14,835)
                                                        -------  -------
         Ending balance................................  70,543   74,810
                                                        =======  =======
      American Century VP Ultra Fund:
         Beginning balance.............................      49       --
         Deposits......................................     463       49
         Terminations, withdrawals and expense charges.      --       --
                                                        -------  -------
         Ending balance................................     512       49
                                                        =======  =======
      Alger American Growth Portfolio:
         Beginning balance.............................  50,440   73,345
         Deposits......................................   3,459    2,009
         Terminations, withdrawals and expense charges.  (6,820) (24,914)
                                                        -------  -------
         Ending balance................................  47,079   50,440
                                                        =======  =======
      Alger American Mid Cap Growth Portfolio:
         Beginning balance............................. 139,893  164,993
         Deposits......................................  11,604    8,900
         Terminations, withdrawals and expense charges. (44,595) (34,000)
                                                        -------  -------
         Ending balance................................ 106,902  139,893
                                                        =======  =======

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                        -----------------
                                                          2006      2005
                                                        --------  -------
      Alger American Leveraged AllCap Portfolio:
         Beginning balance.............................   81,378  106,798
         Deposits......................................      578    3,762
         Terminations, withdrawals and expense charges.  (21,285) (29,182)
                                                        --------  -------
         Ending balance................................   60,671   81,378
                                                        ========  =======
      Fidelity VIP Overseas Portfolio:
         Beginning balance.............................   68,715   73,325
         Deposits......................................    9,441   16,622
         Terminations, withdrawals and expense charges.  (26,461) (21,232)
                                                        --------  -------
         Ending balance................................   51,695   68,715
                                                        ========  =======
      Fidelity VIP Growth Portfolio:
         Beginning balance.............................   77,097   81,507
         Deposits......................................    8,700   11,047
         Terminations, withdrawals and expense charges.  (10,161) (15,457)
                                                        --------  -------
         Ending balance................................   75,636   77,097
                                                        ========  =======
      Fidelity VIP Money Market Portfolio:
         Beginning balance.............................   73,281       --
         Deposits......................................  173,525   95,678
         Terminations, withdrawals and expense charges. (183,071) (22,397)
                                                        --------  -------
         Ending balance................................   63,735   73,281
                                                        ========  =======
      Fidelity VIP II Contrafund Portfolio:
         Beginning balance.............................   34,650   32,193
         Deposits......................................    4,472   12,970
         Terminations, withdrawals and expense charges.   (5,590) (10,513)
                                                        --------  -------
         Ending balance................................   33,532   34,650
                                                        ========  =======
      Fidelity VIP II Investment Grade Bond Portfolio:
         Beginning balance.............................  248,272       --
         Deposits......................................   17,630  266,256
         Terminations, withdrawals and expense charges.  (43,548) (17,984)
                                                        --------  -------
         Ending balance................................  222,354  248,272
                                                        ========  =======
      Fidelity VIP III Mid Cap Portfolio:
         Beginning balance.............................   83,899       --
         Deposits......................................    5,794   88,746
         Terminations, withdrawals and expense charges.  (19,047)  (4,847)
                                                        --------  -------
         Ending balance................................   70,646   83,899
                                                        ========  =======

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                        ----------------
                                                          2006     2005
                                                        -------  -------
      Janus Aspen International Growth Portfolio:
         Beginning balance.............................  32,298   45,313
         Deposits......................................  15,416      917
         Terminations, withdrawals and expense charges.  (5,639) (13,932)
                                                        -------  -------
         Ending balance................................  42,075   32,298
                                                        =======  =======
      Janus Aspen Small Company Value Portfolio:
         Beginning balance.............................      49       --
         Deposits......................................   5,226       49
         Terminations, withdrawals and expense charges.      --       --
                                                        -------  -------
         Ending balance................................   5,275       49
                                                        =======  =======
      Lord Abbett America's Value Portfolio:
         Beginning balance.............................      49       --
         Deposits......................................     106       49
         Terminations, withdrawals and expense charges.      --       --
                                                        -------  -------
         Ending balance................................     155       49
                                                        =======  =======
      Lord Abbett Bond Debenture Portfolio:
         Beginning balance.............................      88       --
         Deposits......................................   3,216      128
         Terminations, withdrawals and expense charges.     (17)     (40)
                                                        -------  -------
         Ending balance................................   3,287       88
                                                        =======  =======
      Lord Abbett Growth and Income Portfolio:
         Beginning balance............................. 285,122       --
         Deposits......................................  12,620  303,698
         Terminations, withdrawals and expense charges. (49,749) (18,576)
                                                        -------  -------
         Ending balance................................ 247,993  285,122
                                                        =======  =======
      Lord Abbett Mid Cap Value Portfolio:
         Beginning balance.............................     473       --
         Deposits......................................   7,493      504
         Terminations, withdrawals and expense charges.    (363)     (31)
                                                        -------  -------
         Ending balance................................   7,603      473
                                                        =======  =======
      T. Rowe Price Blue Chip Growth Portfolio:
         Beginning balance.............................  38,175       --
         Deposits......................................   8,592   40,154
         Terminations, withdrawals and expense charges.  (5,184)  (1,979)
                                                        -------  -------
         Ending balance................................  41,583   38,175
                                                        =======  =======

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                          Number of Units
                                                         ----------------
                                                           2006     2005
                                                         -------  -------
      T. Rowe Price Equity Income Portfolio II:
         Beginning balance..............................   2,166       --
         Deposits.......................................   3,049    2,166
         Terminations, withdrawals and expense charges..     (28)      --
                                                         -------  -------
         Ending balance.................................   5,187    2,166
                                                         =======  =======
      T. Rowe Price Health Sciences Portfolio II:
         Beginning balance..............................      63       --
         Deposits.......................................   5,895       98
         Terminations, withdrawals and expense charges..     (14)     (35)
                                                         -------  -------
         Ending balance.................................   5,944       63
                                                         =======  =======
      T. Rowe Price Personal Strategy Balanced Portfolio
         Beginning balance.............................. 113,225       --
         Deposits.......................................   2,469  116,214
         Terminations, withdrawals and expense charges.. (14,706)  (2,989)
                                                         -------  -------
         Ending balance................................. 100,988  113,225
                                                         =======  =======
      Vanguard Mid Cap Index Portfolio:
         Beginning balance..............................     592       --
         Deposits.......................................  13,333      592
         Terminations, withdrawals and expense charges..    (246)      --
                                                         -------  -------
         Ending balance.................................  13,679      592
                                                         =======  =======
      Vanguard REIT Index Portfolio:
         Beginning balance..............................     212       --
         Deposits.......................................   5,866      212
         Terminations, withdrawals and expense charges..      (1)      --
                                                         -------  -------
         Ending balance.................................   6,077      212
                                                         =======  =======
      Vanguard Total Bond Market Index Portfolio:
         Beginning balance..............................      50       --
         Deposits.......................................   8,676       50
         Terminations, withdrawals and expense charges..     (34)      --
                                                         -------  -------
         Ending balance.................................   8,692       50
                                                         =======  =======
      Vanguard Total Stock Market Index Portfolio:
         Beginning balance..............................      95       --
         Deposits.......................................   6,842       95
         Terminations, withdrawals and expense charges..      --       --
                                                         -------  -------
         Ending balance.................................   6,937       95
                                                         =======  =======

                        RBC VARIABLE ANNUITY ACCOUNT A

5. Summary of Unit Transactions (Continued)

                                                         Number of Units
                                                         ----------------
                                                           2006    2005
                                                         -------  -------
       Vanguard Small Company Growth Portfolio:
          Beginning balance.............................     177       --
          Deposits......................................   2,452      177
          Terminations, withdrawals and expense charges.      (1)      --
                                                         -------  -------
          Ending balance................................   2,628      177
                                                         =======  =======
       Vanguard Capital Growth Portfolio:
          Beginning balance.............................      48       --
          Deposits......................................   1,686       48
          Terminations, withdrawals and expense charges.      --       --
                                                         -------  -------
          Ending balance................................   1,734       48
                                                         =======  =======

6. Unit Fair Value

   The Company sells two different products which have unique combinations of features and fees that are charged against the contract owner's account balance. In addition, both products offer an additional death benefit option. Differences in the fee structures result in four different unit values, expense ratios and total returns. Unit value information and financial ratios for each sub-account are as follows:

                                                                             Investment
                                                       Unit                    Income     Total
                                               Units   Value      Net Assets   Ratio*   Return***
                                              ------- --------    ---------- ---------- ---------
Year ended December 31, 2006
Clarity Variable Annuity
1.25% Expense Ratio**
   Dreyfus Stock Index Fund..................  60,797 $  11.57    $  703,707    1.66%     13.99%
   Dreyfus Disciplined Stock Portfolio.......  17,078    10.70       182,763    0.89%     14.32%
   Dreyfus Emerging Leaders Portfolio........  33,777    10.97       370,457    0.00%      6.92%
   AIM VI--High Yield Fund...................  13,385    11.94       159,795    6.98%      9.34%
   AIM VI--Core Equity Fund..................  34,245    10.82       370,689    0.67%      5.63%
   AIM VI--Core Stock Fund...................      --       --            --    1.10%      1.99%
   Lazard Retirement Small Cap Portfolio.....  43,316    21.37       925,604    0.00%     14.65%
   American Century VP Income and Growth
     Fund....................................  29,499    12.61       372,051    1.75%     15.58%
   American Century VP Value Fund............  60,307    19.17     1,156,296    1.36%     17.18%
   Alger American Growth Portfolio...........  34,990     7.66       268,126    0.12%      3.79%
   Alger American Mid Cap Growth Portfolio... 100,334    11.88     1,192,096    0.00%      8.79%
   Alger American Leveraged AllCap Portfolio.  59,583     8.10       482,675    0.00%     17.73%
   Fidelity VIP Overseas Portfolio...........  41,799    11.11       464,282    0.74%     16.34%
   Fidelity VIP Growth Portfolio.............  67,222     6.94       466,605    0.17%      5.31%
   Fidelity VIP Money Market Portfolio.......  31,017    10.47       324,707    4.76%      3.56%
   Fidelity VIP II Contrafund Portfolio......  28,249    13.28       375,190    0.95%     10.02%
   Fidelity VIP II Investment Grade Bond
     Portfolio............................... 178,327    10.30     1,837,253    3.97%      3.00%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                         Investment
                                                       Unit                Income     Total
                                                Units  Value  Net Assets   Ratio*   Return***
                                               ------- ------ ---------- ---------- ---------
1.25% Expense Ratio** (Continued)
   Fidelity VIP III Mid Cap Portfolio.........  66,385 $12.34 $  819,091    0.35%     11.27%
   Janus Aspen International Growth Portfolio.  22,693  32.21    730,986    2.04%     45.16%
   Lord Abbett Growth and Income Portfolio.... 219,354  12.02  2,637,033    1.16%     15.80%
   T. Rowe Price Blue Chip Growth Portfolio...  33,334  11.21    373,691    0.31%      8.31%
   T. Rowe Price Personal Strategy Balanced
     Portfolio................................  78,159  11.40    891,257    2.07%     10.47%
1.45% Expense Ratio**
   Dreyfus Stock Index Fund...................  15,192   9.60    145,797    1.66%     13.88%
   Dreyfus Disciplined Stock Portfolio........   1,889   9.03     17,066    0.89%     14.16%
   Dreyfus Emerging Leaders Portfolio.........   1,073  10.94     11,735    0.00%      6.73%
   AIM VI--High Yield Fund....................     658  11.87      7,811    6.98%      9.10%
   AIM VI--Core Equity Fund...................      --     --         --    0.67%      0.00%
   AIM VI--Core Stock Fund....................      --     --         --    1.10%      0.00%
   Lazard Retirement Small Cap Portfolio......   3,007  20.32     61,110    0.00%     14.35%
   American Century VP Income and Growth
     Fund.....................................   3,675  10.69     39,264    1.75%     15.44%
   American Century VP Value Fund.............   4,379  19.34     84,663    1.36%     17.00%
   Alger American Growth Portfolio............  12,089   7.56     91,446    0.12%      3.56%
   Alger American Mid Cap Growth Portfolio....   5,790  11.73     67,904    0.00%      8.61%
   Alger American Leveraged AllCap Portfolio..   1,088   8.00      8,698    0.00%     17.65%
   Fidelity VIP Overseas Portfolio............   2,857  10.96     31,322    0.74%     15.98%
   Fidelity VIP Growth Portfolio..............     450   6.85      3,085    0.17%      5.06%
   Fidelity VIP Money Market Portfolio........   7,554  10.44     78,848    4.76%      3.37%
   Fidelity VIP II Contrafund Portfolio.......     764  13.11     10,021    0.95%      9.80%
   Fidelity VIP II Investment Grade Bond
     Portfolio................................  29,250  10.27    300,477    3.97%      2.80%
   Fidelity VIP III Mid Cap Portfolio.........   1,099  12.30     13,522    0.35%     11.11%
   Janus Aspen International Growth Portfolio.     836  31.97     26,743    2.04%     44.92%
   Lord Abbett Growth and Income Portfolio....  17,713  11.99    212,326    1.16%     15.62%
   T. Rowe Price Blue Chip Growth Portfolio...      41  11.18        463    0.31%      8.12%
   T. Rowe Price Personal Strategy Balanced
     Portfolio................................  20,442  11.37    232,429    2.07%     10.28%
Year ended December 31, 2006
Clarity 2+2 Variable Annuity
1.75% Expense Ratio**
   Dreyfus Stock Index Fund...................   5,390  12.59     67,856    1.66%     13.53%
   Dreyfus Disciplined Stock Portfolio........      37  12.75        468    0.89%     13.94%
   Dreyfus Emerging Leaders Portfolio.........   1,876  12.11     22,705    0.00%      6.41%
   Dreyfus Small Cap Stock Index Portfolio....   1,719  12.98     22,311    0.23%     12.48%
   AIM VI--High Yield Fund....................   1,772  12.10     21,442    6.98%      8.81%
   AIM VI--Core Stock Fund....................      --     --         --    1.10%      1.97%
   AIM VI--Capital Development Fund...........     295  13.40      3,953    0.00%     14.53%
   AIM VI--Core Equity Fund...................   5,813  12.39     72,024    0.67%     14.83%

                        RBC VARIABLE ANNUITY ACCOUNT A

--------
1 In addition to the coverage charges, a fund facilitation fee of 0.20% is levied making the total expense ratio 1.95%.

                                                                             Investment
                                                           Unit                Income     Total
                                                    Units  Value  Net Assets   Ratio*   Return***
                                                    ------ ------ ---------- ---------- ---------
1.75% Expense Ratio** (Continued)
   Lazard Retirement Small Cap Portfolio...........  2,750 $12.99  $ 35,725     0.00%     14.05%
   American Century VP Income and Growth Fund......  4,664  12.97    60,493     1.75%     15.08%
   American Century VP Value Fund..................  4,744  13.10    62,132     1.36%     16.65%
   American Century VP Ultra Fund..................    463  10.48     4,850     0.00%     -4.99%
   Alger American Growth Portfolio.................     --  11.79        --     0.12%      3.33%
   Alger American Mid Cap Growth Portfolio.........     22  12.93       290     0.00%      8.20%
   Alger American Leveraged AllCap Portfolio.......     --  13.67        --     0.00%     17.14%
   Fidelity VIP Overseas Portfolio.................  6,202  15.18    94,161     0.74%     15.70%
   Fidelity VIP Growth Portfolio...................  5,796  11.18    64,783     0.17%      4.78%
   Fidelity VIP Money Market Portfolio............. 25,164  10.42   262,137     4.76%      3.07%
   Fidelity VIP II Contrafund Portfolio............  1,463  13.76    20,141     0.95%      9.47%
   Fidelity VIP II Investment Grade Bond Portfolio. 11,751  10.28   120,796     3.97%      2.59%
   Fidelity VIP III Mid Cap Portfolio..............  1,500  13.48    20,219     0.35%     10.76%
   Janus Aspen International Growth Portfolio......  6,173  22.66   139,877     2.04%     44.52%
   Janus Aspen Small Company Value Portfolio.......    579  13.23     7,662     0.00%     19.73%
   Lord Abbett America's Value Portfolio...........    106  12.10     1,286     6.47%     12.56%
   Lord Abbett Bond Debenture Portfolio............  2,699  11.15    30,108    15.72%      7.42%
   Lord Abbett Growth and Income Portfolio......... 10,100  12.45   125,754     1.16%     15.28%
   Lord Abbett Mid Cap Value Portfolio.............  6,152  12.52    77,061     1.17%     10.21%
   T. Rowe Price Blue Chip Growth Portfolio........  5,202  12.24    63,670     0.31%      7.75%
   T. Rowe Price Equity Income Portfolio II........  4,884  12.44    60,740     1.65%     16.59%
   T. Rowe Price Health Sciences Portfolio II......  3,273  13.13    42,983     0.00%      6.75%
   T. Rowe Price Personal Strategy Balanced
     Portfolio.....................................  1,907  11.99    22,862     2.07%      9.90%
   Vanguard Mid Cap Index Portfolio/1/............. 10,807  13.19   142,537     0.29%     11.59%
   Vanguard REIT Index Portfolio/1/................  5,413  15.12    81,869     0.20%     32.28%
   Vanguard Total Bond Market Index Portfolio/1/...  6,212  10.23    63,557     0.25%      2.30%
   Vanguard Total Stock Market Index Portfolio/1/..  6,518  12.58    82,004     0.08%     13.33%
   Vanguard Small Company Growth Portfolio/1/......  2,426  12.75    30,937     0.30%      8.14%
   Vanguard Capital Growth Portfolio/1/............  1,686  12.62    21,272     0.04%      9.45%
2.00% Expense Ratio**
   Dreyfus Stock Index Fund........................  1,033 $12.51  $ 12,925     1.66%     13.21%
   Dreyfus Disciplined Stock Portfolio.............     --  12.67        --     0.89%     13.53%
   Dreyfus Emerging Leaders Portfolio..............    289  12.06     3,480     0.00%      6.07%
   Dreyfus Small Cap Stock Index Portfolio.........  2,321  12.93    30,006     0.23%     12.24%
   AIM VI--High Yield Fund.........................    231  12.02     2,780     6.98%      8.58%
   AIM VI--Core Stock Fund.........................     --     --        --     1.10%      1.91%
   AIM VI--Capital Development Fund................     49  13.34       660     0.00%     14.21%
   AIM VI--Core Equity Fund........................  1,398  12.34    17,251     0.67%     14.37%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                             Investment
                                                           Unit                Income     Total
                                                    Units  Value  Net Assets   Ratio*   Return***
                                                    ------ ------ ---------- ---------- ---------
2.00% Expense Ratio** (Continued)
   Lazard Retirement Small Cap Portfolio...........  1,030 $12.91  $ 13,296     0.00%     13.74%
   American Century VP Income and Growth Fund......    342  12.89     4,410     1.75%     14.78%
   American Century VP Value Fund..................  1,113  13.01    14,480     1.36%     16.26%
   American Century VP Ultra Fund..................     49  10.44       515     0.00%     -5.18%
   Alger American Growth Portfolio.................     --  11.72        --     0.12%      3.08%
   Alger American Mid Cap Growth Portfolio.........    756  12.85     9,719     0.00%      7.98%
   Alger American Leveraged AllCap Portfolio.......     --  13.59        --     0.00%     16.95%
   Fidelity VIP Overseas Portfolio.................    837  15.08    12,627     0.74%     15.38%
   Fidelity VIP Growth Portfolio...................  2,168  11.11    24,075     0.17%      4.52%
   Fidelity VIP Money Market Portfolio.............     --  10.37        --     4.76%      2.78%
   Fidelity VIP II Contrafund Portfolio............  3,056  13.68    41,792     0.95%      9.27%
   Fidelity VIP II Investment Grade Bond Portfolio.  3,026  10.24    30,970     3.97%      2.30%
   Fidelity VIP III Mid Cap Portfolio..............  1,662  13.43    22,318     0.35%     10.53%
   Janus Aspen International Growth Portfolio...... 12,373  22.51   278,578     2.04%     44.11%
   Janus Aspen Small Company Value Portfolio.......  4,696  13.18    61,873     0.00%     19.49%
   Lord Abbett America's Value Portfolio...........     49  12.05       592     6.47%     12.30%
   Lord Abbett Bond Debenture Portfolio............    588  11.11     6,533    15.72%      7.14%
   Lord Abbett Growth and Income Portfolio.........    826  12.40    10,242     1.16%     14.92%
   Lord Abbett Mid Cap Value Portfolio.............  1,451  12.47    18,092     1.17%      9.87%
   T. Rowe Price Blue Chip Growth Portfolio........  3,006  12.19    36,632     0.31%      7.50%
   T. Rowe Price Equity Income Portfolio II........    303  12.38     3,749     1.65%     16.24%
   T. Rowe Price Health Sciences Portfolio II......  2,671  13.08    34,918     0.00%      6.34%
   T. Rowe Price Personal Strategy Balanced
     Portfolio.....................................    480  11.94     5,728     2.07%      9.64%
   Vanguard Mid Cap Index Portfolio/1/.............  2,872  13.13    37,718     0.29%     11.37%
   Vanguard REIT Index Portfolio/1/................    664  15.06     9,991     0.20%     31.99%
   Vanguard Total Bond Market Index Portfolio/1/...  2,480  10.19    25,277     0.25%      2.10%
   Vanguard Total Stock Market Index Portfolio/1/..    419  12.53     5,246     0.08%     12.98%
   Vanguard Small Company Growth Portfolio/1/......    202  12.70     2,564     0.30%      7.99%
   Vanguard Capital Growth Portfolio/1/............     48  12.56       600     0.04%      9.12%
Year ended December 31, 2005
Clarity Variable Annuity
1.25% Expense Ratio**
   IMSF Balanced...................................     --     --        --     0.94%     -1.09%
   IMSF Growth and Income..........................     --     --        --     1.47%     -2.06%
   IMSF Large Cap Value............................     --     --        --     0.77%     -0.77%
   IMSF Small Cap Equity...........................     --     --        --     0.00%     -2.34%

--------
1 In addition to the coverage charges, a fund facilitation fee of 0.20% is levied making the total expense ratio 2.20%.

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                         Investment
                                                       Unit                Income     Total
                                                Units  Value  Net Assets   Ratio*   Return***
                                               ------- ------ ---------- ---------- ---------
1.25% Expense Ratio** (Continued)
   IMSF Large Cap Growth......................      -- $   -- $       --    0.62%     -2.34%
   IMSF Intermediate Fixed Income.............      --     --         --    2.40%      0.36%
   IMSF Mid Cap Equity........................      --     --         --    0.22%      2.31%
   IMSF Money Market..........................      --     --         --    1.20%      0.38%
   IMSF Global Fixed Income...................      --     --         --   14.78%      1.06%
   Dreyfus Stock Index Fund...................  67,505  10.15    685,003    1.57%      3.47%
   Dreyfus Disciplined Stock Portfolio........  22,853   9.36    213,830    0.00%      4.93%
   Dreyfus Emerging Leaders Portfolio.........  46,984  10.26    482,048    0.00%      1.19%
   AIM VI--High Yield Fund....................  18,391  10.92    200,761    9.83%      1.49%
   AIM VI--Core Stock Fund....................  34,696  10.72    371,798    0.43%      2.10%
   Lazard Retirement Small Cap Portfolio......  50,418  18.64    939,844    0.00%      2.70%
   American Century VP Income and Growth
     Fund.....................................  31,674  10.91    345,448    2.10%      3.41%
   American Century VP Value Fund.............  67,667  16.36  1,107,136    0.91%      3.74%
   Alger American Growth Portfolio............  38,484   7.38    283,980    0.25%     10.64%
   Alger American Mid Cap Growth Portfolio.... 132,376  10.92  1,445,897    0.00%      8.44%
   Alger American Leveraged AllCap Portfolio..  80,254   6.88    551,957    0.00%     13.16%
   Fidelity VIP Overseas Portfolio............  63,006   9.55    601,689    0.50%     17.32%
   Fidelity VIP Growth Portfolio..............  74,665   6.59    492,412    0.26%      4.11%
   Fidelity VIP Money Market Portfolio........  38,596  10.11    390,105    1.80%      0.50%
   Fidelity VIP II Contrafund Portfolio.......  31,293  12.07    377,666    0.12%     15.17%
   Fidelity VIP II Investment Grade Bond
     Portfolio................................ 205,728  10.00  2,056,688    0.00%      0.00%
   Fidelity VIP III Mid Cap Portfolio.........  80,074  11.09    887,647    0.00%      5.00%
   Janus Aspen International Growth Portfolio.  28,244  22.19    626,587    1.10%     30.68%
   Lord Abbett Growth and Income Portfolio.... 261,774  10.38  2,717,126    0.97%      1.74%
   T. Rowe Price Blue Chip Growth Portfolio...  36,890  10.35    381,830    0.11%      1.60%
   T. Rowe Price Personal Strategy Balanced
     Portfolio................................  89,069  10.32    919,443    0.89%      1.47%
1.45% Expense Ratio**
   IMSF Balanced..............................      --     --         --    0.94%     -1.13%
   IMSF Growth and Income.....................      --     --         --    1.47%     -2.13%
   IMSF Large Cap Value.......................      --     --         --    0.77%     -0.82%
   IMSF Small Cap Equity......................      --     --         --    0.00%     -2.32%
   IMSF Large Cap Growth......................      --     --         --    0.62%     -2.37%
   IMSF Intermediate Fixed Income.............      --     --         --    2.40%      0.33%
   IMSF Mid Cap Equity........................      --     --         --    0.22%      2.27%
   IMSF Money Market..........................      --     --         --    1.20%      0.31%
   IMSF Global Fixed Income...................      --     --         --   14.78%      1.05%
   Dreyfus Stock Index Fund...................  15,437   8.43    130,134    1.57%      3.18%
   Dreyfus Disciplined Stock Portfolio........   2,635   7.91     20,852    0.00%      4.63%
   Dreyfus Emerging Leaders Portfolio.........   1,524  10.25     15,622    0.00%      1.15%
   AIM VI--High Yield Fund....................     680  10.88      7,399    9.83%      1.21%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                             Investment
                                                           Unit                Income     Total
                                                    Units  Value  Net Assets   Ratio*   Return***
                                                    ------ ------ ---------- ---------- ---------
1.45% Expense Ratio** (Continued)
   AIM VI--Core Stock Fund.........................     -- $   --  $     --     0.43%      0.00%
   Lazard Retirement Small Cap Portfolio...........  3,097  17.77    55,016     0.00%      2.54%
   American Century VP Income and Growth Fund......  3,999   9.26    37,029     2.10%      3.12%
   American Century VP Value Fund..................  4,824  16.53    79,757     0.91%      3.51%
   Alger American Growth Portfolio................. 11,783   7.30    85,997     0.25%     10.44%
   Alger American Mid Cap Growth Portfolio.........  6,067  10.80    65,545     0.00%      8.22%
   Alger American Leveraged AllCap Portfolio.......  1,124   6.80     7,646     0.00%     12.77%
   Fidelity VIP Overseas Portfolio.................  2,928   9.45    27,653     0.50%     17.10%
   Fidelity VIP Growth Portfolio...................    451   6.52     2,943     0.26%      3.99%
   Fidelity VIP Money Market Portfolio.............  7,470  10.10    75,427     1.80%      0.46%
   Fidelity VIP II Contrafund Portfolio............    823  11.94     9,822     0.12%     15.03%
   Fidelity VIP II Investment Grade Bond Portfolio. 29,554   9.99   295,184     0.00%     -0.06%
   Fidelity VIP III Mid Cap Portfolio..............  1,400  11.07    15,504     0.00%      4.90%
   Janus Aspen International Growth Portfolio......  1,235  22.06    27,238     1.10%     30.38%
   Lord Abbett Growth and Income Portfolio......... 19,176  10.37   198,858     0.97%      1.70%
   T. Rowe Price Blue Chip Growth Portfolio........    199  10.34     2,061     0.11%      1.56%
   T. Rowe Price Personal Strategy Balanced
     Portfolio..................................... 21,732  10.31   224,125     0.89%      1.42%
Year ended December 31, 2005
Clarity 2+2 Variable Annuity
1.75% Expense Ratio**
   IMSF Balanced...................................     --     --        --     0.94%     -1.29%
   IMSF Growth and Income..........................     --     --        --     1.47%     -2.31%
   IMSF Large Cap Value............................     --     --        --     0.77%     -1.00%
   IMSF Small Cap Equity...........................     --     --        --     0.00%     -2.51%
   IMSF Large Cap Growth...........................     --     --        --     0.62%     -2.56%
   IMSF Intermediate Fixed Income..................     --     --        --     2.40%      0.16%
   IMSF Mid Cap Equity.............................     --     --        --     0.22%      2.08%
   IMSF Money Market...............................     --     --        --     1.20%      0.11%
   IMSF Global Fixed Income........................     --     --        --    14.78%      0.84%
   Dreyfus Stock Index Fund........................  3,811  11.09    42,269     1.57%      3.07%
   Dreyfus Disciplined Stock Portfolio.............     37  11.19       414     0.00%      4.48%
   Dreyfus Emerging Leaders Portfolio..............    885  11.38    10,069     0.00%      9.28%
   Dreyfus Small Cap Stock Index Portfolio.........    226  11.54     2,608     0.00%     10.35%
   AIM VI--High Yield Fund.........................  1,554  11.12    17,281     9.83%      1.09%
   AIM VI--Core Stock Fund.........................    322  10.66     3,432     0.43%      1.72%
   AIM VI--Capital Development Fund................     72  11.70       845     0.00%     11.43%
   AIM VI--Core Equity Fund........................     39  10.79       415     1.79%      5.31%
   Lazard Retirement Small Cap Portfolio...........  1,612  11.39    18,368     0.00%      2.34%
   American Century VP Income and Growth Fund......  4,333  11.27    48,848     2.10%      2.92%
   American Century VP Value Fund..................  1,420  11.23    15,947     0.91%      3.31%
   American Century VP Ultra Fund..................     --  11.03        --     0.00%      6.92%
   Alger American Growth Portfolio.................    173  11.41     1,978     0.25%      3.26%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                             Investment
                                                           Unit                Income     Total
                                                    Units  Value  Net Assets   Ratio*   Return***
                                                    ------ ------ ---------- ---------- ---------
1.75% Expense Ratio** (Continued)
   Alger American Mid Cap Growth Portfolio.........    692 $11.95  $  8,265     0.00%     15.46%
   Alger American Leveraged AllCap Portfolio.......     --  11.67        --     0.00%     12.64%
   Fidelity VIP Overseas Portfolio.................  2,307  13.12    30,260     0.50%     16.93%
   Fidelity VIP Growth Portfolio...................  1,044  10.67    11,138     0.26%      3.79%
   Fidelity VIP Money Market Portfolio............. 24,557  10.11   248,218     1.80%      0.74%
   Fidelity VIP II Contrafund Portfolio............  1,717  12.57    21,584     0.12%     14.79%
   Fidelity VIP II Investment Grade Bond Portfolio. 11,833  10.02   118,614     0.00%      0.13%
   Fidelity VIP III Mid Cap Portfolio..............  1,708  12.17    20,798     0.00%     14.59%
   Janus Aspen International Growth Portfolio......  2,269  15.68    35,592     1.10%     30.12%
   Janus Aspen Small Company Value Portfolio.......     --  11.05        --     0.00%      7.06%
   Lord Abbett America's Value Portfolio...........     --  10.75        --     2.14%      5.04%
   Lord Abbett Bond Debenture Portfolio............     38  10.38       395     5.44%      2.55%
   Lord Abbett Growth and Income Portfolio.........  3,356  10.80    36,259     0.97%      5.38%
   Lord Abbett Mid Cap Value Portfolio.............    424  11.36     4,812     1.14%      9.14%
   T. Rowe Price Blue Chip Growth Portfolio........  1,037  11.36    11,778     0.11%      9.14%
   T. Rowe Price Equity Income Portfolio II........  2,117  10.67    22,578     1.66%      4.50%
   T. Rowe Price Health Sciences Portfolio II......     14  12.30       167     0.00%     15.46%
   T. Rowe Price Personal Strategy Balanced
     Portfolio.....................................  1,914  10.91    20,874     0.89%      6.12%
   Vanguard Mid Cap Index Portfolio/1/.............    546  11.82     6,458     0.00%     12.23%
   Vanguard REIT Index Portfolio/1/................    167  11.43     1,907     0.00%      9.61%
   Vanguard Total Bond Market Index Portfolio/1/...     --  10.00        --     0.00%      0.00%
   Vanguard Total Stock Market Index Portfolio/1/..     --  11.10        --     0.00%      7.39%
   Vanguard Small Company Growth Portfolio/1/......    132  11.79     1,559     0.00%     12.03%
   Vanguard Capital Growth Portfolio/1/............     --  11.53        --     0.00%     10.29%
2.00% Expense Ratio**
   IMSF Balanced...................................     --     --        --     0.94%     -1.19%
   IMSF Growth and Income..........................     --     --        --     1.47%     -2.21%
   IMSF Large Cap Value............................     --     --        --     0.77%     -0.91%
   IMSF Small Cap Equity...........................     --     --        --     0.00%     -2.46%
   IMSF Large Cap Growth...........................     --     --        --     0.62%     -2.50%
   IMSF Intermediate Fixed Income..................     --     --        --     2.40%      0.21%
   IMSF Mid Cap Equity.............................     --     --        --     0.22%      2.13%
   IMSF Money Market...............................     --     --        --     1.20%      0.22%
   IMSF Global Fixed Income........................     --     --        --    14.78%      0.89%
   Dreyfus Stock Index Fund........................    504  11.05     5,569     1.57%      2.50%
   Dreyfus Disciplined Stock Portfolio.............     --  11.16        --     0.00%      4.01%
   Dreyfus Emerging Leaders Portfolio..............     49  11.37       558     0.00%      9.21%
   Dreyfus Small Cap Stock Index Portfolio.........     49  11.52       565     0.00%     10.22%

--------
1 In addition to the coverage charges, a fund facilitation fee of 0.20% is levied making the total expense ratio 1.95%.

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                               Investment
                                                             Unit                Income     Total
                                                       Units Value  Net Assets   Ratio*   Return***
                                                       ----- ------ ---------- ---------- ---------
2.00% Expense Ratio** (Continued)
   AIM VI--High Yield Fund............................   199 $11.07  $ 2,198      9.83%      0.54%
   AIM VI--Core Stock Fund............................    --  10.62       --      0.43%      1.14%
   AIM VI--Capital Development Fund...................    50  11.68      579      0.00%     11.29%
   AIM VI--Core Equity Fund...........................    49  10.79      533      1.79%      5.31%
   Lazard Retirement Small Cap Portfolio.............. 1,000  11.35   11,348      0.00%      1.79%
   American Century VP Income and Growth Fund.........    --  11.23       --      2.10%      2.46%
   American Century VP Value Fund.....................   899  11.19   10,064      0.91%      2.85%
   American Century VP Ultra Fund.....................    49  11.01      545      0.00%      6.79%
   Alger American Growth Portfolio....................    --  11.37       --      0.25%      2.71%
   Alger American Mid Cap Growth Portfolio............   758  11.90    9,028      0.00%     14.75%
   Alger American Leveraged AllCap Portfolio..........    --  11.62       --      0.00%     12.05%
   Fidelity VIP Overseas Portfolio....................   474  13.07    6,196      0.50%     16.28%
   Fidelity VIP Growth Portfolio......................   937  10.63    9,961      0.26%      3.30%
   Fidelity VIP Money Market Portfolio................ 2,658  10.09   26,825      1.80%      0.60%
   Fidelity VIP II Contrafund Portfolio...............   817  12.52   10,228      0.12%     14.13%
   Fidelity VIP II Investment Grade Bond Portfolio.... 1,157  10.01   11,577      0.00%      0.07%
   Fidelity VIP III Mid Cap Portfolio.................   717  12.15    8,710      0.00%     14.45%
   Janus Aspen International Growth Portfolio.........   550  15.62    8,597      1.10%     29.52%
   Janus Aspen Small Company Value Portfolio..........    49  11.03      541      0.00%      6.92%
   Lord Abbett America's Value Portfolio..............    49  10.73      528      2.14%      4.91%
   Lord Abbett Bond Debenture Portfolio...............    50  10.37      519      5.44%      2.49%
   Lord Abbett Growth and Income Portfolio............   816  10.79    8,797      0.97%      5.31%
   Lord Abbett Mid Cap Value Portfolio................    49  11.35      558      1.14%      9.08%
   T. Rowe Price Blue Chip Growth Portfolio...........    49  11.34      559      0.11%      9.01%
   T. Rowe Price Equity Income Portfolio II...........    49  10.65      525      1.66%      4.37%
   T. Rowe Price Health Sciences Portfolio II.........    49  12.30      604      0.00%     15.46%
   T. Rowe Price Personal Strategy Balanced Portfolio.   510  10.89    5,549      0.89%      5.98%
   Vanguard Mid Cap Index Portfolio/1/................    46  11.79      539      0.00%     12.03%
   Vanguard REIT Index Portfolio/1/...................    45  11.41      516      0.00%      9.48%
   Vanguard Total Bond Market Index Portfolio/1/......    50   9.98      496      0.00%     -0.13%
   Vanguard Total Stock Market Index Portfolio/1/.....    95  11.09    1,052      0.00%      7.33%
   Vanguard Small Company Growth Portfolio/1/.........    45  11.76      533      0.00%     11.83%
   Vanguard Capital Growth Portfolio/1/...............    48  11.51      551      0.00%     10.15%

--------
1 In addition to the coverage charges, a fund facilitation fee of 0.20% is levied making the total expense ratio 2.20%.

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                         Investment
                                                       Unit                Income     Total
                                                Units  Value  Net Assets   Ratio*   Return***
                                               ------- ------ ---------- ---------- ---------
Year ended December 31, 2004
Clarity Variable Annuity
1.25% Expense Ratio**
   IMSF Balanced..............................  81,557 $14.95 $1,219,083    1.89%     18.84%
   IMSF Growth and Income..................... 164,087  15.77  2,587,825    0.02%     11.21%
   IMSF Large Cap Value.......................  50,495  12.68    640,073    1.52%     14.34%
   IMSF Small Cap Equity......................  42,241  12.74    537,937    0.00%      9.54%
   IMSF Large Cap Growth......................  47,813   9.48    453,362    0.00%     -3.17%
   IMSF Intermediate Fixed Income............. 148,593  13.58  2,017,365    3.77%      3.19%
   IMSF Mid Cap Equity........................  43,901  17.13    752,130    0.05%     15.43%
   IMSF Money Market..........................  38,731  11.40    441,520    0.81%     -0.44%
   IMSF Global Fixed Income...................  23,428  13.26    310,533    0.00%      2.47%
   Dreyfus Stock Index Fund...................  81,370   9.81    798,593    1.81%      9.24%
   Dreyfus Disciplined Stock Portfolio........  23,476   8.92    209,309    1.40%      6.57%
   AIM VI--High Yield Fund....................  16,794  10.76    180,726    2.92%      5.28%
   AIM VI--Core Stock Fund....................  34,729  10.50    364,590    0.90%      2.94%
   Lazard Retirement Small Cap Portfolio......  52,760  18.15    957,578    0.00%     13.44%
   American Century VP Income and Growth
     Fund.....................................  36,063  10.55    380,621    1.32%     11.52%
   American Century VP Value Fund.............  79,064  15.77  1,247,050    0.98%     12.88%
   Alger American Growth Portfolio............  60,021   6.67    400,283    0.00%      4.22%
   Alger American Mid Cap Growth Portfolio.... 156,783  10.07  1,578,852    0.00%     11.64%
   Alger American Leveraged AllCap Portfolio.. 104,432   6.08    635,449    0.00%      6.67%
   Fidelity VIP Overseas Portfolio............  70,031   8.14    570,089    1.04%     11.97%
   Fidelity VIP Growth Portfolio..............  80,590   6.33    510,082    0.14%      1.77%
   Fidelity VIP II Contrafund Portfolio.......  31,383  10.48    328,769    0.19%     13.79%
   Janus Aspen International Growth Portfolio.  43,667  16.98    741,462    0.90%     17.51%
1.45% Expense Ratio**
   IMSF Balanced..............................  15,513  14.84    230,210    1.89%     18.53%
   IMSF Growth and Income.....................   5,167  12.22     63,147    0.02%     10.99%
   IMSF Large Cap Value.......................  11,049  12.59    139,107    1.52%     14.14%
   IMSF Small Cap Equity......................   1,515   9.80     14,853    0.00%      9.25%
   IMSF Large Cap Growth......................     382   5.49      2,096    0.00%     -3.35%
   IMSF Intermediate Fixed Income.............  16,820  13.03    219,221    3.77%      2.92%
   IMSF Mid Cap Equity........................     741  15.76     11,684    0.05%     15.20%
   IMSF Money Market..........................   6,843  10.52     72,002    0.81%     -0.66%
   IMSF Global Fixed Income...................   5,611  12.36     69,378    0.00%      2.15%
   Dreyfus Stock Index Fund...................  16,843   8.17    137,596    1.81%      9.08%
   Dreyfus Disciplined Stock Portfolio........   2,587   7.56     19,551    1.40%      6.33%
   AIM VI--High Yield Fund....................   2,192  10.75     23,555    2.92%      5.22%
   AIM VI--Core Stock Fund....................      --   9.18         --    0.90%      2.80%
   Lazard Retirement Small Cap Portfolio......   2,983  17.33     51,710    0.00%     13.19%
   American Century VP Income and Growth
     Fund.....................................   5,225   8.98     46,907    1.32%     11.41%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                        Investment
                                                      Unit                Income     Total
                                               Units  Value  Net Assets   Ratio*   Return***
                                               ------ ------ ---------- ---------- ---------
1.45% Expense Ratio** (Continued)
   American Century VP Value Fund.............  4,957 $15.97  $79,158      0.98%     12.70%
   Alger American Growth Portfolio............ 13,324   6.61   88,064      0.00%      3.93%
   Alger American Mid Cap Growth Portfolio....  8,210   9.98   81,937      0.00%     11.38%
   Alger American Leveraged AllCap Portfolio..  2,366   6.03   14,268      0.00%      6.73%
   Fidelity VIP Overseas Portfolio............  3,000   8.07   24,206      1.04%     11.77%
   Fidelity VIP Growth Portfolio..............    452   6.27    2,835      0.14%      1.62%
   Fidelity VIP II Contrafund Portfolio.......    810  10.38    8,410      0.19%     13.44%
   Janus Aspen International Growth Portfolio.  1,646  16.92   27,855      0.90%     17.26%
Year ended December 31, 2004
Clarity 2+2 Variable Annuity
1.75% Expense Ratio**
   IMSF Balanced..............................  1,612  10.89   17,575      1.89%      5.04%
   IMSF Growth and Income.....................     --  11.01       --      0.02%      5.72%
   IMSF Large Cap Value.......................     16  11.33      183      1.52%      7.54%
   IMSF Small Cap Equity......................     --  10.78       --      0.00%      4.42%
   IMSF Large Cap Growth......................     --   9.95       --      0.00%     -0.28%
   IMSF Intermediate Fixed Income.............  7,929  10.40   82,584      3.77%      2.27%
   IMSF Mid Cap Equity........................     --  11.19       --      0.05%      6.74%
   IMSF Money Market..........................     --   9.95       --      0.81%     -0.28%
   IMSF Global Fixed Income...................    249  10.28    2,568      0.00%      1.59%
   Dreyfus Stock Index Fund...................  1,648  10.76   17,766      1.81%      4.31%
   Dreyfus Disciplined Stock Portfolio........     --  10.71       --      1.40%      4.02%
   AIM VI--High Yield Fund....................     17  11.00      183      2.92%      5.67%
   AIM VI--Core Stock Fund....................     --  10.48       --      0.90%      2.72%
   Lazard Retirement Small Cap Portfolio......     --  11.13       --      0.00%      6.40%
   American Century VP Income and Growth Fund.     33  10.95      365      1.32%      5.38%
   American Century VP Value Fund.............     --  10.87       --      0.98%      4.93%
   Alger American Growth Portfolio............     --  11.05       --      0.00%      5.95%
   Alger American Mid Cap Growth Portfolio....     --  10.35       --      0.00%      1.98%
   Alger American Leveraged AllCap Portfolio..     --  10.36       --      0.00%      2.04%
   Fidelity VIP Overseas Portfolio............     --  11.22       --      1.04%      6.91%
   Fidelity VIP Growth Portfolio..............     --  10.28       --      0.14%      1.59%
   Fidelity VIP II Contrafund Portfolio.......     --  10.95       --      0.19%      5.38%
   Janus Aspen International Growth Portfolio.     --  12.05       --      0.90%     11.62%
2.00% Expense Ratio**
   IMSF Balanced..............................     --  10.90       --      1.89%      5.10%
   IMSF Growth and Income.....................    293  11.02    3,230      0.02%      5.78%
   IMSF Large Cap Value.......................     --  11.34       --      1.52%      7.59%
   IMSF Small Cap Equity......................     --  10.80       --      0.00%      4.53%
   IMSF Large Cap Growth......................     --   9.96       --      0.00%     -0.23%
   IMSF Intermediate Fixed Income.............    740  10.42    7,695      3.77%      2.38%
   IMSF Mid Cap Equity........................     --  11.21       --      0.05%      6.86%
   IMSF Money Market..........................     --   9.96       --      0.81%     -0.23%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                         Investment
                                                       Unit                Income     Total
                                                Units  Value  Net Assets   Ratio*   Return***
                                               ------- ------ ---------- ---------- ---------
2.00% Expense Ratio** (Continued)
   IMSF Global Fixed Income...................     301 $10.30 $    3,095    0.00%      1.70%
   Dreyfus Stock Index Fund...................      --  10.78         --    1.81%      4.42%
   Dreyfus Disciplined Stock Portfolio........      --  10.73         --    1.40%      4.14%
   AIM VI--High Yield Fund....................      --  11.01         --    2.92%      5.72%
   AIM VI--Core Stock Fund....................      --  10.50         --    0.90%      2.83%
   Lazard Retirement Small Cap Portfolio......     443  11.15      4,935    0.00%      6.52%
   American Century VP Income and Growth
     Fund.....................................      --  10.96         --    1.32%      5.44%
   American Century VP Value Fund.............     445  10.88      4,840    0.98%      4.99%
   Alger American Growth Portfolio............      --  11.07         --    0.00%      6.06%
   Alger American Mid Cap Growth Portfolio....      --  10.37         --    0.00%      2.10%
   Alger American Leveraged AllCap Portfolio..      --  10.37         --    0.00%      2.10%
   Fidelity VIP Overseas Portfolio............     294  11.24      3,299    1.04%      7.03%
   Fidelity VIP Growth Portfolio..............     465  10.29      4,780    0.14%      1.64%
   Fidelity VIP II Contrafund Portfolio.......      --  10.97         --    0.19%      5.50%
   Janus Aspen International Growth Portfolio.      --  12.06         --    0.90%     11.67%
Year ended December 31, 2003
Clarity Variable Annuity
1.25% Expense Ratio**
   IMSF Balanced..............................  80,421  12.58  1,011,891    2.35%     34.88%
   IMSF Growth and Income..................... 156,606  14.18  2,221,063    0.93%     30.19%
   IMSF Large Cap Value.......................  50,933  11.09    564,714    1.32%     22.05%
   IMSF Small Cap Equity......................  45,851  11.63    533,368    0.00%     42.12%
   IMSF Large Cap Growth......................  52,691   9.79    516,015    0.12%     25.33%
   IMSF Intermediate Fixed Income............. 158,900  13.16  2,090,466    3.90%      3.79%
   IMSF Mid Cap Equity........................  48,438  14.84    718,627    0.17%     33.91%
   IMSF Money Market..........................  42,006  11.45    480,808    0.63%     -0.57%
   IMSF Global Fixed Income...................  20,267  12.94    262,303    0.00%      3.54%
   Dreyfus Stock Index Fund...................  85,364   8.98    766,759    1.58%     26.77%
   Dreyfus Disciplined Stock Portfolio........  22,385   8.37    187,356    0.92%     22.00%
   INVESCO VIF--High Yield Fund...............  18,365   9.50    174,427    5.79%     23.49%
   INVESCO VIF--Core Equity Fund..............  37,953  10.20    387,045    1.28%     21.08%
   Lazard Retirement Small Cap Portfolio......  57,261  16.00    916,001    0.00%     35.52%
   American Century VP Income and Growth
     Fund.....................................  34,362   9.46    325,015    1.38%     27.74%
   American Century VP Value Fund.............  78,882  13.97  1,101,932    1.14%     27.36%
   Alger American Growth Portfolio............  73,391   6.40    469,796    0.00%     33.48%
   Alger American Mid Cap Growth Portfolio.... 171,879   9.02  1,550,457    0.00%     45.95%
   Alger American Leveraged AllCap Portfolio.. 111,414   5.70    634,531    0.00%     33.05%
   Fidelity VIP Overseas Portfolio............  71,226   7.27    518,145    0.53%     41.26%
   Fidelity VIP Growth Portfolio..............  83,685   6.22    520,108    0.12%     30.89%
   Fidelity VIP II Contrafund Portfolio.......  25,801   9.21    237,674    0.33%     26.61%
   Janus Aspen International Growth Portfolio.  46,792  14.45    676,370    1.16%     33.41%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                         Investment
                                                       Unit                Income     Total
                                                Units  Value  Net Assets   Ratio*   Return***
                                               ------- ------ ---------- ---------- ---------
1.45% Expense Ratio**
   IMSF Balanced..............................   8,031 $12.52 $  100,517    2.35%     34.61%
   IMSF Growth and Income.....................   8,161  11.01     89,875    0.93%     29.93%
   IMSF Large Cap Value.......................  12,264  11.03    135,318    1.32%     21.81%
   IMSF Small Cap Equity......................   1,518   8.97     13,619    0.00%     41.84%
   IMSF Large Cap Growth......................   1,480   5.68      8,411    0.12%     25.08%
   IMSF Intermediate Fixed Income.............  28,411  12.66    359,542    3.90%      3.59%
   IMSF Mid Cap Equity........................   3,031  13.68     41,455    0.17%     33.64%
   IMSF Money Market..........................   8,649  10.59     91,551    0.63%     -0.77%
   IMSF Global Fixed Income...................   5,897  12.10     71,326    0.00%      3.33%
   Dreyfus Stock Index Fund...................  16,793   7.49    125,811    1.58%     26.51%
   Dreyfus Disciplined Stock Portfolio........   2,589   7.11     18,404    0.92%     21.75%
   INVESCO VIF--High Yield Fund...............   2,842   8.75     24,871    5.79%     23.24%
   INVESCO VIF--Core Equity Fund..............      --     --         --     N/A      20.84%
   Lazard Retirement Small Cap Portfolio......   5,035  15.31     77,079    0.00%     35.24%
   American Century VP Income and Growth
     Fund.....................................   6,015   8.06     48,496    1.38%     27.49%
   American Century VP Value Fund.............   6,523  14.17     92,445    1.14%     27.10%
   Alger American Growth Portfolio............  13,999   6.36     88,988    0.00%     33.21%
   Alger American Mid Cap Growth Portfolio....   8,548   8.96     76,572    0.00%     45.66%
   Alger American Leveraged AllCap Portfolio..   4,095   5.65     23,157    0.00%     32.78%
   Fidelity VIP Overseas Portfolio............   2,874   7.22     20,761    0.53%     40.98%
   Fidelity VIP Growth Portfolio..............   1,279   6.17      7,897    0.12%     30.63%
   Fidelity VIP II Contrafund Portfolio.......     584   9.15      5,342    0.33%     26.35%
   Janus Aspen International Growth Portfolio.   3,969  14.43     57,280    1.16%     33.24%
Year ended December 31, 2002
Clarity Variable Annuity
1.25% Expense Ratio**
   IMSF Balanced..............................  89,673   9.33    836,465    2.67%    -14.55%
   IMSF Growth and Income..................... 154,821  10.90  1,686,861    0.70%    -19.31%
   IMSF Large Cap Value.......................  52,135   9.09    473,686    0.93%    -12.72%
   IMSF Small Cap Equity......................  49,038   8.18    401,376    0.00%    -25.72%
   IMSF Large Cap Growth......................  47,511   7.81    371,229    0.00%    -29.37%
   IMSF Intermediate Fixed Income............. 190,416  12.68  2,413,527    4.47%      6.12%
   IMSF Mid Cap Equity........................  48,503  11.08    537,410    0.22%    -14.58%
   IMSF Money Market..........................  47,974  11.51    552,283    1.55%      0.21%
   IMSF Global Fixed Income...................  21,144  12.50    264,302    2.03%      5.64%
   Berger IPT International...................  69,441   8.38    581,702    3.41%    -22.29%
   Dreyfus Stock Index Fund...................  89,135   7.09    631,558    1.38%    -23.32%
   Dreyfus Disciplined Stock Portfolio........  22,311   6.86    153,071    0.72%    -23.57%
   INVESCO VIF High Yield Portfolio...........  22,583   7.69    173,704   11.09%     -2.53%
   INVESCO VIF Core Equity Portfolio..........  37,332   8.42    314,445    1.51%    -20.11%
   Lazard Retirement Small Cap Portfolio......  62,297  11.80    735,376    0.00%    -18.70%
   American Century VP Income and Growth......  33,781   7.40    250,118    1.09%    -20.37%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                        Investment
                                                      Unit                Income     Total
                                               Units  Value  Net Assets   Ratio*   Return***
                                              ------- ------ ---------- ---------- ---------
1.25% Expense Ratio** (Continued)
   American Century VP Value.................  80,501 $10.97 $  882,974    0.62%    -13.71%
   Alger American Growth Portfolio...........  71,614   4.80    343,428    0.04%    -33.82%
   Alger American Mid Cap Growth Portfolio... 168,723   6.18  1,042,753    0.00%    -30.42%
   Alger American Leveraged AllCap Portfolio. 113,606   4.28    486,278    0.01%    -34.73%
   Fidelity VIP Overseas Portfolio...........  70,996   5.15    365,610    0.70%    -21.45%
   Fidelity VIP Growth Portfolio.............  80,094   4.75    380,294    0.10%    -31.17%
   Fidelity VIP II Contrafund Portfolio......  25,619   7.28    186,399    0.57%    -10.72%
1.45% Expense Ratio**
   IMSF Balanced.............................   5,201   9.30     48,356    2.67%    -14.73%
   IMSF Growth and Income....................   6,637   8.48     56,263    0.70%    -19.47%
   IMSF Large Cap Value......................  12,551   9.06    113,719    0.93%    -12.89%
   IMSF Small Cap Equity.....................   2,048   6.33     12,955    0.00%    -25.87%
   IMSF Large Cap Growth.....................   1,567   4.54      7,118    0.00%    -29.51%
   IMSF Intermediate Fixed Income............  13,710  12.22    167,489    4.47%      5.90%
   IMSF Mid Cap Equity.......................   1,807  10.24     18,498    0.22%    -14.76%
   IMSF Money Market.........................  32,461  10.67    346,282    1.55%      0.01%
   IMSF Global Fixed Income..................   3,222  11.71     37,723    2.03%      5.43%
   Berger IPT International..................   9,674   5.40     52,200    3.41%    -22.44%
   Dreyfus Stock Index Fund..................  16,709   5.92     98,943    1.38%    -23.48%
   Dreyfus Disciplined Stock Portfolio.......   2,524   5.84     14,738    0.72%    -23.72%
   INVESCO VIF High Yield Portfolio..........     560   7.09      3,973   11.09%     -2.72%
   INVESCO VIF Core Equity Portfolio.........      --     --         --    1.51%    -20.27%
   Lazard Retirement Small Cap Portfolio.....   2,812  11.32     31,824    0.00%    -18.87%
   American Century VP Income and Growth.....   6,432   6.32     40,676    1.09%    -20.53%
   American Century VP Value.................   2,526  11.15     28,169    0.62%    -13.88%
   Alger American Growth Portfolio...........  16,638   4.77     79,390    0.04%    -33.95%
   Alger American Mid Cap Growth Portfolio...   5,947   6.15     36,568    0.00%    -30.55%
   Alger American Leveraged AllCap Portfolio.   4,045   4.26     17,227    0.01%    -34.86%
   Fidelity VIP Overseas Portfolio...........   2,942   5.13     15,078    0.70%    -21.61%
   Fidelity VIP Growth Portfolio.............   1,217   4.73      5,751    0.10%    -31.30%
   Fidelity VIP II Contrafund Portfolio......     585   7.24      4,236    0.57%    -10.90%

--------
  *These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses assessed by the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
 **These ratios represent the annualized contract expenses of the separate account, which consists of the coverage charge. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner accounts through redemption of units and expenses of the underlying funds are excluded.
***These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses would result in a reduction in the total return presented. The total return is calculated for the effective period for each fund as applicable. See Note 1.

                        RBC VARIABLE ANNUITY ACCOUNT A

                  NOTES TO FINANCIAL STATEMENTS--(Concluded)


7. Subsequent Events

   The Boards of Trustees of Dreyfus Variable Investment Fund ("DVIF") and Dreyfus Investment Portfolios ("DIP") approved plans to liquidate the Disciplined Stock Portfolio of DVIF and the Emerging Leaders Portfolio of DIP. The liquidations are expected to occur on or about April 30, 2007. The policy owners of these two portfolios will be given the opportunity to reallocate their investments to other investment options available under their policy. If no transfer is made, policy owner monies in the liquidated portfolios will be reallocated to the Fidelity VIP Money Market Portfolio when the portfolios are liquidated.

                                  * * * * * *

                        Liberty Life Insurance Company

            Statutory Basis Financial Statements as of and for the
                    Years Ended December 31, 2006 and 2005,
                       and Independent Auditors' Report

                        LIBERTY LIFE INSURANCE COMPANY

                               TABLE OF CONTENTS

                                                                                                 Page
                                                                                               --------
Independent Auditors' Report..................................................................      F-1

Statutory-Basis Financial Statements as of and for the years ended December 31, 2006 and 2005:

   Statements of Admitted Assets, Liabilities and Surplus.....................................  F-2-F-3

   Statements of Income.......................................................................      F-4

   Statements of Changes in Capital and Surplus...............................................      F-5

   Statements of Cash Flows...................................................................      F-6

   Notes to Financial Statements--Statutory Basis............................................. F-7-F-40

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Liberty Life Insurance Company
Greenville, South Carolina

   We have audited the accompanying statements of admitted assets, liabilities, and surplus--statutory basis of Liberty Life Insurance Company (the "Company"), a wholly owned subsidiary of Royal Bank of Canada, as of December 31, 2006 and 2005, and the related statements of income--statutory basis, changes in capital and surplus--statutory basis, and cash flows--statutory basis for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. As described in Note 1 to the financial statements, the financial statements give retroactive effect to the merger of the Company and Business Men's Assurance Company of America, which has been accounted for as a statutory merger.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the South Carolina Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2006 or 2005, or the results of its operations or its cash flows for the years then ended.

   However, in our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of Liberty Life Insurance Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

April 25, 2007

                        LIBERTY LIFE INSURANCE COMPANY

                        STATEMENTS OF ADMITTED ASSETS,

                   LIABILITIES AND SURPLUS--STATUTORY BASIS

                       As of December 31, 2006 and 2005
                                (In thousands)

                                                                                                    2006       2005
                                                                                                 ---------- ----------
Admitted Assets
Cash and Invested Assets:
   Bonds........................................................................................ $2,742,404 $2,717,243
   Preferred stocks.............................................................................      2,630      2,960
   Common stocks................................................................................     87,749     68,584
   Mortgage loans...............................................................................    549,542    575,199
   Real estate--property held for sale..........................................................        513     16,725
   Policy loans.................................................................................    108,308    109,571
   Cash and short-term investments..............................................................    129,979     90,031
   Other invested assets........................................................................     23,666     22,847
   Receivables for securities...................................................................        469        225
                                                                                                 ---------- ----------
      Total cash and invested assets............................................................  3,645,260  3,603,385
Deferred and uncollected premiums--less loading ($(268) and $107 in 2006 and 2005, respectively)      4,660      5,232
Accident and health premiums due and unpaid.....................................................      7,433      7,942
Reinsurance balances recoverable................................................................     11,388      6,668
Accrued investment income.......................................................................     28,516     28,428
Receivable from affiliates......................................................................         87        677
Cash value of company-owned insurance...........................................................     20,962     19,666
Deferred tax asset--net.........................................................................     16,398     25,912
Other admitted assets...........................................................................      2,491      2,725
Separate account assets.........................................................................     33,751     35,152
                                                                                                 ---------- ----------
Total........................................................................................... $3,770,946 $3,735,787
                                                                                                 ========== ==========

                        LIBERTY LIFE INSURANCE COMPANY

                        STATEMENTS OF ADMITTED ASSETS,

             LIABILITIES AND SURPLUS--STATUTORY BASIS--(Concluded)

                       As of December 31, 2006 and 2005
                                (In thousands)

                                                                             2006        2005
                                                                          ----------  ----------
Liabilities and Capital and Surplus
Liabilities:
  Policy and contract liabilities:
   Life and annuity reserves............................................. $3,236,953  $3,189,179
   Accident and health active life reserves..............................     31,161      30,092
   Accident and health claim reserves....................................      2,774       3,195
   Policyholders' funds left on deposit..................................     29,962      32,935
   Policy and contract claims payable....................................     31,488      23,216
   Provision for experience rating refunds...............................      6,290       6,085
   Reinsurance payable...................................................      1,741          --
   Interest maintenance reserve..........................................         --       6,063
   Other policyholders' funds............................................      3,938       4,169
                                                                          ----------  ----------
      Total policy and contract liabilities..............................  3,344,307   3,294,934
   Accrued insurance expenses............................................     25,391      36,122
   Net transfers to separate accounts due or accrued.....................     (1,167)     (5,411)
   Federal income taxes payable..........................................        109          89
   Amounts withheld by Company as agent..................................      3,396       3,593
   Asset valuation reserve...............................................     31,298      34,369
   Liability for benefits for employees and agents.......................     34,832      35,601
   Liability for escheat funds...........................................      6,665       6,261
   Dividends to stockholders declared and unpaid.........................      6,125       6,125
   Deferred gain on sale of building.....................................      5,073          --
   Payable to affiliates.................................................      3,750         770
   Other liabilities.....................................................      8,912      13,244
   Separate account liabilities..........................................     33,751      35,152
                                                                          ----------  ----------
      Total liabilities..................................................  3,502,442   3,460,849
Capital and Surplus:
   Common stock, $1 par value per share--authorized, 24,000,000 shares;
    issued and outstanding, 9,920,000 shares.............................      9,920       9,920
   Additional paid-in surplus............................................    151,770     151,770
   Surplus note..........................................................     57,000      57,000
   Unassigned surplus....................................................     49,814      56,248
                                                                          ----------  ----------
      Total capital and surplus..........................................    268,504     274,938
                                                                          ----------  ----------
Total.................................................................... $3,770,946  $3,735,787
                                                                          ==========  ==========

              See notes to financial statements--statutory basis.

                        LIBERTY LIFE INSURANCE COMPANY

                     STATEMENTS OF INCOME--STATUTORY BASIS

                For the years ended December 31, 2006 and 2005
                                (In thousands)

                                                                                                               2006      2005
                                                                                                             --------  --------
Premiums and other revenues:
   Life and annuity premiums................................................................................ $412,889  $511,950
   Accident and health premiums.............................................................................   48,936    52,287
   Net investment income....................................................................................  201,155   200,942
   Commission and expense allowances on reinsurance ceded...................................................   18,443     8,316
   Amortization of interest maintenance reserve.............................................................       93       535
   Other income.............................................................................................    3,445     4,197
                                                                                                             --------  --------
      Total premiums and other revenues.....................................................................  684,961   778,227
Benefits and other deductions:
   Life and annuity benefits................................................................................  447,272   388,216
   Accident and health benefits.............................................................................   15,502    13,936
   Increase in reserves.....................................................................................   34,681   175,115
   Commissions..............................................................................................   70,415    81,932
   Commission and expense allowances on reinsurance assumed.................................................    2,341     2,916
   General insurance expenses...............................................................................   87,217    84,223
   Insurance taxes, licenses, and fees......................................................................    8,639     9,835
   Decrease in loading and cost of collection on deferred and uncollected premiums..........................     (375)     (137)
   Net transfers from separate accounts.....................................................................   (1,691)  (10,686)
                                                                                                             --------  --------
      Total benefits and other deductions...................................................................  664,001   745,350
                                                                                                             --------  --------
Gain from operations before dividends to policyholders, federal income taxes, and net realized capital gains
 (losses)...................................................................................................   20,960    32,877
Dividends to policyholders..................................................................................    1,166     1,154
                                                                                                             --------  --------
Gain from operations before federal income taxes and net realized capital gains (losses)....................   19,794    31,723
Federal income taxes........................................................................................       27    (1,098)
                                                                                                             --------  --------
Gain from operations before net realized capital gains (losses).............................................   19,767    32,821
Net realized capital gains (losses).........................................................................      221      (395)
                                                                                                             --------  --------
Net income.................................................................................................. $ 19,988  $ 32,426
                                                                                                             ========  ========

              See notes to financial statements--statutory basis.

                        LIBERTY LIFE INSURANCE COMPANY

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS

                For the years ended December 31, 2006 and 2005
                                (In thousands)

                                                                                                                2006      2005
                                                                                                              --------  --------
Capital and surplus prior year............................................................................... $274,938  $273,546

Changes in capital and surplus:
   Net income................................................................................................   19,988    32,426
   Change in net unrealized capital gains (net of taxes of $3,631 and $292, in 2006 and 2005, respectively)..    6,743      (542)
   Decrease in deferred income tax...........................................................................   (8,289)   (4,897)
   Decrease in nonadmitted assets............................................................................    8,816       966
   Decrease in liability for reinsurance in unauthorized companies...........................................        9        86
   Decrease (increase) in reserve on account of change in valuation basis....................................      668    (7,461)
   Decrease (increase) in asset valuation reserve............................................................    3,071      (479)
   Dividends to stockholder..................................................................................  (37,250)  (18,375)
   Decrease in surplus as a result of reinsurance............................................................     (190)     (332)
                                                                                                              --------  --------
      Net change in capital and surplus for the year.........................................................   (6,434)    1,392
                                                                                                              --------  --------
Total capital and surplus at end of year..................................................................... $268,504  $274,938
                                                                                                              ========  ========

              See notes to financial statements--statutory basis.

                        LIBERTY LIFE INSURANCE COMPANY

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS

                For the years ended December 31, 2006 and 2005
                                (In thousands)

                                                                                  2006       2005
                                                                               ---------  ---------
Cash flows from operating activities:
   Premiums, policy proceeds, and other considerations........................ $ 477,230  $ 567,073
   Net investment income......................................................   199,300    200,160
   Commission and expense allowances..........................................    18,360      8,575
   Benefits...................................................................  (457,496)  (402,175)
   Insurance expenses.........................................................  (172,761)  (176,913)
   Other, net.................................................................     3,255      4,078
   Dividends to policyholders.................................................    (1,187)      (990)
   Transfers from separate accounts...........................................     5,935     10,615
   Federal income taxes (paid) recovered......................................        (7)     3,054
                                                                               ---------  ---------
      Net cash provided by operating activities...............................    72,629    213,477

Cash flows from investment activities:
   Proceeds from sales, maturities, or repayments of investments:
   Bonds......................................................................   194,316    330,481
   Preferred stock............................................................       516      3,493
   Common stock...............................................................     4,130     35,086
   Mortgage loans.............................................................    94,315    105,253
   Real estate................................................................    21,650         20
   Other......................................................................     5,759     19,285
                                                                               ---------  ---------
      Total proceeds from sales, maturities, or repayments of investments.....   320,686    493,618

Cost of investments acquired:
   Bonds......................................................................  (224,046)  (621,511)
   Preferred stock............................................................        --     (2,028)
   Common stock...............................................................   (12,626)   (38,727)
   Mortgage loans.............................................................   (68,714)   (95,114)
   Real estate................................................................       (41)       (86)
   Other......................................................................    (1,109)   (16,864)
                                                                               ---------  ---------
      Total cost of investments acquired......................................  (306,536)  (774,330)
                                                                               ---------  ---------
      Net cash provided by (used in) investment activities....................    14,150   (280,712)
Cash flows from financing and miscellaneous activities:
   Dividend paid to stockholders..............................................   (37,250)   (12,250)
   Net (withdrawals) deposits on deposit-type contracts.......................    (3,290)     2,170
   Other applications--net....................................................    (6,291)    (7,213)
                                                                               ---------  ---------
      Net cash used in financing and miscellaneous activities.................   (46,831)   (17,293)
                                                                               ---------  ---------
Net increase (decrease) in cash and short-term investments....................    39,948    (84,528)
Cash and short-term investments--beginning of year............................    90,031    174,559
                                                                               ---------  ---------
Cash and short-term investments--end of year.................................. $ 129,979  $  90,031
                                                                               =========  =========

              See notes to financial statements--statutory basis.

                        LIBERTY LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

           As of and for the years ended December 31, 2006 and 2005

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies

   Nature of Operations--Liberty Life Insurance Company (the "Company" or "LLIC") is domiciled in South Carolina and is a wholly owned subsidiary of Royal Bank of Canada ("RBC") through RBC's indirect wholly owned subsidiary, RBC Insurance Holdings (USA), Inc. ("RBCIH"), a Delaware holding company. The Company is licensed in 49 states and the District of Columbia and has three primary marketing divisions. The Company's Agency division markets various life insurance products to individuals including individual life, health, and interest sensitive whole life products. This division's primary market is in the Southeast. The Company's Direct Marketing division primarily markets term life, accident, and disability insurance designed to pay a residential mortgage balance upon the death or disability of the insured. This division markets through brokers and financial institutions across the country. The Company's Independent Distribution division markets a diversified portfolio of individual and investment products primarily distributed through a nationwide network of national marketing organizations and independent brokers.

   Statutory Merger--Liberty Life Insurance Company (NAIC # 65323) ( the "Predecessor Company") merged with and into its subsidiary, Business Men's Assurance Company of America ("BMA") on June 30, 2006, with the surviving entity being BMA.

   The following transactions occurred which effectively merged LLIC into BMA:

  . RBCIH contributed shares of the Predecessor Company to BMA in exchange for newly issued shares of BMA.

  . 5,114,112 outstanding shares of $1 par value BMA stock and 992 shares of $10,000 par value Predecessor Company stock were canceled.

  . BMA issued 9,920,000 shares of $1 par value stock to RBCIH with a total value of $161.7 million.

  .   BMA then changed its name to Liberty Life Insurance Company.

   Prior year amounts have been adjusted to reflect comparative merged company financial statements. The statutory merger method of accounting was used to reflect the merger which requires that the balance sheets, statements of income, statements of capital and surplus and statements of cash flows of the Predecessor Company and BMA be combined and restated as of January 1, 2005. Elimination of the beginning investment in subsidiary and related goodwill, reported as a write-in for gains and losses in surplus in the annual statement, have been reported as an adjustment to December 31, 2004 capital and surplus balance in the audited financial statements as follows:

Capital and surplus at 12/31/04, as reported in the annual statement. $ 444,421
Elimination of investment in subsidiary..............................  (146,395)
Write-off net admitted goodwill......................................   (24,480)
                                                                      ---------
Capital and surplus at 12/31/04, as reported in the audited financial statements......................................................... $ 273,546
                                                                      =========

   Basis of Presentation--The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the South Carolina Department of Insurance ("SCDOI"). The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital. The state of South Carolina has adopted the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)

Such practices vary in some respects from accounting principles generally accepted in the United States of America ("GAAP"). The more significant variances from GAAP are as follows:

   Investments--Investments in bonds, common stocks and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their NAIC rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale. Fair values of certain investments in bonds and stocks are based on values specified by the NAIC rather than actual or estimated market values. Real estate owned by the Company is included in investments rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties until sold on June 20, 2006. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate when such loans are determined to be in default as to scheduled payments. Under GAAP, valuation allowances would be established when the Company determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of estimated future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

   Derivatives--The Company issues equity indexed annuity contracts whereby the contractholder's crediting rate is indexed to the overall performance of a market index, either the Dow Jones Industrial Average or the S&P 500. The company manages this risk by reinsuring the option risk that pays the interest credited to the contracts. The Company accounts for these contracts as reinsurance presenting the contract liability net of reinsurance. Payments to the reinsurer are recognized as a reduction of premiums.

   Under GAAP, the Company would be required to account for these contracts separately, including bifurcation of the embedded derivative in the annuity contract. These contracts would then be marked to fair market value with changes in the market value charged to income.

   Valuation Reserves--Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands; that net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying statements of admitted assets, liabilities and surplus. The Company's IMR at December 31, 2006 was an asset balance of approximately $2,190,000 which was nonadmitted in accordance with prescribed accounting practices. At December 31, 2005, the Company had a liability balance of $6,063,000. Realized capital gains and losses are reported in income net of tax and transfers to the IMR.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   The asset valuation reserve ("AVR") is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and an impairment is recorded when there has been a decline in value deemed other than temporary, in which case, the provision for such declines would be charged to income.

   Policy Acquisition Costs--The costs of acquiring and renewing business, such as first year commissions and certain underwriting and issue expenses, are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Nonadmitted Assets--Certain assets are designated as nonadmitted and excluded from the statutory financial statements. These assets include receivables from agents and bills receivable, electronic data processing equipment, capitalized software, the asset balance of the IMR, furniture and equipment and prepaid pension cost. Changes to nonadmitted assets are charged directly to unassigned surplus.

   Premiums--Revenues for universal life and interest sensitive policies consist of the entire premium rather than only policy charges.

   Benefit Reserves--Certain policy reserves are calculated based on statutorily required interest and mortality assumptions and methods promulgated by the SCDOI rather than on estimated expected mortality, interest and withdrawal experience at the time of issue as is required under GAAP for traditional policies or at account value for interest-sensitive policies. Policy reserve increases or decreases caused by changes in valuation basis and certain amounts related to the acquisition or disposal of blocks of business or companies may be charged directly to statutory surplus.

   Universal Life Policies--Revenues for universal life policies consist of the entire premium received and benefits incurred represent the total of death benefits paid, cash surrenders, and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

   Reinsurance--Policy and contract liabilities are reported net of reinsured amounts, rather than gross as would be required by GAAP. A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for reinsurance recoverable amounts deemed uncollectible would be established through a charge to earnings. Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Employee Benefits--For purposes of calculating the Company's postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible would also be included.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   Policyholder Dividends--Policyholder dividends are recognized when declared rather than over the term of the related policies.

   Statements of Cash Flows--Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

   Federal Income Tax--Deferred taxes are recorded based on temporary differences between the financial reporting and tax bases of assets and liabilities. However, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets. Changes in deferred taxes are charged to unassigned surplus. Under GAAP, changes in deferred taxes are recorded as part of the income tax provision.

   Comprehensive Income--Comprehensive income and its components are not presented in the statutory financial statements.

   Separate Accounts--The Company's guaranteed investment contracts ("GIC") are to be treated as a separate account. Under GAAP, the Company's GICs are included in the general account.

   Other significant accounting practices are as follows:

   Use of Estimates--The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. Significant estimates included in the accompanying financial statements are unearned revenue reserves, assumptions and judgments utilized in determining if declines in fair values of investments are other-than-temporary, valuation methods for infrequently traded securities and private placements, policy liabilities and accruals relating to legal and administrative proceedings.

   Investments--Bonds, preferred stocks, and common stocks are stated at values prescribed by the NAIC, as follows:

   Bonds not backed by other loans are reported at amortized cost or market value based on their NAIC rating. The discount or premium on bonds is amortized using the modified scientific method. For single-class and multiclass mortgage-backed/asset-backed securities, anticipated prepayments are considered when determining the amortization of discount or premium.

   Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are reviewed and adjusted periodically based on current prepayment assumptions using the retrospective method determined by the specific structure of the security owned.

   Redeemable and nonredeemable preferred stocks are reported at the lower of cost or amortized cost; however, those designated not to be in good standing are carried at market value as determined by the Securities Valuation Office of the NAIC ("SVO").

   Common stocks are reported at market value as determined by the SVO and the related unrealized gains and losses are reported in unassigned surplus, net of federal income taxes. Land is reported at cost and other real

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)

estate is reported at net depreciated cost, with depreciation calculated on a straight-line basis over the estimated useful lives of the properties.

   Mortgage loans are reported at unpaid principal balances, net of purchase discounts, premiums and allowance for impairments.

   Contract loans are reported at unpaid principal balances.

   Short-term investments include investments with maturities of less than one year at the date of acquisition.

   Changes in unrealized gains or losses on bonds, redeemable preferred stocks, mortgage loans, common stocks and nonredeemable preferred stocks are credited or charged directly to unassigned surplus, except with those securities with other-than-temporary impairment. A decline in a security's net realizable value that is other-than-temporary is treated as a realized loss in the statements of income--statutory basis and the cost basis of the security is reduced to its estimated fair value.

   Fair values of fixed maturity securities, as disclosed in Notes 2 and 11 in these financial statements, have been determined using quoted market prices, where available, and estimates of fair value for private placements and thinly-traded securities.

   Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

   Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued with amounts over 90 days past due is nonadmitted. There was no investment income due and accrued excluded from surplus at December 31, 2006 or 2005.

   Furniture and Equipment--Nonadmitted data processing equipment and furniture and equipment are depreciated over 5 to 14 years using the straight-line method. Depreciation expense on furniture and equipment amounted to $2,283,000 in 2006 and $2,415,000 in 2005.

   In 2006 the Company discontinued its relationship with an organization marketing certain mortgage origination products. As a result of this change, the Company determined the value of the related system was no longer recoverable and recognized an impairment charge of $3,228,000 for the net book value of the system. This charge is included in general insurance expenses in the accompanying statements of income--statutory basis.

   Premiums and Related Commissions--Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the terms of the policies.

   Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

   Policy Reserves and Benefits--Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)

valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the SCDOI. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force. For Debit-Ordinary substandard polices, reserves are calculated using the same interest rate as for standard policies but using multiples of standard rates of mortality. Extra premiums are charged according to underwriting classification. For Regular-Ordinary substandard policies, mean reserves are calculated by computing the regular mean reserve for the plan and adding one-half of the extra premium charge for the year to that reserve. At December 31, 2006, the Company had approximately $529,410,000 of insurance in force for which the gross premiums are less than the net premium according to the standard of valuation set by the State of South Carolina. Reserves of approximately $2,911,000 have been provided for this deficiency at December 31, 2006.

   Tabular interest, tabular less actual reserve released and tabular cost are determined by formula. Tabular interest on funds not involving life contingencies is determined from the basic data for the calculation of the fund balance.

   Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances plus additions for any interest guarantees in excess of valuation interest rates.

   Policy reserves for group life and health and accident insurance include claim reserves and unearned premiums. Claims reserves, including incurred but not reported claims, represent management's estimate of the ultimate liability associated with unpaid policy claims, based upon analysis of past experience. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

   Benefits Paid or Provided--Benefits paid or provided to policyholders and beneficiaries include claims paid during the period, an accrual for claims reported but not yet paid, and an accrual for claims incurred but not reported based on historical claims experience modified for expected future trends.

   Claims and Claim Adjustment Expenses--Claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2006 and 2005. The reserves for unpaid claims and claim adjustment expenses are estimated using the individual case-basis valuations and statistical analyses. For disability policies, investment yields and morbidity rates are utilized in compliance with the NAIC's Model Regulation, "Minimum Reserve Standards for Individual and Group Health Insurance Contracts." All estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

   Reinsurance--Reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, claim adjustment expenses and the reserves for policy and contract liabilities, claim adjustment expenses and unearned premiums are reported net of reinsured amounts.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   Separate Accounts--The Company actively sells variable annuity and variable universal life products in its two separate accounts. The Company formerly sold insured GIC contracts. The final separate account GIC contract matured during 2006. The separate account assets are legally segregated and are not subject to claims which may arise from any other business of the Company.

   The assets and liabilities of the variable lines of business are reported at fair value since the underlying investment risks are assumed by the policy owners. Investment income and gains or losses arising from the variable lines of business accrue directly to the policy owners and are, therefore, not included in investment earnings in the accompanying statements of income--statutory basis. Separate account assets and liabilities for the variable lines of business totaled $33,751,000 and $30,485,000 at December 31, 2006 and 2005, respectively.

   The assets of the GIC line of business were maintained at an amount equal to the related liabilities. The assets related to the GIC line of business included bonds reported at amortized cost and loan-backed bonds and structured securities stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. The liabilities were reported at the original deposit amount plus accrued interest guaranteed to the contract holders. The net operating earnings of this product were included in the accompanying statements of income--statutory basis. Separate account assets and liabilities for the GIC line of business totaled $4,667,000 at December 31, 2005.

   Asset Valuation Reserve and IMR--The Company has established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company's holdings of mortgages, investments in real estate, bonds, stocks, and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains and losses, other than those resulting from interest rate changes, are added or charged to the AVR.

   The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments which result from interest rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment.

   Participating Policies--The Company has in force individual life participating policies contracts but does not presently issue any participating business. For the years ended December 31, 2006 and 2005, premiums under individual life participating policies were $2,322,000 or 0.50% of total individual life premiums earned, and $2,149,000, or 0.38 % of total individual life premiums earned, respectively. The Company paid dividends in the amount of $1,166,000 and $1,154,000 to policyholders in 2006 and 2005, respectively.

   Guaranty Fund Assessments--Guaranty fund assessment accruals are estimated by management at the time the events occur on which assessments are expected to be based. The Company recorded a liability for estimated future guaranty fund assessments of $1,598,000 and $1,805,000 as of December 31, 2006 and 2005,
respectively. A related receivable has been recorded for estimated premium tax credits of $1,167,000 and $1,342,000 as of December 31, 2006 and 2005,
respectively, which may be used over a 5 to 20 year period.

   Concentrations of Credit Risk--Financial instruments that potentially subject the Company to concentrations of credit risk are primarily cash, cash equivalents and investments. Cash equivalents are comprised of investments in money market securities. The Company limits the amount of credit exposure with any one financial institution and believes that no significant concentration of credit risk exists with respect to cash and investments.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   Vulnerability due to Certain Concentrations--The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

   The Company markets its annuity products through third party national marketing organizations ("NMO's"). One of these NMO's accounted for approximately 34% of the Company's new annuity production during 2006. Changes in this NMO's business could have a material impact on the Company's operations.

   Postretirement Benefits--The projected future cost of providing benefits, such as health care and life insurance, to retirees and employees is recognized as an expense as employees render service, rather than when the benefits are paid. See Note 10 for further disclosures with respect to postretirement benefits other than pensions.

   Accounting Changes-- During 2006 and 2005, the Company changed various bases of valuation related to its reserves for annuity contracts. The cumulative effect of the change in accounting is reported as an adjustment to unassigned surplus. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting method had been applied retroactively for all prior periods. As a result of the accounting change, the Company reported a decrease in reserve on account of a change in valuation basis of $668,000 in 2006 which resulted in an increase to unassigned surplus and an increase in reserve on account of a change in valuation basis of $7,461,000 in 2005 which resulted in a decrease to unassigned surplus.

                        LIBERTY LIFE INSURANCE COMPANY

2. Investments

   Debt Securities--The cost or amortized cost and the fair value of investments in fixed maturity securities are summarized as follows:

                                                         Cost or     Gross      Gross    Estimated
                                                        Amortized  Unrealized Unrealized   Fair
                                                          Cost       Gains      Losses     Value
                                                        ---------- ---------- ---------- ----------
                                                                      (In thousands)
December 31, 2006
U.S. Treasury and government-sponsored corporations and
  agencies............................................. $  343,002  $   451    $ (6,208) $  337,245
Obligations of states and political subdivisions.......      8,455      102        (128)      8,429
Foreign--other.........................................     41,110      292        (363)     41,039
Corporate bonds........................................  1,093,634   16,953     (20,517)  1,090,070
Mortgage-backed securities:
   Government agencies.................................    241,796      796      (4,075)    238,517
   Corporate...........................................  1,014,407    5,068     (20,245)    999,230
                                                        ----------  -------    --------  ----------
       Total bonds.....................................  2,742,404   23,662     (51,536)  2,714,530
Preferred stock--redeemable............................      2,271       44         (62)      2,253
                                                        ----------  -------    --------  ----------
Total fixed maturity securities........................ $2,744,675  $23,706    $(51,598) $2,716,783
                                                        ==========  =======    ========  ==========
December 31, 2005
U.S. Treasury and government-sponsored corporations and
  agencies............................................. $  367,682  $   620    $ (6,316) $  361,986
Obligations of states and political subdivisions.......      8,736      141          --       8,877
Foreign--other.........................................      5,002      277          --       5,279
Corporate bonds........................................  1,094,863   29,264     (12,151)  1,111,976
Mortgage-backed securities:
   Government agencies.................................    242,570    2,942      (2,360)    243,152
   Corporate...........................................    998,390    8,405     (15,320)    991,475
                                                        ----------  -------    --------  ----------
       Total bonds*....................................  2,717,243   41,649     (36,147)  2,722,745
Preferred stock--redeemable............................      2,275       47         (65)      2,257
                                                        ----------  -------    --------  ----------
Total fixed maturity securities........................ $2,719,518  $41,696    $(36,212) $2,725,002
                                                        ==========  =======    ========  ==========

--------
  *At December 31, 2005, the Company carried certain bonds at the lower of cost or market with market value below cost by $1,199,000.

                        LIBERTY LIFE INSURANCE COMPANY

   The amortized cost and the estimated fair value of the bonds and mandatory redeemable preferred stock at December 31, 2006, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or repay obligations with or without call or prepayment penalties.

                                                                          Estimated
                                                               Amortized    Fair
                                                                 Cost       Value
                                                               ---------- ----------
Years to maturity:
   1 or less.................................................. $   23,705 $   23,618
   After 1 through 5..........................................    180,342    184,345
   After 5 through 10.........................................    582,385    576,188
   After 10...................................................    672,057    665,298
Mortgage-backed securities primarily maturing in 5 to 25 years  1,286,186  1,267,334
                                                               ---------- ----------
Total......................................................... $2,744,675 $2,716,783
                                                               ========== ==========

   At December 31, 2006 and 2005, the Company held less-than-investment grade corporate bonds of $693,000 and $7,531,000, with an aggregate fair market value of $662,000 and $7,572,000, respectively. These holdings amounted to less than ..03% of the Company's investments in bonds and less than .02% of the Company's total admitted assets. The holdings of less-than-investment grade bonds are of satisfactory quality based on the Company's investment policies and credit standards. At December 31, 2006 and 2005, the Company held no bonds which were not rated by the SVO or a nationally recognized statistical rating organization.

   At December 31, 2006 and 2005, bonds totaling $7,009,000 and $10,329,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

   The Company's nonredeemable preferred stock is carried at cost. Changes in unrealized gains and losses on investments in common stocks are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, those investments are summarized as follows (in thousands):

                                              Gross      Gross    Estimated
                                            Unrealized Unrealized   Fair
                                     Cost     Gains      Losses     Value
                                    ------- ---------- ---------- ---------
    December 31, 2006
    Preferred stocks--nonredeemable $   359  $   211     $  --     $   570
    Common stocks--unaffiliated....  69,314   16,227      (254)     85,287
    Common stocks--affiliated......   1,572      890        --       2,462
                                    -------  -------     -----     -------
    Total.......................... $71,245  $17,328     $(254)    $88,319
                                    =======  =======     =====     =======

                                              Gross      Gross    Estimated
                                            Unrealized Unrealized   Fair
                                     Cost     Gains      Losses     Value
                                    ------- ---------- ---------- ---------
    December 31, 2005
    Preferred stocks--nonredeemable $   685   $  417     $  --     $ 1,102
    Common stocks--unaffiliated....  60,896    8,304      (616)     68,584
                                    -------   ------     -----     -------
    Total.......................... $61,581   $8,721     $(616)    $69,686
                                    =======   ======     =====     =======

                        LIBERTY LIFE INSURANCE COMPANY

   Net realized gains (losses) on investments for the years ended December 31, 2006 and 2005 are summarized below:

                                                                  Net
                                               Gross    Gross   Realized
                                              Realized Realized  Gains
                                               Gains    Losses  (Losses)
                                              -------- -------- --------
                                                    (In thousands)
        Year Ended December 31, 2006:
        Bonds................................  $  595  $(3,244) $(2,649)
        Common stocks........................   1,494       --    1,494
        Preferred stocks.....................     190       --      190
        Other................................     381     (440)     (59)
                                               ------  -------  -------
        Total................................  $2,660  $(3,684)  (1,024)
                                               ======  =======
        Transfer to IMR......................                     1,245
                                                                -------
        Net realized capital gains net of IMR                   $   221
                                                                =======

                                               Gross    Gross   Realized
                                              Realized Realized  Gains
                                               Gains    Losses  (Losses)
                                              -------- -------- --------
                                                    (In thousands)
       Year Ended December 31, 2005:
       Bonds.................................  $1,070  $(5,299) $(4,229)
       Common stocks.........................   1,881   (1,001)     880
       Preferred stocks......................     186     (100)      86
       Other.................................     730     (325)     405
                                               ------  -------  -------
       Total.................................  $3,867  $(6,725)  (2,858)
                                               ======  =======
       Transfer to IMR.......................                     2,463
                                                                -------
       Net realized capital losses net of IMR                   $  (395)
                                                                =======

   Proceeds from the sale of bonds were $38,730,000 and $74,520,000 during 2006 and 2005, respectively. Gross gains of $355,000 and $721,000 and gross losses of $1,496,000 and $2,117,000 were realized on those sales, respectively.

   The invested assets owned by the Company in an unrealized loss position at December 31, 2006, is as follows (in thousands, except number of securities data):

                                      Less Than 12 Months            Greater Than 12 Months                   Total
                                 ------------------------------ -------------------------------- --------------------------------
                                 Number of   Fair    Unrealized Number of    Fair     Unrealized Number of    Fair     Unrealized
                                 Securities  Value     Losses   Securities   Value      Losses   Securities   Value      Losses
                                 ---------- -------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Fixed maturities:
  U.S. Treasury obligations and
   obligations of U.S
   government corporations and
   agencies.....................      1     $  2,063   $    9        6     $   48,574  $   861        7     $   50,637  $   870
  Corporate securities..........     68      316,200    4,276      131        578,932   21,022      199        895,132   25,298
  Mortgage-backed securities....     58      291,282    2,436      133        731,222   22,932      191      1,022,504   25,368
  Equity securities.............      5          738        5        2          4,567      311        7          5,305      316
                                    ---     --------   ------      ---     ----------  -------      ---     ----------  -------
Total...........................    132     $610,283   $6,726      272     $1,363,295  $45,126      404     $1,973,578  $51,852
                                    ===     ========   ======      ===     ==========  =======      ===     ==========  =======

                        LIBERTY LIFE INSURANCE COMPANY

   U.S. Treasury Obligations--The unrealized losses on the Company's investments in U.S. Treasury obligations and direct obligations of U.S. government agencies were caused by market interest rate increases. The contractual terms of these investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Company has the intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2006.

   Mortgage-Backed Securities--The unrealized losses on the Company's investments in federal agency mortgage-backed securities were caused by interest rate increases. The contractual cash flow of these investments are guaranteed by an agency of the U.S. government. Accordingly, it is expected that the securities would not be settled at a price less than the amortized cost of the Company's investment. Because the decline in market value is attributable to changes in market interest rates and not credit quality and because the Company has the intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2006.

   Included in mortgaged-backed securities are corporate issues with a fair value of $408,024,000 and unrealized losses of $11,464,000. 75% of these securities are less than 5% below amortized cost and therefore not considered to be other-than-temporarily impaired at December 31, 2006. The remaining $2,879,000 of unrealized losses are AAA rated securities. Because the Company has the intent to hold these investments until a recovery of fair value, which may be at maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2006.

   Corporate Bonds--60% of the $25,298,000 in unrealized losses on investments in corporate bonds for the Company are on bonds where the market value is less than 5% below amortized cost. Of the remaining 40%, one corporation (Wilmington Trust) with a carrying value of $565,000 is rated B- and the others are investment grade in quality. Because the Company has the intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2006.

   Marketable Equity Securities--The Company's unrealized losses on common and nonredeemable preferred stocks is not considered to be other than temporary.

   Real Estate--The components of the Company's real estate are summarized as follows:

                                                      December 31
                                                     -------------
                                                     2006   2005
                                                     ---- --------
                                                     (In thousands)
            Available for Sale:
             Land................................... $513 $  3,763
             Buildings..............................   --   24,541
             Accumulated depreciation...............   --  (11,579)
                                                     ---- --------
               Total real estate available for sale. $513 $ 16,725
                                                     ==== ========

   During 2005, the Company made the decision to offer for sale its home office complex and thus reclassified such building as available for sale as of December 31, 2005. The Company sold its home office complex on June 30, 2006, resulting in a gain of approximately $5,463,000. The Company leased back more than 10% of the

                        LIBERTY LIFE INSURANCE COMPANY
space under a seven-year lease; therefore the gain on the sale of the complex was deferred to be amortized over the term of the lease. During the year ended December 31, 2006, the Company recognized $390,000 of the gain on the sale. At December 31, 2006, $5,073,000 remains unrecognized.

   The property classified for sale at December 31, 2006 consists of undeveloped land adjoining the Company's home office complex. The property was sold in April of 2007 resulting in a gain of $782,000.

   Mortgage Loans-- The Company's mortgage loan portfolio is secured by real estate. The following table presents information about the location of the real estate that secures mortgage loans in the Company's portfolio. Carrying amounts as of December 31, 2006 and 2005 are as follows (in thousands):

                                           2006     2005
                                         -------- --------
                      State:
                         South Carolina. $ 51,681 $ 51,698
                         Tennessee......   48,361   46,905
                         North Carolina.   45,650   39,114
                         Florida........   45,240   45,781
                         Ohio...........   33,711   35,589
                         Missouri.......   32,311   34,670
                         Utah...........   30,195   35,822
                         Oklahoma.......   28,232   34,103
                         Virginia.......   27,812   22,942
                         Other..........  206,349  228,575
                                         -------- --------
                                         $549,542 $575,199
                                         ======== ========

   The minimum and maximum lending rates for mortgage loans were 6.05% and 6.95% during 2006 and 6.00% and 7.25% during 2005. At the issuance of a loan, the percentage of loan to value on any one loan did not exceed 75%. The Company held one mortgage with interest 180 days past due at December 31, 2006. The carrying value of the mortgage was approximately $6,000. The total non-admitted interest due on this mortgage was less than $1,000. The Company held no mortgages with interest 180 days past due at December 31, 2005.

   The Company's admitted assets invested in mortgage loans and real estate investments were $550,055,000 or approximately 14.59% of admitted assets as of December 31, 2006, and $591,924,000 or approximately 15.84% of admitted assets as of December 31, 2005. Mortgage loans are generally first mortgage loans on income-producing properties. The Company's investments in mortgage loans principally involve commercial real estate.

   During 2006, the Company reduced interest rates on seven mortgage loans. The December 31, 2006 principal balances and interest rate reductions are as follows: one loan of $1,343,138 by 2.00%, one loan of $6,280,414 by 1.60%, one loan of $1,194,417 by 1.50%, one loan of $1,569,643 by 1.35%, one loan of
$664,693 by 1.00%, one loan of $540,283 by 0.95% and one loan of $1,390,449 by
0.375%. During 2005, the Company reduced interest rates on seventeen mortgage loans. The December 31, 2005 principal balances and interest rate reductions are as follows: one loan of $708,096 by 2.75%, two loans of $1,974,295 by 2.625%, two loans of $3,441,338 by 2.50%, one loan of $2,045,892 by 2.30%, two loans of $3,928,907 by 2.25%, one loan of $1,073,311 by 2%, 1 loan of $987,376 by 1.90%, one loan of $1,768,760 by 1.875% one loan of $1,317,782 by 1.85%, two loans of $3,047,852 by 1.75%, one loan of $2,837,778 by 1.15%, one loan of
$2,150,884 by 1.0% and one loan of $1,067,686 by 0.815%.

                        LIBERTY LIFE INSURANCE COMPANY

   During 2006 and 2005, the Company had no mortgage loans that were converted to require payments of principal and interest to be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment required.

   Investment Income--Major categories of net investment income are summarized as follows:

                                                  Years ended December 31
                                                  ----------------------
                                                    2006        2005
                                                   --------    --------
                                                    (In thousands)
          Income:
             Bonds............................... $152,803    $143,082
             Preferred stocks....................      184         286
             Common stocks.......................    1,445       5,751
             Mortgage loans......................   39,586      43,606
             Real estate--property held for sale.    2,335       4,485
             Policy loans........................    6,870       6,675
             Other...............................    6,770       6,368
                                                   --------    --------
                 Total investment income.........  209,993     210,253
          Investment expenses and taxes..........   (8,838)     (9,311)
                                                   --------    --------
          Net investment income.................. $201,155    $200,942
                                                   ========    ========

3. Investment Contracts

   The carrying amounts and estimated fair values of the Company's liabilities for investment-type insurance contracts for the years ended December 31, 2006 and 2005, are as follows (in thousands):

                                                       2006                  2005
                                               --------------------- ---------------------
                                                Carrying  Estimated   Carrying  Estimated
                                                 Value    Fair Value   Value    Fair Value
                                               ---------- ---------- ---------- ----------
Guaranteed investment contracts............... $    4,105 $    4,137 $   65,978 $   66,460
Flexible and single-premium deferred annuities  1,488,121  1,375,699  1,384,967  1,283,103
Separate accounts.............................     19,233     18,883     19,183     19,010
                                               ---------- ---------- ---------- ----------
Total investment-type insurance contracts..... $1,511,459 $1,398,719 $1,470,128 $1,368,573
                                               ========== ========== ========== ==========

   The fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

4. Related-Party Transactions

   The Company is a member of a group of affiliated companies and expenses for certain administrative services are allocated among the group members. Net amounts paid to affiliated companies for such expenses were approximately $2,567,000 and $4,452,000 in 2006 and 2005, respectively.

   Liberty Capital Advisors, Inc. ("LCA") is an affiliate owned 100% by RBCIH and is a registered investment advisor. LCA provides investment management services to the Company in accordance with the Company's

                        LIBERTY LIFE INSURANCE COMPANY
investment policy. Net amounts paid under this agreement for 2006 and 2005 were approximately $2,252,000 and $2,156,000, respectively.

   During a portion of 2006 and 2005, the Company had notes receivable due from its direct parent, RBCIH. Under the terms of the note, the Company may advance to RBCIH up to $30,000,000. Interest is due monthly at a rate of LIBOR plus 1%. The principal is to be paid off annually on or before December 31. The interest income received from these notes in 2006 and 2005 was $61,000 and $31,000, respectively. No amount was receivable under the note as of December 31, 2006 and 2005.

   At December 31, 2006, the Company owned 51,668 shares of stock of RBC related to the employee benefit plan discussed in Note 10. The carrying amount of this investment was approximately $2,462,000 at December 31, 2006 and represented 0.07% of net admitted assets.

   The Company holds a surplus note totaling $57,000,000 payable to RBCIH. During the years ended December 31, 2006 and 2005, the Company recognized $4,019,000 and $2,842,000 in interest expenses which is included as a reduction of net investment income. See Note 7 for further details of this note.

   In 2006, the Company entered into a swap with RBC which is discussed in Note
19. This swap was purchased to hedge liabilities related to the stock-based compensation plan described in Note 10.

   The Company reported the following amounts due from (to) related parties:

                                                        December 31,
                                                       --------------
                                                         2006    2005
                                                       -------  -----
                                                       (In thousands)
          Liberty Capital Advisors--affiliate......... $    18  $ 409
          RBC Centura Bank--affiliate.................      --     12
          The Liberty Marketing Corporation--affiliate      67    256
          Royal Bank of Canada--ultimate parent.......       2     --
                                                       -------  -----
          Total receivable from affiliates............ $    87  $ 677
                                                       =======  =====
          RBC Insurance Services--affiliate........... $(2,766) $ (74)
          RBC Centura Bank--affiliate.................    (201)    --
          RBC Dain Rauscher--affiliate................     (69)   (63)
          RBC Insurance Holdings (USA)--parent........    (714)  (633)
                                                       -------  -----
          Total payable to affiliates................. $(3,750) $(770)
                                                       =======  =====

5. Federal Income Taxes

   Current income taxes incurred consist of the following major components:

                                                         December 31
                                                        ------------
                                                        2006    2005
                                                        ----  -------
                                                        (In thousands)
          Current year benefit......................... $--   $  (241)
          Adjustment of prior year tax liability.......  27      (857)
                                                        ---   -------
             Current year income tax expense (benefit). $27   $(1,098)
                                                        ===   =======

                        LIBERTY LIFE INSURANCE COMPANY

   Among the more significant book to tax adjustments for 2006 and 2005, excluding capital gains (losses), were the following:

                                                          December 31
                                                        ---------------
                                                         2006     2005
                                                        ------  -------
                                                         (In thousands)
        Income tax at statutory rate................... $7,005  $10,965
        IMR............................................   (468)  (1,049)
        Fixed assets--nonadmitted......................     --     (467)
        Prior period adjustments.......................    596      293
        Accrual adjustment.............................   (246)    (541)
        Key man life insurance.........................   (340)    (311)
        Service agreement--nonadmitted.................    325   (1,950)
        Statutory change in reserve--equity adjustment.    234   (2,611)
        Retirement plan................................   (892)      64
        Other..........................................    262       69
                                                        ------  -------
        Total income tax on operations................. $6,476  $ 4,462
                                                        ======  =======
        Federal and foreign income tax benefit......... $   27  $(1,098)
        Change in net deferred income tax on operations  6,449    5,560
                                                        ------  -------
        Total income tax on operations................. $6,476  $ 4,462
                                                        ======  =======

   The main components of the deferred tax amounts resulting from book/tax differences are as follows:

                                                          December 31
                                                      ------------------
                                                        2006      2005
                                                      --------  --------
                                                        (In thousands)
      Deferred Tax Assets
      Deemed ceding commission related to acquisition $ 75,588  $ 84,142
      Reserve for future policy benefits.............   33,325    32,392
      Reserve strengthening..........................    4,347     4,890
      Deferred acquisition costs.....................   27,482    27,215
      Nonadmitted assets.............................    4,623     6,463
      Employee benefit plans.........................   16,901    17,254
      Home office property...........................       80     1,134
      Deferred gain..................................    2,024        --
      Net operating loss carryforwards...............   12,787     7,674
      Net capital loss carryforwards.................    1,548     1,035
      Stocks and bonds...............................        9     1,518
      Other deferred tax assets......................    2,197     3,385
                                                      --------  --------
         Total deferred tax assets...................  180,911   187,102
      Total deferred tax assets nonadmitted..........  152,850   155,256
                                                      --------  --------
      Admitted deferred tax assets...................   28,061    31,846

      Deferred Tax Liabilities
      Stocks and bonds...............................    8,097     3,501
      Reserve weakening..............................    1,118       143
      Deferred and uncollected.......................    1,770     1,475
      Other..........................................      678       815
                                                      --------  --------
         Total deferred tax liabilities..............   11,663     5,934
                                                      --------  --------
      Net admitted deferred tax asset................ $ 16,398  $ 25,912
                                                      ========  ========
      Decrease in deferred tax assets nonadmitted.... $ (2,406) $ (6,934)
                                                      ========  ========

                        LIBERTY LIFE INSURANCE COMPANY

   The change in net deferred income taxes is comprised of the following:

                                                            December 31
                                                -----------------------------------
                                                                    2006      2005
                                                  2006     2005    Change    Change
                                                -------- -------- --------  -------
                                                           (In thousands)
Total deferred tax assets...................... $180,911 $187,102 $ (6,191) $(5,377)
Total deferred tax liabilities.................   11,663    5,934    5,729     (772)
                                                -------- -------- --------  -------
Net deferred tax asset......................... $169,248 $181,168  (11,920)  (4,605)
                                                ======== ========
Tax effect of unrealized losses................                      3,631     (292)
                                                                  --------  -------
Change in net deferred income tax..............                     (8,289)  (4,897)
Change in nonadmitted assets...................                      1,840     (663)
                                                                  --------  -------
Change in net deferred income tax on operations                   $ (6,449) $(5,560)
                                                                  ========  =======

   Certain amounts that were not currently taxed under the pre-1984 tax law were credited to a policyholder surplus account ("PSA"). The Company's PSA is approximately $63.4 million at December 31, 2006. The American Jobs Creation Act of 2004 enacted a two-year suspension of the tax on distributions from PSA's and reversed the order of distributions so that distributions may first be made from the PSA rather than the shareholder surplus account ("SSA"). The Company made a $14.1 million tax-free distribution from the PSA in 2006 and is currently analyzing the feasibility of making a deemed distribution election to transfer the remainder of the PSA balance to the SSA if such a transfer can be made tax-free. Should the Company not be able to distribute or transfer the remainder of the PSA during the two-year suspension period, the account would be taxable at regular corporate rates when distributed to stockholders. The Company has no present plans to distribute the amount in the PSA in a taxable transaction; consequently, no provision has been made in the financial statements for the taxes thereon. If such taxes were assessed, the taxes would amount to approximately $22 million.

   Earnings taxed on a current basis are accumulated in the SSA and can be distributed to stockholders without tax. The SSA amounted to approximately $84.8 million at December 31, 2006.

   The Company's net operating loss carryforwards available to offset future taxable income total $36,534,000 and expire December 31, 2017 through December 31, 2021. The Company also has net capital loss carryforwards of $4,422,000 which expire December 31, 2008 through December 31, 2011 and charitable contribution carryforwards of $2,359,000, of which $228,000 expire December 31, 2007 with the remainder expiring December 31, 2008 through December 31, 2011. In addition, the Company has net alternative minimum tax credit carryforwards of $62,000 and Katrina credit carryforwards of $81,000 which have no expiration date.

   There are no federal income taxes available for recoupment in the event of future net losses.

6. Reinsurance Agreements

   The Company no longer actively assumes reinsurance from other companies. The Company's block of assumption reinsurance was transferred to Generali Life Reassurance Co. under an assumption and coinsurance agreement. The gain associated with the transfer was deferred and recognized as the business is novated, effectively releasing the Company from any credit risks. The Company recognized $190,000 and $332,000 during the years ended December 31, 2006 and 2006, respectively, in miscellaneous income in the accompanying statements of income--statutory basis.

                        LIBERTY LIFE INSURANCE COMPANY

   The Company reinsures with other companies portions of the life insurance it writes, thereby limiting its exposure on larger risks. Normal retentions without reinsurance are up to $1,000,000 on an individual life policy. The Company remains contingently liable with respect to all reinsurance ceded by it to others. These contingent liabilities would become actual liabilities in the event that an assuming reinsurer should fail to perform its obligations under its reinsurance agreement with the Company.

   The Company's ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

                                                  December 31
                                               -----------------
                                                 2006     2005
                                               -------- --------
                                                (In thousands)
               Premiums....................... $ 80,291 $ 67,654
               Benefits paid or provided......   39,143   43,976
               Policy and contract liabilities  466,576  449,593

   In 1991, the Company entered into an agreement with Life Reassurance Corporation ("Life Re") to coinsure the Company's General Agency Division's universal life policies in force. The initial agreement provided for 80% coinsurance on policies in force at December 31, 1991, and 50% coinsurance on policies issued subsequent to such date. Effective July 1, 1995, the amount coinsured on policies written after December 31, 1991, was increased to 80%. Under the terms of the agreement, assets supporting the business ceded are required to be held in trust. At December 31, 2006, the Company's interest in the assets held in trust consisted of investments with an amortized cost of $51,566,000 and a fair value of $52,950,000. At December 31, 2005, the
Company's interest in the assets held in trust consisted of investments with an amortized cost of $53,056,000 and a fair value of $55,681,000. The Company does not record the assets held in trust or any net liability related to this reinsurance agreement.

   Neither the Company nor any of its related parties control, either directly or indirectly, any reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

   The Company has entered into reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. However, no reinsurance credits have been taken for those agreements. Also, it is estimated that there would be no aggregate reduction in surplus of a unilateral cancellation by the reinsurer as of December 31, 2006, even if the cancellation results in a net obligation of the Company to the reinsurer. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 2006, would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

7. Capital and Surplus

   The maximum amount of dividends that can be paid by South Carolina-domiciled insurance companies to shareholders without prior approval from the Director of Insurance is subject to restrictions relating to statutory surplus or net gain from operations. Without prior approval, the maximum dividend payment or series of payments over a 12-month period may not exceed the lesser of the prior year's net gain from operations or 10%

                        LIBERTY LIFE INSURANCE COMPANY
of policyholder's surplus when paid from other than earned surplus or the greater of the prior year's net gain from operations or 10% of policyholders' surplus when paid from earned surplus. The Company declared and paid dividends totaling $31,125,000 during 2006. The Company declared an additional dividend of $6,125,000 in December 2006 which was paid during January 2007. Since the total dividends were greater than the maximum allowed of $27,494,000, the Company asked for and received prior approval from the Director of Insurance. The Company declared and paid dividends totaling $18,375,000 during 2005 which was less than the maximum allowed for that year. The maximum dividend that the Company could pay from other than earned surplus during 2007 without prior approval of the Director of Insurance is $19,767,000.

   At December 31, 2006, the Company had no outstanding shares of cumulative convertible, nonvoting preferred stock.

   Under South Carolina insurance regulations, the Company is required to maintain minimum capital and surplus of $2,400,000 at December 31, 2006 and 2005. Life and health insurance companies are subject to certain risk-based capital requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2006 and 2005, the Company met the minimum capital requirements for risk-based capital and requirements for its state of domicile.

   A portion of unassigned surplus is represented by the following items:

                                                                                        December 31
                                                                                     -----------------
                                                                                       2006     2005
                                                                                     -------- --------
                                                                                      (In thousands)
Unrealized gains (net of taxes of $5,902 and $2,271 for 2006 and 2005, respectively) $ 10,961 $  4,217
Nonadmitted asset values............................................................  184,356  188,672
Asset valuation reserve.............................................................   31,298   34,369

   The Company holds a $57,000,000 surplus note as of December 31, 2006 and 2005 payable to the Company's parent company, RBC Insurance Holdings (USA), Inc. Payments of principal will begin July 31, 2013 and will consist of quarterly payments of $2,850,000 until April 30, 2018. The loan bears interest for each interest period on the unpaid principal amount at an annual rate equal to the sum of the Eurodollar rate determined for the period plus 1.69%, payable in arrears quarterly. The Company also pays a facility fee of an annual rate of 0.325% on the daily outstanding principal amount of the note, payable in arrears quarterly. Interest paid during 2006 and 2005 was $4,019,000 and $2,842,000, respectively. Interest paid from the inception of the note through December 31, 2006 was $9,706,000. The company has no unapproved interest or principal.

   The repayment conditions and restrictions of principal and/or interest on the surplus note are as follows: (1) The Company must notify the SCDOI at least 30 days before the scheduled payment date of its intent to make a payment;
(2) The SCDOI cannot disapprove the payment within 15 days after receipt of notice; (3) After the payment has been made, the total adjusted capital and surplus, as calculated under the rules and regulation prescribed by the NAIC, must exceed 400% of the Authorized Control Level Risk Based Capital stated in the most recently filed Annual Statement of the Company. Principal and interest must be paid out of surplus, excluding capital, and only if the Company maintains its reserves and its minimum capital and surplus as required by the SCDOI. Repayment of the principal and interest is subordinated to all general liabilities of the Company and the claims of policyholders and creditors of the Company, but ranks superior to the claim, interest, and equity of the shares or shareholders of the Company.

                        LIBERTY LIFE INSURANCE COMPANY

8. Commitments and Contingencies

   The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating the policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material effect on the Company's financial position or results of operations.

   The Company is party to an environmental remediation at a property on which it foreclosed in 1993. The property was subsequently sold, but the Company remains liable for the remediation. At December 31, 2006 and 2005, the Company accrued $85,000 and $92,000, respectively, which it believes is sufficient to cover any future liabilities related to this remediation.

   At December 31, 2006 and 2005, the Company had commitments to purchase additional investments totaling approximately $19,640,000 and $4,331,000, respectively.

   The Company has lease agreements, primarily for district offices and office equipment, which expire on various dates through 2014. Most of these agreements have optional renewal provisions covering additional periods of one to ten years. All leases were made in the ordinary course of business and contain no significant restrictions or obligations. Annual rental expense amounted to $2,834,000 for 2006 and $1,902,000 for 2005.

   On June 30, 2006, the Company sold its home office complex and leased back a portion of the space under a seven-year lease. The lease has no significant restrictions, obligations or future commitments and has two three-to-five-year renewal options. The amount paid under the lease during 2006 was $1,013,000.

   At December 31, 2006, the minimum aggregate lease commitments under these leases are as follows (in thousands):

                   Years ending December 31 Lease Commitment
                   ------------------------ ----------------
                     2007..................      $3,219
                     2008..................       2,908
                     2009..................       2,912
                     2010..................       2,836
                     2011..................       2,835
                     2012 and thereafter...       3,897

9. Reserves

   Life Reserves--As of December 31, 2006, the Company had $529,410,000 of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the state of South Carolina. The reserves to cover this insurance totaled $2,911,000.

   Tabular Interest and Tabular Less Actual Reserve Released have been determined by formula. Tabular Cost has been determined by formula or, alternatively, from the basic data for the calculation of policy reserves.

   Tabular Interest on Deposit-Type Contracts is the amount actually credited or accrued to the funds during the year.

                        LIBERTY LIFE INSURANCE COMPANY

   Annuity Reserves--The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows (in thousands):

                                                                          2006                 2005
                                                                  -------------------  -------------------
                                                                              Percent              Percent
                                                                    Amount    of Total   Amount    of Total
                                                                  ----------  -------- ----------  --------
Subject to discretionary withdrawal:
   At book value (no charge or adjustment)....................... $  328,590     20%   $  345,554     22%
   With market value adjustment..................................    447,751     27       471,224     29
   At book value, less surrender charge..........................    786,486     47       694,109     43
                                                                  ----------    ---    ----------    ---
       Subtotal..................................................  1,562,827     94     1,510,887     94
Not subject to discretionary withdrawal..........................     98,194      6        90,211      6
                                                                  ----------    ---    ----------    ---
Total annuity reserves and deposit fund liabilities..............  1,661,021    100%    1,601,098    100%
                                                                                ===                  ===
Reinsurance ceded................................................    (23,534)             (10,720)
                                                                  ----------           ----------
Total net annuity reserves and deposit fund liabilities.......... $1,637,487           $1,590,378
                                                                  ==========           ==========
Reconciliation to Exhibit 5 and Exhibit 7 of the Company's annual filing with the NAIC:
   Life & Accident & Health Statement............................
   Exhibit 5, Annuities Section--Total (net)..................... $1,571,501           $1,521,110
   Exhibit 5, Supplementary Contracts with.......................
   Life Contingencies section--Total (net).......................     16,791               17,150
   Exhibit 7, Deposit-Type Contracts, Line 14, Column 1..........     29,962               32,935
                                                                  ----------           ----------
       Subtotal..................................................  1,618,254            1,571,195
Separate Accounts Annual Statement
   Exhibit 3, Section B--totals (net)............................     19,233               19,183
                                                                  ----------           ----------
Total annuity actuarial reserves and deposit fund liabilities.... $1,637,487           $1,590,378
                                                                  ==========           ==========

                        LIBERTY LIFE INSURANCE COMPANY

10. Benefit Plans

   Defined Benefit Pension Plan--The Company previously sponsored two qualified defined benefit pension plans which were merged into the US Pension Plan for United States Dollar-Based Employees of RBC. Both plans are frozen for new entrants. One of the plans includes as part of its assets a guaranteed pension investment contract which is funded by the Company and provides for monthly payments to retirees covered by the plan. This contract balance was $40,640,000 and $34,830,000 at December 31, 2006 and 2005, respectively.

   The following table sets forth the plan's funded status as of December 31, 2006 and 2005 (in thousands):

                                                           2006     2005
                                                         -------  -------
      Change in benefit obligations:
         Benefit obligation at beginning of year........ $72,178  $67,214
         Service cost...................................     206      128
         Interest cost..................................   3,911    4,028
         Plan amendment.................................      94      295
         Transfer from another plan.....................   4,592       --
         Actuarial (gains) losses.......................  (2,327)   5,441
         Benefits paid..................................  (5,241)  (4,928)
                                                         -------  -------
      Benefit obligation at end of year.................  73,413   72,178

      Change in plan assets:
         Fair value of plan assets at beginning of year.  77,001   77,663
         Actual return on plan assets...................   7,559    4,266
         Transfer from another plan.....................   2,517       --
         Benefits paid..................................  (5,241)  (4,928)
                                                         -------  -------
      Fair value of plan assets at end of year..........  81,836   77,001
                                                         -------  -------
      Funded status of the plan.........................   8,423    4,823
      Unrecognized net actuarial loss...................   3,897    5,022
      Unrecognized prior service cost...................     343      270
                                                         -------  -------
      Prepaid pension cost.............................. $12,663  $10,115
                                                         =======  =======

   Net pension cost included the following components for the years ended December 31, 2006 and 2005 (in thousands):

                                                         2006     2005
                                                       -------  -------
       Service cost--benefits earned during the period $   226  $   128
       Interest cost on projected benefit obligation..   4,043    4,028
       Actual return on plan assets...................  (7,645)  (4,266)
       Net amortization and deferral..................     397      (34)
       Other..........................................     431       --
                                                       -------  -------
       Net pension benefit............................ $(2,548) $  (144)
                                                       =======  =======

                        LIBERTY LIFE INSURANCE COMPANY

   Net pension cost included the following components for the years ended December 31, 2006 and 2005 (in thousands):

   The pension plan's weighted-average asset allocations are as follows:

                                    December 31, December 31,
                                        2006         2005
                                    ------------ ------------
                  Equity securities      63%          61%
                  Debt securities..      37           39
                                        ---          ---
                  Total............     100%         100%
                                        ===          ===

   The assets of the pension plan are invested in a prudent manner for the sole benefit of the participants and beneficiaries in order to achieve the highest returns consistent with the prudence and diversification requirements of the Employee Retirement Income Security Act of 1974 and taking into account the plan's need for liquidity.

   The Pension Plan Management Committee oversees the investment of plan assets. The investment policies and goals are set forth in the plan's Statement of Investment Policies and Procedures. The statement sets out the asset mix policy, which was developed taking into account a number of factors including:

  . Investment characteristics, including expected returns, volatilities and correlations of both plan assets and liabilities

  . The plan's tolerance for risk which dictates the trade-off between increased short-term volatility and enhanced long-term expected returns

  . Diversification of plan assets through the inclusion of several asset classes to minimize the risk of large losses unless it is clearly prudent not to do so

  . The liquidity and current return of the portfolio relative to the anticipated cash flow requirements of the plan

  .   Actuarial factors such as membership demographics and real wage increases

   The asset mix policy ranges are as follows:

                                            Low Target High
                                            --- ------ ----
                    Fixed income securities 25%   40%   55%
                    Equity securities...... 45%   60%   75%

   The equity securities category includes both domestic and foreign equity securities. The target asset allocation of domestic and foreign securities is 35% and 25%, respectively.

   In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 6.0% for 2006 and 5.5% for 2005. Only employees 50 years and older continue to accrue benefits under this plan. The rate of increase in future compensation levels used for the employees in 2006 and 2005 was 3.5%. The expected long-term rate of return on assets was 7.0% in 2006 and 2005.

   Supplemental Retirement Programs and Deferred Compensation Plan--The Company has supplemental retirement programs for former senior executive officers, group sales managers and group sales persons who are

                        LIBERTY LIFE INSURANCE COMPANY
participants in the defined benefit pension plan. These programs are not qualified under Section 401(a) of the Internal Revenue Code and are not prefunded. Benefits are paid directly by the Company as they become due. Benefits are equal to an amount computed on the same basis as under the pension plan (except incentive compensation is included and limitations under Sections 401 and 415 of the Internal Revenue Code are not considered) less the actual benefit payable under the pension plan. This plan was frozen on September 30, 2003.

   The Company has several deferred compensation plans for former employees. These plans are not qualified under Section 401(a) of the Internal Revenue Code. All plans are frozen as to new entrants. At December 31, 2006 and 2005, the Company carried a liability of $6,520,000 and $6,954,000, respectively, for these plans. The actuarial present value of benefits shown below includes all managers from one of the frozen plans who have retired and are entitled to benefits under the program.

   The following table sets forth the combined supplemental retirement programs' and deferred compensation plan's funded status as of December 31, 2006 and 2005 (in thousands):

                                                      2006      2005
                                                    --------  --------
        Unfunded benefit obligations:
         Benefit obligation at beginning of year... $ 25,011  $ 24,568
         Interest cost.............................    1,359     1,394
         Actuarial (gains) losses..................     (858)    1,124
         Benefits paid.............................   (2,048)   (2,075)
                                                    --------  --------
        Benefit obligation at end of year..........   23,464    25,011
         Unrecognized net actuarial loss...........    8,801    10,070
         Adjustment to recognized minimum liability   (8,801)  (10,070)
                                                    --------  --------
        Accrued benefit liability.................. $(23,464) $(25,011)
                                                    ========  ========

   Net pension cost included the following components as of December 31, 2006 and 2005 (in thousands):

                                                         2006   2005
                                                        ------ ------
          Interest cost on projected benefit obligation $1,359 $1,394
          Net amortization and deferral................    411    353
                                                        ------ ------
          Net pension cost............................. $1,770 $1,747
                                                        ====== ======

   In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 6.00% for 2006 and 5.50% for 2005. The rate of increase in future compensation levels was 4.00% for 2005. There was no rate of increase in future compensation levels for 2006, as the plan benefits are frozen and not dependent on compensation.

   The Company established a rabbi trust for certain of the supplemental and deferred compensation plans described above. At December 31, 2006 and 2005, the trust held assets with a market value of approximately $24,172,000 and $24,363,000.

   The Company maintains a non-qualified deferred compensation plan for key employees in the United States under an arrangement called the RBC U.S. Wealth Accumulation Plan. This plan allows eligible employees to make deferrals of a portion of their annual bonus and allocate the deferrals among various fund choices, which include a

                        LIBERTY LIFE INSURANCE COMPANY
share unit fund that tracks the value of RBC common shares. Amounts deferred are credited with the investment earnings of the selected funds. The Company purchases similar investments, including RBC stock, to manage the economic exposure to the investment performance of the funds selected by the participants. The liability under this deferred compensation plan was $1,224,000 and $778,000 at December 31, 2006 and 2005, respectively.

   Savings and Investment Plans--The Company participates in the RBC-U.S.A. Retirement and Savings Plan (the "Plan"), a qualified defined contribution plan that covers all eligible employees of the Company. Employees have the option of making both pre-tax and Roth contributions to the Plan. The Company will make a matching contribution up to 6% of the employees' compensation which vests according to a sliding scale over a five-year period. The Company's matching contributions to the Plan were $1,151,000 and $1,223,000 for the years ended December 31, 2006 and 2005, respectively. The Company also makes a stock contribution to the Plan each year based on Company performance. The stock contribution target is 1% of each employee's compensation, up to a maximum of $500. Stock contributions totaled $161,000 and $169,000 for the years ended December 31, 2006 and 2005.

   Stock-Based Compensation--The Company offers performance deferred share award plans to certain key employees which vest over three to four years. The Company uses RBC stock and derivatives to manage the economic exposure to volatility in the price of RBC common shares under some of these plans. The stock-based compensation amounts recorded in general expenses in the statements of income--statutory basis and reported in the expense amounts below are net of the impact of these derivatives. Awards under the plans are deferred in the form of common shares which are held in trust until they fully vest or in the form of deferred share units ("DSU"). A portion of the award under some plans can be increased or decreased up to 50%, depending on RBC's total shareholder return compared to a defined peer group of North American financial institutions. The value of the DSU paid will be equivalent to the original award adjusted for dividends and changes in the market value of common shares at the time the award vests. The Company recorded a liability of $1,363,000 at December 31, 2006 under these plans. The Company recognized $1,419,000 in compensation expense related to these plans during the year ended December 31, 2006.

   Defined Benefit Health Care Plan--The Company sponsors the RBC Liberty Employees Health Benefit Plan, which provides certain health care and life insurance benefits for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. Alternatively, retirees may elect certain prepaid healthcare benefit plans. Life insurance benefits are generally set at a fixed amount.

   Net postretirement benefit costs include the expected cost of benefits for newly eligible or vested employees, interest cost, net gain or loss and amortization of the transition obligation.

                                                     2006    2005
                                                    ------  ------
                                                    (In thousands)
              Service cost......................... $   97  $  107
              Interest cost........................  1,237   1,416
              Amortization of net gain or loss.....    120   1,946
              Amortization of prior service cost...     89      89
              Amortization of transition obligation    685     685
                                                    ------  ------
              Net postretirement benefit cost...... $2,228  $4,243
                                                    ======  ======
              Company contributions................ $3,130  $3,322
                                                    ======  ======

                        LIBERTY LIFE INSURANCE COMPANY

   At December 31, 2006 and 2005, the Company's unfunded postretirement benefit obligation for retirees and other fully eligible or vested plan participants was $20,365,000 and $24,186,000, respectively.

                                                       2006     2005
                                                     -------  -------
                                                      (In thousands)
         Unfunded postretirement benefit obligation:
         Beginning balance.......................... $24,186  $24,868
          Service cost..............................      97      107
          Interest cost.............................   1,237    1,416
          Actuarial (gains) losses..................  (2,025)     587
          Benefit payments..........................  (3,130)  (3,322)
          Transfer from affiliate...................      --      530
                                                     -------  -------
         Ending balance.............................  20,365   24,186
         Unrecognized net actuarial gain (loss).....     391   (1,754)
         Unrecognized transition obligation.........  (4,109)  (4,794)
         Unrecognized prior service cost............  (1,012)  (1,101)
                                                     -------  -------
         Accrued postretirement benefit obligation.. $15,635  $16,537
                                                     =======  =======

   The discount rate used in determining the accumulated postretirement benefit obligation was 6.0% and 5.5% at December 31, 2006 and 2005, respectively. The health care cost trend rates were 10.63% in 2006, then decreasing each year until reaching 5% in 2014 and after.

   Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trends would have the following effects (in thousands):

                                                        1 %      1 %
                                                      Increase Decrease
                                                      -------- --------
         Effect on total service and interest costs..   $ 24    $ (23)
         Effect on postretirement benefit obligations    398     (379)

   The Medicare Prescription Drug, Improvement and Modernization Act
(the "Act") provides for a voluntary prescription drug benefit program and subsidies for private plans offering actuarially equivalent plans to its voluntary prescription drug benefit program. The Company has determined that the prescription drug benefits provided by its health care plan are actuarially equivalent to the Act's prescription drug benefits. Accordingly, the accumulated postretirement benefits obligation of the health care plan has been reduced as of December 31, 2006 and 2005, by $2,783,000 and $2,179,000,
respectively.

   Postemployment Benefit Plan--The Company sponsors workers' compensation and medical benefit plans for disabled employees. The Company accrued $962,000 and $1,391,000 as of December 31, 2006 and 2005, respectively. The Company reduced general expenses by $429,000 and $2,318,000 for the years ended December 31, 2006 and 2005, respectively, as a result of reductions in reserves for medical benefits.

                        LIBERTY LIFE INSURANCE COMPANY

   The significant components of the change in the Company's postemployment benefit plans are presented below:

                                                                                         2006     2005
                                                                                        ------  -------
                                                                                         (In thousands)
Postemployment benefit plan liability:
Beginning balance...................................................................... $1,391  $ 3,245
Net increase (decrease) in reserve for workers' compensation claims....................    108      (51)
Net decrease in reserve for medical benefits related to disabled and COBRA participants   (537)  (1,803)
                                                                                        ------  -------
Ending balance......................................................................... $  962  $ 1,391
                                                                                        ======  =======

   Cash Flows--The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid (in thousands):

                              Pension Non-Qualified  Other
                               Plan       Plans     Benefits
                              ------- ------------- --------
                    2007..... $ 5,371    $1,971      $2,207
                    2008.....   5,305     1,930       2,180
                    2009.....   5,251     1,880       2,145
                    2010.....   5,206     1,828       2,100
                    2011.....   5,170     1,776       2,051
                    2012-2016  25,850     8,398       9,186

   No contributions are expected to be made to the Dollar-Based Plan, while $1,971,000 is expected to be paid with respect to the non-qualified benefit plans and $2,207,000 is expected to be paid with respect to the other post-retirement benefit plans in 2007.

                        LIBERTY LIFE INSURANCE COMPANY

11. Fair Values of Financial Instruments

   Statement of Statutory Accounting Principles ("SSAP") No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. SSAP No. 27 excludes certain financial instruments and all non-financial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The following represents the carrying amount and fair value of significant assets and liabilities at December 31, 2006 and 2005 (in thousands):

                                              2006                      2005
                                    ------------------------  ------------------------
                                      Carrying      Fair        Carrying      Fair
                                       Amount       Value        Amount       Value
                                    -----------  -----------  -----------  -----------
Bonds.............................. $ 2,742,404  $ 2,714,530  $ 2,717,243  $ 2,722,745
Preferred stock....................       2,630        2,823        2,960        3,359
Common stock.......................      87,749       87,749       68,584       68,584
Mortgage loans.....................     549,542      559,159      575,199      593,532
Contract loans.....................     108,308      106,758      109,571      106,090
Cash and short-term investments....     129,979      129,979       90,031       90,031
Assets held in separate account....      33,751       33,751       35,152       35,220
Investment-type insurance contracts  (1,511,459)  (1,398,719)  (1,470,128)  (1,368,573)

   Additional data regarding fair values of the Company's investments is disclosed in Note 2.

   The following methods and assumptions were used by the Company in estimating fair value for financial instruments:

   Cash and Short-Term Investments--The carrying amounts reported in the balance sheets for these financial instruments approximate fair value.

   Investment Securities--The fair values for fixed maturity securities are based on quoted market prices where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

   Mortgage Loans and Contract loans--The fair values for mortgage loans and contract loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of accrued interest approximates fair value.

                        LIBERTY LIFE INSURANCE COMPANY

   Funds Left on Deposit--Funds left on deposit with a fixed maturity are valued at discounted present value using market interest rates. Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

   Liabilities for Flexible and Single Premium Deferred Annuities--The cash surrender value of flexible and single premium deferred annuities approximates fair value.

   Liabilities for Guaranteed Investment Contracts--The fair value for the Company's liabilities under guaranteed investment contracts is estimated using discounted cash flow analyses, using interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

12. Statutory Merger

   The results of BMA and LLIC prior to the merger on a statutory basis at June 30, 2006 and at December 31, 2005 are as follows (in thousands):

                                                               June 30,   December 31,
                                                                 2006         2005
                                                              ----------- ------------
                                                              (Unaudited)
Business Men's Assurance Company of America
Balance Sheets
Investments.................................................. $2,284,835   $2,266,447
Other assets.................................................     30,024       30,253
Separate accounts............................................     31,646       35,152
                                                              ----------   ----------
 Total admitted assets....................................... $2,346,505   $2,331,852
                                                              ==========   ==========
Insurance reserves........................................... $2,068,929   $2,048,487
Other liabilities............................................     92,695       95,074
Separate accounts............................................     31,646       35,152
Capital and surplus..........................................    153,235      153,139
                                                              ----------   ----------
 Total liabilities and capital and surplus................... $2,346,505   $2,331,852
                                                              ==========   ==========
Statements of Income
Revenues..................................................... $  239,671   $  517,328
Expenses and taxes...........................................    231,134      512,693
Net transfers--separate accounts.............................       (621)     (10,686)
                                                              ----------   ----------
 Net income.................................................. $    9,158   $   15,321
                                                              ==========   ==========
Dividends paid to LLIC reflected in capital and surplus above $    8,000   $    9,500
                                                              ==========   ==========

                        LIBERTY LIFE INSURANCE COMPANY

                                                              June 30,   December 31,
                                                                2006         2005
-                                                            ----------- ------------
                                                             (Unaudited)
Liberty Life Insurance Company
Balance Sheets
Investments................................................. $1,508,067   $1,516,319
Other assets................................................     75,214       76,275
                                                             ----------   ----------
   Total admitted assets.................................... $1,583,281   $1,592,594
                                                             ==========   ==========
Insurance reserves.......................................... $1,140,263   $1,140,693
Other liabilities...........................................    152,370      150,721
Capital and surplus.........................................    290,648      301,180
                                                             ----------   ----------
   Total liabilities and capital and surplus................ $1,583,281   $1,592,594
                                                             ==========   ==========
Statements of Income
Revenues.................................................... $  135,337   $  270,400
Expenses and taxes..........................................    127,307      243,795
                                                             ----------   ----------
   Net income............................................... $    8,030   $   26,605
                                                             ==========   ==========
Investment in BMA included in investments above............. $  177,877   $  179,382
                                                             ==========   ==========
Dividend income received from BMA included in revenues above $    8,000   $    9,500
                                                             ==========   ==========

13. Separate Accounts

   Investment risks associated with market value changes in the separate accounts are borne by the policyholder. The following reserves are valued at fair value, are subject to discretionary withdrawal at market value and have no associated minimum return guarantees.

                                                       2006    2005
                                                      ------- -------
                                                      (in thousands)
          Premiums, deposits and other considerations $ 3,780 $ 3,230
                                                      ======= =======
          Separate account reserves.................. $32,558 $28,891
          Due from general account...................   1,193   1,594
                                                      ------- -------
          Total separate account assets/liabilities.. $33,751 $30,485
                                                      ======= =======

   The following reserves are valued at amortized cost, are subjected to discretionary withdrawal with a market value adjustment and provide a minimum return guarantee of less than 4%.

                                                        2006   2005
                                                        ----  ------
                                                        (in thousands)
            Premiums, deposits and other considerations $--   $   --
                                                        ===   ======
            Separate account reserves.................. $--   $1,048
            Due from general account...................  --    3,843
            IMR Asset..................................  --     (224)
                                                        ---   ------
            Total separate account assets/liabilities.. $--   $4,667
                                                        ===   ======

                        LIBERTY LIFE INSURANCE COMPANY

   A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 2006 and 2005, is presented below (in thousands):

                                                                                         2006     2005
                                                                                       -------  --------
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
   Transfers to separate accounts..................................................... $ 3,780  $  3,229
   Transfers from separate accounts...................................................  (5,472)  (13,917)
   Other..............................................................................       1         2
                                                                                       -------  --------
Net transfers from separate accounts as reported in the Statements of Income-Statutory
  Basis............................................................................... $(1,691) $(10,686)
                                                                                       =======  ========

14. Deferred and Uncollected Premiums

   Deferred and uncollected life insurance premiums were as follows:

                                              December 31, 2006 December 31, 2005
                                              ----------------  -----------------
                                                       Net of            Net of
                                               Gross   Loading  Gross    Loading
                                              ------   -------   ------  -------
                                                      (In thousands)
   Industrial................................ $   54   $   37   $   70   $   48
   Ordinary new business.....................   (183)    (204)     229      229
   Ordinary renewal..........................  3,587    3,585    3,837    3,454
   Credit life...............................     --       --        1        1
   Group life................................  1,346    1,654    1,539    1,837
                                              ------   ------    ------  ------
          Total.............................. $4,804    5,072   $5,676    5,569
                                              ======             ======
   Less nonadmitted..........................             412               337
                                                       ------            ------
   Net deferred and uncollected life premiums          $4,660            $5,232
                                                       ======            ======

   A premium deficiency reserve of $2,911,000 and $2,690,000 was recorded during 2006 and 2005, respectively. The Company anticipates investment income as a factor in the premium deficiency calculation.

15. Third-party Administrators

   The Company uses third-party administrators ("TPAs") in the marketing of term life ("Life"), accidental death ("AD") and disability ("DIS") insurance for mortgages.

   Direct insurance premiums written by TPAs totaled $25,252,000 and $31,807,000 during 2006 and 2005, respectively. The TPAs used by the Company include Intersections Insurance Services, Inc. ("IISI"), First Service Group ("FSG"), and Lawrence Victoria Insurance Agency, Inc. ("LVIA").

   The Company has an exclusive contract with IISI for the marketing of such products while the contracts with FSG and LVIA are not exclusive.

                        LIBERTY LIFE INSURANCE COMPANY

         Name and Address of                        Types of     Type of    (in thousands)
          Managing General                FEIN      Business    Authority    Total Direct
 Agent or Third- Party Administrator     Number     Written      Granted    Premium Written
 -----------------------------------   ---------- ------------- ---------   ---------------
                                                                             2006    2005
                                                                            ------- -------
Intersections Insurance Services, Inc. 36-3147555            AD      P      $23,608 $29,954
315 W. University Dr.
Arlington Heights, Illinois 60004
Aggregate amounts.....................            AD, Life, Dis    U,P        1,644   1,853
                                                                            ------- -------
Total.................................                                      $25,252 $31,807
                                                                            ======= =======
                                          P--Premium Collection U--Underwriting Authorities

16. Changes in Incurred Claims and Claim Adjustment Expenses

                                                December 31
                                             -----------------
                                               2006     2005
                                             -------- --------
                                               (In thousands)
                 Balance--January 1......... $ 26,411 $ 26,044
                 Less reinsurance recoveries    5,174    2,461
                                             -------- --------
                 Net balance--January 1.....   21,237   23,583
                                             -------- --------
                 Incurred related to:
                    Current year............  167,828  158,214
                    Prior year..............    5,469     (963)
                                             -------- --------
                        Total incurred......  173,297  157,251
                                             -------- --------
                 Paid related to:
                    Current year............  148,362  140,931
                    Prior year..............   19,905   18,666
                                             -------- --------
                        Total paid..........  168,267  159,597
                                             -------- --------
                 Net balance--December 31...   26,267   21,237
                 Plus reinsurance recoveries    7,995    5,174
                                             -------- --------
                 Balance--December 31....... $ 34,262 $ 26,411
                                             ======== ========

   The balance of reserves for incurred losses and loss adjustment expenses related to insured events from prior years was $6.8 million and $5.4 million at December 31, 2006 and 2005, respectively. The increase is a result of fluctuations in claims experience in the life insurance line of business and ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims. The Company does not have retrospectively rated policies, so there is no accrual of additional or returned premiums due to changes in this loss reserve.

                        LIBERTY LIFE INSURANCE COMPANY

17. Components of General Expenses and Insurance Taxes, Licenses and Fees

                                                                 December 31
                                                               ---------------
                                                                2006    2005
                                                               ------- -------
                                                               (In thousands)
  General expenses:
     Rent..................................................... $ 4,114 $ 4,260
     Salaries and wages.......................................  27,729  28,128
     Contributions for benefit plans..........................   7,867  14,774
     Legal, public accountants, and consulting actuaries fees.   2,506   2,550
     Advertising..............................................   8,352   7,174
     Postage, express, and telephone..........................   3,163   3,048
     Rental of equipment......................................     741     798
     Cost or depreciation of EDP equipment and software.......   7,828   2,651
     All other................................................  24,917  20,840
                                                               ------- -------
  Total general expenses...................................... $87,217 $84,223
                                                               ======= =======
  Insurance taxes, licenses, and fees:
     State insurance department licenses, and fees............ $ 1,686 $ 1,572
     State tax on premiums....................................   3,668   5,264
     U.S. Social Security taxes...............................   2,159   2,005
     All other................................................   1,126     994
                                                               ------- -------
  Total insurance taxes, licenses, and fees................... $ 8,639 $ 9,835
                                                               ======= =======

18. Derivatives

   In 2006, the Company entered into a swap with RBC to hedge the compensation liability associated with the stock-based compensation plan described in Note
10. The risks to be hedged include price and dividend risk with respect to the stock of Royal Bank of Canada. The fair value of the swap at December 31, 2006 was $1,000. General expenses were reduced by $1,000 during 2006 as a result of the derivative. The notional amount of the derivative was $508,000 at December 31, 2006.

                        LIBERTY LIFE INSURANCE COMPANY

          NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS--(Concluded)


19. Reconciliation of Statements of Cash Flow--Statutory Basis to the Annual Statement

   Reclassifications were made to the Statements of Cash Flows for the year ended December 31, 2006 to appropriately classify items related to waived premiums, funds received under a reinsurance contract, intercompany balances, electronic data processing equipment and software as follows:

                                                                                     December 31,
                                                                                         2006
                                                                                    --------------
                                                                                    (in thousands)
Net cash provided by operating activities per accompanying statements of cash flows    $ 72,629
Reinsurance contract...............................................................     (14,355)
Waived premiums....................................................................       1,896
Capitalized software costs.........................................................       3,615
                                                                                       --------
Net cash provided by operating activities per Company's Annual Statement...........      63,785

Net cash used in operating activities per accompanying statements of cash flows....     (46,831)
Intercompany balances..............................................................       2,557
EDP & software.....................................................................       6,287
                                                                                       --------
Net cash used in operating activities per Company's Annual Statement...............     (37,987)

Net impact on cash and short-term investments--end of year.........................    $     --
                                                                                       ========

                                    ******